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Annual Report To Contractowners                                December 31, 1999
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                                     [LOGO]
                                  GUARDIAN(SM)

The Guardian Investor

THE GUARDIAN
SEPARATE ACCOUNT D

The Guardian Stock Fund
------------------
The Guardian Bond Fund, Inc.
------------------
The Guardian Cash Fund, Inc.
------------------
Gabelli Capital Asset Fund
------------------
Baillie Gifford
International Fund
------------------
Baillie Gifford Emerging
Markets Fund
------------------
The Guardian Small Cap Stock
Fund
------------------
Value Line Centurion Fund, Inc.
------------------
Value Line Strategic Asset
Management Trust
------------------
MFS Growth with Income Series

The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America

Executive Office
7 Hanover Square
New York,  New York 10004

Customer Service Office
P.O. Box 26210
Lehigh Valley, Pennsylvania  18002-6210
1-800-221-3253

Distributed by:
Guardian Investor Services Corporation(R)

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Dear Contractowner:
-------------------

[Photo of Joseph D. Sargent, CLU, President & CEO]

      Dear Contractowner:

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Annual Report on the performance of your contract's separate account and its underlying variable investment options during the past year.

Helping You Reach Your Goals

      As an owner of a variable annuity, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A variable annuity such as The Guardian Investor may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

      This Report tells you how each investment option available in your contract has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

      I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

      Thank you for selecting Guardian to assist you in investing for your future.

Sincerely,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

ANNUAL REPORT FOR

The Guardian Investor
Value Guard II

Table of Contents                                 Portfolio           Schedule
                                                   Manager               of
                                                  Interview          Investments
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Economic Report                                                           3

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The Guardian Stock Fund                               6                  48

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The Guardian Bond Fund                               10                  56

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The Guardian Cash Fund                               26                  62

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Gabelli Capital Asset Fund                           12                  74

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Baillie Gifford International Fund                   14                  84

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Baillie Gifford Emerging Markets Fund                16                  90

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The Guardian Small Cap Stock Fund                    18                  96

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Value Line Centurion Fund                            20                 110

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Value Line Strategic Asset Management Trust          22                 118

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MFS Growth with Income Series                        24                 129

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The Guardian Separate Account D                                          28
  For Guardian Investor Contractowners
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The Guardian Separate Account A                                          38
  For Value Guard II Contractowners
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Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

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Economic Report
---------------

[Photo of Frank J. Jones, Ph.D., Chief Investment Officer, Co-Portfolio Manager, The Guardian Stock Fund]

Can Trees Grow to The Sky?

      As of February 2000, the U.S. economy had grown for 106 consecutive months (the current expansion began during April 1991), exceeding the longest post-World War II expansion of 1961-69, which was supported by the Vietnam War. And yet, the economy at present shows no significant geriatric strains.

      The current stock market rally began during October 1990 (some say the structural bull market began in 1982) and the S&P 500 Index(1) has returned over 20% for five consecutive years from 1995 through 1999, an unprecedented run.

      Are these two streaks related? Can these two streaks continue? If not, when will they end? This report addresses these key questions.

      First, are they related? Obviously. Economists fret that a weakening economy will weaken corporate profits and, thus, the stock market. On the other hand, Alan Greenspan frets that a stock market correction will cause an economic correction through the wealth effect, that is, funding consumption out of wealth, rather than income. Who is right in terms of causality? Probably both. A weakening in either the economy or the stock market could affect the other.

      Can these two streaks continue? That is, can trees grow to the sky? It seems clear that the economy and the stock market cannot continue to grow at their recent pace. Real Gross Domestic Product (GDP) grew by 4% during 1999 (down from 4.6% during 1998), and the unemployment rate is 4.1%, the lowest since 1969. Greenspan is appropriately concerned about labor shortages and resulting labor cost increases, which has heretofore been mitigated by immigration, job insecurity resulting from continuing corporate restructuring, and other factors.

      With respect to the stock market, stock prices have outgrown earnings for several years. The price-to-earnings ratio for the S&P 500 was 31.49 at the end of 1999, significantly the highest since World War II. The S&P 500 cannot continue to return 20% every year - the average return over the period from 1926-1999 was 11.35%.

      As the noted economist Herb Stein profoundly said, "If a trend cannot continue, it will stop." Thus, these two trees cannot grow to the sky. But when will they stop growing? Most immediately, will they stop growing during 2000? This is the timely question. To put the answer before the reasoning, we expect growth in the economy and the stock market to moderate during 2000, but do not expect significant reversals.

      Before we proceed, however, we should comment on the other major financial market, the bond market, which is related to our expectation for 2000. If the economy and the stock markets received grades of "A" during 1999, the bond market received a "D-". 1999 experienced the second worst bond market performance since 1973, the worst being 1994. This weak showing by bonds during 1999 was no surprise. During 1994, an even weaker year for bonds, the Federal Reserve (Fed) tightened six times, increasing the Fed funds rate from 3% to 5.5%. During 1999, the Fed tightened three times, increasing the rate from 4.75% to 5.50%.

      The bond market never responds well to Fed tightening. But the three Fed tightenings during 1999 and the two or perhaps more expected during 2000 should moderate economic growth during 2000 to a level of about 3%-3 1/2%, which is currently thought to be "sustainable," without causing a recession or even a severe economic softening. That is, the weak bond market during 1999 planted the seeds for a moderation in the economy during 2000.

The Economy

      As indicated, as of February, the U.S. economy will have experienced its longest post-World War II economic expansion, accompanied by a low unemployment rate (the lowest in 29 years) and also moderate inflation. This combination of desirable conditions, previously thought to be too good to be true, has been referred to as the "New Economy" or "New Paradigm".

      Among the reasons for this salutary environment are the following. First, productivity has been quite high due to, among other factors, technology. Second, monetary policy (due to Alan Greenspan) and fiscal policy (due primarily to the strong economy resulting in a federal budget surplus) have been prudent. Third, several factors have mitigated inflation. They include globalization, the strong U.S. dollar, the (until recently) economic slowdown in Asia (and its effect on commodity prices) and improved technology (including e-commerce), all

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(1)   The Standard & Poor's (S&P 500) Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

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                                                                               3

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leading to weaker pricing power. Weaker labor unions, the increased use of
"temps" and the increased use of stock options rather than salary have also moderated wage inflation. And fourth, the strong stock market has been both a cause and an effect of the long expansion.

      Looking back, why have past economic expansions ended? The first reason has been the inventory cycles. However, while there will be some inventory adjustment from the fourth quarter of 1999 through the first quarter of 2000, due to Y2K, prudent inventory management, including "just in time" inventory, may have rendered the inventory cycle obsolete. The second is inflation (at times caused by oil shocks) and a resulting aggressive Fed tightening. This is the reason we had recessions in 1960, 1970, 1980 and 1990. This threat to economic expansion is alive and well, as indicated below.

      There are three risks to the current economic expansion. The first is continued above sustainable economic growth, leading to incipient inflation, perhaps supported by increased oil prices, resulting in an aggressive Fed tightening of interest rates (a la 1994).

      The second is the current high trade deficit (a net import of goods and services financed by international investment in U.S. financial markets). This excess of imports over exports has satisfied the strong U.S. demand for consumer goods and perhaps abated inflationary forces resulting from excess demand for domestic production. This deficit could lead to a self-reinforcing cycle of:

      o     Weaker U.S. Dollar;

      o     Withdrawal of international funds from U.S.; and

      o     Weaker U.S. stock and bond markets.

      Finally, there is the current high consumption (that is, a low, even negative, savings rate) supported by the "wealth effect", due to a strong stock market and strong residential housing prices. A decline in the stock market (which Alan Greenspan has long thought to be overvalued) could cause a significant decline in consumption, which is approximately two-thirds of GDP, and cause a consumption-led recession during 2000.

      Our expectation for the economy is that fundamental growth will remain unsustainably strong and the Fed will raise rates two or more times during the first half of 2000. However, adroit Fed policy will lead to approximately 3% growth during 2000, which may be sustainable without inflation. The two or three Fed tightenings expected during 2000 will increase yields during the first half of 2000, but due to moderated economic growth, yields should be lower than they are now by the end of 2000, providing moderate returns on bonds during 2000. The two other risks mentioned will remain, but we do not believe that they will cause an end to the expansion during 2000.

The Stock Market

      The current bull market began during October of 1990, and the S&P 500 has returned over 500% (including dividends) since then. In addition, as indicated, the S&P 500 has returned over 20% annually during 1995-1999. Three fundamental reasons for the long bull market are: the decline in interest rates; high profit growth (due largely to the long economic expansion); and the decline in the common stock risk premium. The risk premium has declined, as more individual investors have become comfortable with the stock market, partly due to its long sustained growth.

      The main theme of the 1999 stock market was technology stocks. Technology stocks tend to be growth rather than value stocks, but are dispersed across large, mid and small capitalization stocks. In this regard, the S&P 500 returned 21.04% during 1999, while the S&P 500, exclusive of its technology issues, returned only 2% and the technology sector (which represents approximately 29.7% of the S&P 500) returned 74.76%. In addition, for non-technology stocks, the stock market was unforgiving for stocks with weak earnings and rewarding for those with strong earnings (for example, during 1999 Pfizer and GE returned -21.50% and 53.56%, respectively). At the opposite end of the technology sector in the return universe was the utility sector, which behaves like bonds, and returned -5.81% (as measured by the Dow Jones Utilities Average).(2)

      Our expectation for the stock market is that while the market will exhibit considerable volatility during 2000, due both to specific events and consumer psychology, and while the S&P 500 will not return 20% or more during 2000, the S&P 500 return will be moderate and more consistent with average historical returns (11.35% over the period 1926-1999). There will again, however, be considerable disparity among sectors and stocks. In particular, while there will again be many technology "winners," there will also be many bankruptcies and other weaknesses within technology stocks. This would be expected because many of 1999's technology IPOs are basically yesterday's venture capital companies going public prematurely, at least by previous standards.

--------------------------------------------------------------------------------
(2) The Dow Jones Utilities Average is an unmanaged average of utility stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. utility sector performance.

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4

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Overview

      Given our expectations for the economy and Fed behavior, bond yields should increase early during the year, decrease later in the year, and bond investors should experience a moderate return during 2000. Bonds returns, however, will be much more competitive with stock returns than they were during 1999.

      Stock investors should keep their seat belts on during 2000. Volatility due to specific events, such as earnings announcements, and other factors related to investor psychology will be high. But overall, the stock market, based on reasonable corporate profits, should provide reasonable returns, although most likely not the 20% returns on the S&P 500 that we have experienced for the last five years.

      This overview would not be complete without a comment on last year's winner, technology stocks. Our sense is that, on average, technology stocks will, despite considerable volatility, perform well during 2000. There will be a major difference from 1999, however. During 1999, the flow of capital into technology stocks was bountiful and, perhaps, indiscriminate. Many technology stocks attracted funds even in the absence of actual profits, expected profits or even revenues.

      During 2000, however, while earnings growth will remain large and capital will continue to flow into the technology sector, the funds will flow into the sector in a much more judicious manner. There will be some big winners and perhaps many big losers. This outcome would not be unexpected because many of these new corporations were fundamentally venture capital companies which were able to conduct IPOs only because of the bountiful and indiscriminate capital flows. The easy money in this sector is gone; it's time for the pros.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

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                                                                               5

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The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception: April 13, 1983

Net Assets at December 31, 1999: $4,175,087,062

Q. How did the Fund perform in 1999?

A. For an unprecedented fifth consecutive year, The Guardian Stock Fund had a return of more than 20%. The Fund earned a total return of 31.17%(1) for the year compared to 21.04% for the S&P 500 Index,(2) a margin of 10.13%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves -- which had once taken years -- into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,(3) half of the S&P 500 stocks actually were down for the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,(4) commonly viewed now as a proxy for large technology stocks, was up over 86%, with much of that coming late in the year.

Q. What factors affected performance in 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks -- stocks that are normally poor performers but can make large increase in value when the economy expands -- had their biggest rally in a quarter-century, and the technology rally looked like history. After an

================================================================================
"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
================================================================================

intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid- and small-cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

Q. What strategies do you use to manage the Fund?

A. We have for many years employed a combination of

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

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6

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quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine our growing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. What do you envision for the stock market in 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more interest rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

      While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it has been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

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The Guardian Stock Fund Profile
-------------------------------

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                    Top Ten Holdings as of December 31, 1999

                                                                    Percentage
      Company                                                      of Net Assets

 1.   Microsoft Corp.                                                  5.54%

 2.   Intel Corp.                                                      2.46%

 3.   Int'l. Business Machines                                         2.06%

 4.   Wal-Mart Stores, Inc.                                            1.89%

 5.   General Electric Co.                                             1.84%

 6.   America Online, Inc.                                             1.75%

 7.   Citigroup, Inc.                                                  1.63%

 8.   EMC Corp.                                                        1.53%

 9.   Motorola, Inc.                                                   1.45%

10.   Oracle Corp.                                                     1.44%
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                                                                               7

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       AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                                  Life of Fund
                             1 Year     5 Years     10 Years     (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund      31.17%      29.48%      20.04%           18.74%
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S&P 500 Index                21.04%      28.51%      18.17%           17.50%
--------------------------------------------------------------------------------

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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

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                       Sector Weightings of Common Stocks
                             as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Cash                    4.68%

Telecommunications     18.03%

Technology             37.25%

Energy                  5.18%

Basic Industries        1.58%

Financial               7.10%

Transportation          0.07%

Utilities               0.82%

Credit Cyclicals        0.15%

Consumer Services       7.70%

Capital Goods           1.87%

Consumer Cyclicals      7.65%

Consumer Staples        7.92%

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8

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Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material.]

             GSF         S&P        CPI
4/13/83     10000       10000      10000
            10891       10844      10333
83          11028       10867      10336
            10684       10328      10571
84          12218       11529      10754
            14360       13501      10958
85          16130       15169      11162
            20326       18307      11152
86          18889       17985      11295
            22920       22898      11580
87          19241       18903      11794
            23115       21283      12029
88          23160       21989      12314
            26541       25595      12650
89          28613       28887      12885
            28334       29749      13252
90          25224       27959      13680
            29788       31938      13874
91          34293       36439      14088
            34598       36196      14302
92          41178       39207      14516
            46490       41100      14720
93          49396       43130      14913
            47471       41667      15097
94          48767       43679      15311
            58848       52468      15545
95          65667       59992      15668
            72792       66015      15973
96          83330       73770      16176
           110475       91429      16627
97         112983       94035      16627
           128110      110637      17090
98         135440      120810      17287
           138555      126826      17322
12/31/99   177629      163104      17232

The Guardian Stock Fund $177,629

Cost of Living          $ 17,232

S&P 500 Index           $163,104

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A hypothetical $10,000 investment made at the inception of The Guardian Stock
Fund on April 13, 1983 would have grown to $177,629 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $163,104. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

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The Guardian Bond Fund
----------------------

[Photo of Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1999?

A. The Fund had a total return of -0.84%(1) for the year ended December 31, 1999, while the average fund in our Lipper Intermediate Investment Grade peer group(2) returned -0.60% for the year. The group consists of 22 variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned -0.82% in 1999.

Q. What factors affected the Fund's performance?

A. The year 1999 saw a reversal of fortunes in the fixed income market, as many of the factors that caused the sharp outperformance of Treasuries in 1998 (relative to the spread sectors, namely corporate bonds, mortgage and asset-backed securities and agency debt) diminished as the year progressed. First and foremost, the three interest rate reductions undertaken by the Federal Reserve (Fed) in 1998 to inject liquidity and restore confidence during that year's global and domestic financial crises were fully reversed. Amidst concerns that the domestic economy was growing at an unsustainably strong rate, the Fed increased the Fed Funds rate by 0.75% in a series of three tightenings over the course of 1999. Further-more, the prospects for the overseas economies improved in 1999, so the demand for Treasuries as a safe haven eased as well.

      As a result of these combined effects, Treasury yields rose substantially. The yield on the 2-year Treasury note increased by over 1.70% to finish 1999 at a 6.24% yield, while the 30-year bond increased by nearly 1.40% to 6.48%. Putting this into perspective, the Treasury component of the Lehman Aggregate Bond Index returned -2.56% in 1999, after turning in a 10.03% performance in 1998. This sharp reversal was the primary reason that the overall Lehman Aggregate Bond Index experienced a -0.82% return in 1999, a negative return for only the second time in Index history. In fact, during the 1990s, the Lehman Aggregate Bond Index, which is representative of the overall fixed income market, earned an average annual return of 7.88%.

      Even though Treasuries performed poorly in 1999, the spread sectors enjoyed a very good year as their performance cushioned much of the weakness experienced in the Treasury sector. For example, the two major spread sectors in the Lehman Index, corporate bonds and mortgage-backed securities (MBS), both outperformed Treasuries handily, returning 1.75% and 1.13%, respectively, over comparable-duration Treasuries. The corresponding averages for the 1990s were 0.43% and 0.32%, respectively.

      Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund. In 1998, the Fund posted a good performance in nominal terms due to the strong performance of Treasuries, but the performance of the spread sectors was very disappointing. On the other hand, in 1999, the Fund's performance was negative on a nominal basis due to the increase in overall yields, but was somewhat offset by the exceptional performance of the spread sectors. In both cases though, the Fund's performance benefited from our focus on asset allocation.

      Much of the spread sectors' outperformance occurred in the first and fourth quarters. All spread assets were

================================================================================
"Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund."
================================================================================

very undervalued coming into 1999 as a result of 1998's financial turmoil, but as investor concerns eased, spread assets came back into favor, and turned in a strong performance in the first quarter. Part of this strong performance was eroded during 1999's middle quarters, as the prospect of higher interest rates dampened the demand for fixed income assets in general. However, this weakness proved to be temporary. The rise in yields greatly mitigated many fears of prepayment risk in MBS and additional supply in corporates, and as concerns over Y2K diminished, spread sectors outperformed in the fourth quarter, and experienced a strong year overall.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What was your investment strategy during the year?

A. The Fund's performance in 1999 was the result of a reasonably successful asset allocation strategy. We strongly favored spread assets over Treasuries for much of the year, and at one point, we reduced our Treasury exposure to its lowest level in several years.

      We believed that all spread assets were still undervalued at the end of 1998, and entered 1999 in a significantly overweighted position in both corporates and MBS. This posture served us well as these sectors outperformed in the first quarter. Following some continued strong performance by spread assets, we reduced our exposure to corporate bonds and decreased the duration of our MBS holdings in the second quarter as these sectors became less attractive on a risk/return basis, especially in the context of anticipated Fed tightenings. After some subsequent weakening in these sectors, we resumed our strategy of overweighting spread sectors after determining that the weakening had left them fundamentally undervalued once again. Unfortunately, this move proved to be somewhat early, as the sectors weakened further in the third quarter in the wake of the market's reduced liquidity and increased volatility. Nonetheless, our exposure left the Fund well-poised going forward. In fact, both corporates and MBS outperformed comparable duration Treasuries in each of the last four months of 1999, as measured by the Lehman Index.

      The Fund's performance in 1999 was a result of our overweighted positions in spread product, but it was further enhanced by our security selection. Specifically, given our positive outlooks on both the economy and the corporate profit picture, we increased our exposure to lower-rated investment grade bonds, which subsequently returned more than their higher-rated counterparts. In addition, we rebalanced our holdings in the MBS sector in favor of higher coupon (and higher yielding) mortgage passthroughs, since the higher rate and lower volatility environments improved their risk/return outlook and reduced the need for the prepayment protection in discount securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   -0.84%
5 Years ................................................................   7.16%
10 Years ...............................................................   7.27%
Since Inception (5/1/83) ...............................................   8.66%

--------------------------------------------------------------------------------

Q. What is your outlook for 2000?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and Treasury securities. We will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations as appropriate, consistent with our views on relative sector valuations. We will not take interest rate bets, but we do recognize that the market may be facing the end of the decline in rates that has been in place since the 1980s. In any event, our goal will remain to identify attractive investment opportunities that will allow us to maximize returns in the context of a well-diversified portfolio.

--------------------------------------------------------------------------------
                        Recent Asset Allocation Strategy
                     (% Market Values, Total at Quarter End)

   [The following table was depicted as a bar chart in the printed material.]

                           [PLOT POINTS TO COME]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                 GBF          Lehman
4/29/83         10000         10000
83               9925         10204
84              11219         11750
85              13728         14347
86              15766         16537
87              15816         16992
88              17351         18332
89              19758         20996
90              21254         22877
91              24695         26538
92              26597         28502
93              29218         31281
94              28209         30369
95              33170         35979
96              34124         37286
97              37191         40885
98              40181         44432
12/31/99        42625         44075

Lehman Aggregate Bond Index $44,075

The Guardian Bond Fund      $42,625

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at December 31, 1999: $176,086,158

Q. How did the Fund perform for the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Gabelli Capital Asset Fund's (the "Fund") total return was 19.81%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000(3) Indices had returns of 21.04% and 21.35%, respectively, over the same period. For the three-year period ended December 31, 1999, the Fund's total return averaged 24.02% annually, versus average annual total returns of 27.56% and 13.08% for the S&P 500 and Russell 2000 Indices, respectively.

Q. What factors affected the Fund's performance in 1999?

A: At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds, you had a "dull year."

How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value." Secondly, we look for a "catalyst" that will illuminate that underlying value.

The seeds for this year's performance harvest were sown four and five years ago when we were buying telecommunications, cable television, and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups and the identification of the catalysts that would show their value rewarded us in 1997, 1998 and again this year.

Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects. And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.

Q. In what sectors do you see value?

A: As aforementioned, we believe telecommunications, cable television, and media stocks still represent good long term value. Each of these industry groups has strong secular growth prospects and each group is undergoing substantial change spawned by technological advances and the ongoing elimination of regulatory barriers. The convergence of the telephone, computer and television is well underway. Those entities that control data transmis-

================================================================================
"For the year ended December 31, 1999, the Gabelli Capital Asset Fund's total return was 19.81%."
================================================================================

sion pipelines (wired and wireless telecommunications and cable television operators) and content and creativity providers (multimedia companies) will be major beneficiaries. We also expect to see further consolidation in these industries as companies seek to broaden their domestic and global franchises and realize economies of scale.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that the value of your investment, when redeemed, may be worth more or less then the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

One can also make a case for quality industrial cyclicals that were largely ignored by investors this year. At some point, investors will become wary of paying extremely rich valuations for 1999's market darlings and recognize that quality industrial cyclicals are excellent fundamental bargains.

Q. What is your outlook for the year 2000?

A: The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate, and demand for equities continues to outpace supply. However, inflation has trended modestly higher and market interest rates are at two-year peaks.

Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve Board (Fed) can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Fed succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
----------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   19.81%
3 Years ...............................................................   24.02%
Since Inception (5/1/95) ..............................................   19.49%

--------------------------------------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

        Gabelli Capital Asset Fund      S&P 500 Index
5/95              10000                     10000
12/95             10840                     12178
12/96             12034                     14974
12/97             17159                     19969
12/98             19168                     25708
12/99             22965                     31114

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------
Top Ten Holdings as of December 31, 1999

 1. Liberty Media Group Cl. A

 2. Telephone & Data Systems Inc.

 3. Cablevision Systems Corp. Cl. A

 4. Viacom Inc. Cl. A

 5. Media General Inc. Cl. A

 6. MediaOne Group Inc.

 7. Chris Craft Industries Inc

 8. El Paso Electric Co.

 9. Citizens Utilities Co. Cl. B

10. USA Networks Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at December 31, 1999: $933,543,942

Q. How did the Fund perform?

A. The Fund performed well in 1999. The total return for the year was 39.11%,(1) compared with the total return of 27.30% of the MSCI EAFE Index.(2) Most international markets were strong. The major European markets benefited from an upturn in economic activity in the region, while the Japanese market was strong as the country moved to sort out the problems of its financial sector, which until recently has been weak. In local currency terms (Pound Sterling), the total return of the MSCI Europe ex-UK Index(3) was 37.04%, while in Yen terms, the MSCI Japan Index(4) total return was 46.79%. However, currency fluctuations had a major influence upon returns for the U.S. investor. The Euro, which was launched at the beginning of the year, was weak against the Dollar, and the MSCI Europe ex-UK Index had a total return of only 17.84% when expressed in Dollars. In contrast, the Japanese Yen was surprisingly strong, and in Dollar terms the MSCI Japan Index had a 61.77% total return.

Q. What factors affected the Fund's performance?

A. The Fund outperformed the MSCI EAFE Index for a number of reasons. Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses, especially in two specific areas. Those areas were the telecommunications sector, where the Fund had an above Index exposure to mobile telephone network companies, and in Japan, where the stocks held by the Fund did significantly better than the MSCI Japan Index.

Q. What is your outlook for the future?

A. We still believe that inflation is likely to remain very low by historical standards, but we have become increasingly concerned about interest rates. We think that the cautious rate rises which began last year in Europe and the U.S. will continue, and that this may prove unsettling for markets in the early part of this year.

      Markets have become very narrow, and their leading stocks are very vulnerable to a setback, especially if a bout of uncertainty about the path of interest rates provides an excuse to take profits. Nevertheless, we are confident that the long term earnings prospects of our

================================================================================
"Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses."
================================================================================

investments are strong and that the central banks of the world are determined to pre-empt inflation. This is a good background for investment in the longer term. In the meantime, it continues to be our responsibility to search for good investments among the many stocks that were left behind by 1999's amazing rally.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   39.11%
3 Years ...............................................................   23.57%
5 Years ...............................................................   19.35%
Since Inception (2/8/91) ..............................................   16.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                Index       Fund
2/8/91          10000      10000
91              10226       9383
92               9014       8548
93              11984      11458
94              12950      11557
95              14446      12855
96              15365      14836
97              15681      16606
98              20084      20121
12/31/99        25567      37647

Baillie Gifford International Fund $37,447

The MSCI/EAFE Index                $25,567

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EAFE Index.

--------------------------------------------------------------------------------
                     Portfolio Composition by Geographical
                        Location as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Pacific ex Japan    7.1%

Cash                1.5%

UK                 15.6%

Europe ex UK       46.9%

Japan              28.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                   Percent of
Company                         Total Net Assets  Industry Sector        Country

 1. Mannesmann AG                     4.12%       Conglomerates          Germany

 2. Nokia OYJ                         3.94%       Telecommunications     Finland

 3. NTT Mobile Comm. Network, Inc.    3.87%       Telecommunications     Japan

 4. Fujitsu Ltd.                      2.88%       Computer Systems       Japan

 5  Sonera OYJ                        2.27%       Telecommunications     Finland

 6  LM Ericsson                       1.98%       Telecommunications     Sweden

 7. Hitachi                           1.90%       Electronics            Japan

 8. Rohm Co.                          1.89%       Electronics            Japan

 9. Total Fina S.A.                   1.80%       Oil and Gas            France

10. Nippon Tele. & Tel. Corp          1.79%       Telecommunications     Japan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 65% in a portfolio of common stocks issued by emerging market companies

Inception: October 17, 1994

Net Assets at December 31, 1999: $92,256,424

Q. How did the Fund perform in 1999?

A. 1999 has proved to be an excellent year for the emerging markets. The total return from the MSCI Emerging Markets Free (EMF) Index(1) was 66.4% over the 12 months; our Fund outperformed, returning 72.30%.(2) Latin America has made up some lost ground during the last three months, so the disparity in performance between the main emerging regions, Latin America, Asia and Central Europe, is not nearly as great as it has been in previous years. There have been some conspicuous winners (Korea up 92.4% and Malaysia up 114.3%, for example) and some very disappointing performances (the Czech Republic and Hungary have done particularly badly), but the most striking divergences in returns have been between industries rather than between countries.

Q. What factors have affected the Fund's performance?

A. We have found that sectoral themes have played an increasing role in our analysis. Our investments in India, for example, depend more for their success on the prospects for software and the Internet than on the ponderous progress of the Indian economy.

      Geographical factors remain very important; however, there is still plenty of scope for politicians to get things wrong. In Asia, where many of the leading high tech companies are based, a divide is materializing. The northern economies, especially Korea, Taiwan, Hong Kong and China, are motoring ahead, while the southerners, especially Thailand, Malaysia and the Philippines, are certainly recovering, but their longer term prospects are less exciting.

      Our view is that the current technology-led rally has further to go, and that most of the sectors, companies and countries which have been left behind still have some attraction, despite their historically significant levels of underperformance.

      In Latin America, Mexico is doing very well; the economy was growing at a 4.6% rate in the third quarter, powered by a 17% surge in exports to its northern neighbor. Mexico's proximity to the U.S. is likely to make it the best bet of the Latin markets. The apparent loss of momentum in the reform process in Brazil is overshadowing the rest of the region at the moment.

      Turning to Europe, the central part of the region has underperformed most other emerging markets this year. Russia's problems, sluggish growth in Germany and persistent inflation explain part of this, but the main reason

================================================================================
"The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable."
================================================================================

is that there has been more excitement elsewhere. The region lacks a well-developed technology sector. The most exciting market in this part of the world is Turkey, where the government, with IMF backing, is introducing tough reforms, and interest rates are falling as a result.

Q. What is your outlook for the future?

A. The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable. Until the central banks of the developed world apply firm pressure on the brakes, the emerging markets in general should continue to do well. We are focusing the portfolio on those businesses, especially in Asia, which have sustainable competitive advantages.

--------------------------------------------------------------------------------
(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(2)
                      FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   72.30%
3 Years ...............................................................    8.76%
5 Years ...............................................................    9.76%
Since Inception (10/17/94) ............................................    6.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                 BGEM         MSCI
10/17/94        10000        10000
12/31/94         8803         8552
12/31/95         8750         8106
12/31/96        10902         8595
12/31/97        11117         7599
12/31/98         8140         5674
12/31/99        13812         9440

Baillie Gifford Emerging Markets Fund $13,812

MSCI EMF Index                        $ 9,440

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Portfolio Composition by Geographical
                        Location as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Pacific ex Japan         51.7%
Europe                   11.1%
South Africa              6.8%
Cash                      2.2%
Latin America            28.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                     Percent of
    Company                        Total Net Assets  Industry Sector             Country
 1. Infosys Technology Ltd.             5.93%        Computer Software         India

 2. NIIT Ltd.                           3.22%        Computer Software         India

 3. Samsung Electronics                 3.15%        Electronic Equipment      South Korea

 4. Telefonos de Mexico S.A. ADR        2.66%        Telecommunications        Mexico

 5. MIH Ltd. Tortola                    2.05%        Electronic Equipment      South Africa

 6. Korea Thrunet Co. Ltd               1.92%        Telecommunications        South Korea

 7. Pohang Iron & Steel Co. Ltd. ADR    1.75%        Metals                    South Korea

 8. Legend Hldgs. Ltd.                  1.71%        Computer Systems          Hong Kong

 9. Taiwan Semiconductor                1.70%        Electronics and Instmts.  Taiwan

10. United Micro Electronic             1.68%        Electronics and Instmts.  Taiwan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of Catherine McRae, Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

Inception: July 16, 1997

Net Assets at December 31, 1999: $258,419,226

Q. How did the Fund perform in 1999?

A. The Guardian Small Cap Stock Fund outperformed the Russell 2000 Index(1) by 13.69% in 1999, providing a total return of 35.04%(2) versus 21.35% for the index. But it was a year in two parts. The first six months of 1999 were extraordinarily difficult, marked by rapid sector rotation, a lack of leadership, and continued investor bias toward large capitalization companies. At mid-year the Fund significantly lagged the benchmark. However, a completely different picture began to emerge in August. Technology stocks, which had been quiescent for months, started an upward march and gained momentum through year-end. At the same time, small cap stocks, which looked relatively undervalued and/or offered opportunities to participate in the New Economy, began to overtake their large cap counterparts. The combination helped vault The Guardian Small Cap Stock Fund ahead of the benchmark for the year.

Q. What was the investment strategy for the Fund?

A. The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models. We applied this formula throughout the year. From a sector standpoint, we made several bets that paid off handsomely. By late spring, we realized that the Internet was transforming the U.S. economy. Accordingly, we overweighted sectors that we believed would benefit from the exploding demand for high-speed data, including optical networking, fiber channel, telecom, and cable. Within the Internet universe, we invested in companies that were enabling the New Economy in many ways, including: building out the Web and facilitating the delivery of content; providing services such as Web hosting, applications hosting, and e-mail to corporations; developing Web-centric software; operating business-to-business trading communities; and providing Web-based procurement. And finally, we invested heavily in radio, which has reaped the benefits of Internet brand-building. At mid-year, technology represented approximately 25% of the portfolio; at year-end technology topped 35% with telecom at 12.6% and broadcasting at 9.4%.

================================================================================
"The strategy of the Fund has always been to provide consistent, long-term performance through a variety of tools, including fundamental analysis and quantitative models."
================================================================================

Q. What is your outlook for 2000?

A. We see more of the same for 2000. In technology, we are backing the same themes with a bias toward software providers, which should benefit as corporate information technology spending is redirected from Y2K to upgrading internal and Web-based systems. In telecom, we are focusing on the "last mile" (e.g., Digital Subscriber Line [DSL] providers and cable companies) as well as wireless and satellite companies. We are also adding to our biotech exposure. Although we are significantly underweighted in financials, we will add if the interest rate backdrop becomes more benign. We believe it is an extraordinary time for small cap investors. The emergence of the New Economy and companies formed to address its specific requirements has created unprecedented opportunities.

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's return.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(2)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================
1 Year ................................................................   35.04%
Since Inception (7/16/97) .............................................   16.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                                                      Percent of
                                                                         Total
Company                                                               Net Assets

 1. VeriSign, Inc.                                                       1.68%

 2. Network Appliance, Inc.                                              1.61%

 3. Citadel Comm. Corp.                                                  1.58%

 4. Valassis Comm., Inc.                                                 1.47%

 5. BJ's Wholesale Club, Inc.                                            1.36%

 6. Zale Corp.                                                           1.32%

 7. Adelphia Comm. Corp.                                                 1.30%

 8. Applied Micro Circuits Corp.                                         1.24%

 9. Exodus Comm., Inc.                                                   1.23%

10. Xilinx, Inc.                                                         1.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks
                            as of December 31, 1999

  [The following table was depicted as a pie chart in the printed material.]

Credit Cyclicals          2.65%

Consumer Cyclicals        8.57%

Consumer Services        13.36%

Technology               31.29%

Financial                 9.01%

Cash                      8.76%

Consumer Staples          5.68%

Capital Goods             1.09%

Utilities                 3.78%

Telecommunication        11.26%

Energy                    2.92%

Basic Industries          1.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

Guardian Small Cap Stock Fund $12,569

Russell 2000 Index            $13,938

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and in the Russell 2000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Alan N. Hoffman, CFA,(left) and Senior Portfolio Manager, Philip J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader]

Objective:   Long-term growth of capital

Portfolio:   At least 90% common stocks

Inception:   November 15, 1983

Net Assets at December 31, 1999: $971,372,009

Q. For the year ended December 31, 1999, how did The Value Line Centurion Fund perform?

A. For the year ended December 31, 1999, the Fund produced an excellent total return of 28.23%,(1) compared with total returns of 21.04% for the Standard & Poor's 500 Index (S&P 500)(2) and 21.35% for the Russell 2000.(3)

      Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service. Throughout 1999, Centurion was primarily invested in large-cap securities, and, as a result, paid huge dividends because of the market's preference for these types of stocks.

Q. What factors affected the Fund's performance, and what was your investment strategy during this time period?

A. We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999, as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, GDP for the third quarter of 1999 was a very strong 5.7% compared with only 1.9% sequentially, and the fourth quarter produced a similarly robust 5.8%.

      While we believed that the U.S. would be largely Y2K compliant by year end, we anticipated that there would be pockets of the world, largely in the Pacific Rim and Latin America, which would fail to meet the deadline and would need to get caught up in a hurry. We also felt the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as any global remedial work for the first half of 2000, which would result in well-above average revenue and earnings growth.

      Moreover, we forecast that due to the strong economy and a "Millennium Spirit," the holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought

================================================================================
"Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service."
================================================================================

would best participate.

Q. What is your outlook for the future?

A. Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level of about 3%.

      Long bond yields have surged from a record low of 4.70% in October 1998 to a recent high of 6.72%, the highest such level in two years, as investors have seemingly discounted an estimated increase in interest rates of

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board announces a bias after their Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Federal Reserve and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias.
(5) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

25 basis points (0.25%) or more by the Federal Reserve (Fed) at its upcoming Federal Open Market Committee (FOMC) meeting on February 2nd. This gives the Fed a free pass to raise and then hope that still higher interest rates will help to ensure slower future economic growth.

      But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman Alan Greenspan, shift to a tightening bias(4) in February, raise rates by a quarter point (0.25%) at the March 21st FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16th meeting.

      While long rates could retreat to about 7.00% in the near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the Dow Jones Industrial Average(5) to an election-year rally that could approximate 13,000 by year end 2000.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIOD ENDED DECEMBER 31, 1999
================================================================================

1 Year .................................   28.23%
5 Years ................................   26.67%
10 Years ...............................   19.48%
Since Inception (11/15/83) .............   15.75%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Asset Allocation as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       1.44%

Equity                  98.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

                    Value Line Centurion Fund                    S&P 500 Index

11/15/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                    $105,731                               $141,591

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Top Ten Common Stocks
                             as of December 31, 1999

                                                                    Percentage
         Company                                                   of Portfolio

     1. Qualcomm Inc.                                                  2.5%

     2. Microsoft Corp.                                                2.4%

     3. America Online Inc.                                            2.3%

     4. EMC Corp.                                                      2.2%

     5. Cisco Systems Inc.                                             2.2%

     6. General Electric Co.                                           2.0%

     7. BMC Software Inc.                                              2.0%

     8. Dayton Hudson Corp.                                            1.9%

     9. VISX Inc.                                                      1.9%

    10. Omnicom Group Inc.                                             1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Portfolio Composition
                               by Economic Sector

Consumer Growth                         30.59%

Equity                                  98.56%

Capital Goods                            5.69%

Technology                              29.90%

Cash                                     1.44%

Consumer Goods (Non-Durables)           14.22%

Financial                               16.62%

Utilities                                1.54%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader and Bruce
H. Alston, CFA, Director of Fixed Income]

Objective:   High total return consistent with reasonable risk

Portfolio:   Stocks, bonds and money market instruments

Inception:   October 1, 1987

Net Assets at December 31, 1999: $1,611,880,799

Q. How did the Value Line Strategic Asset Management Trust perform in 1999?

A. The Trust enjoyed another excellent year, outpacing both its benchmarks and its peers. Total return for the year was 24.32%,(1) compared with a total return of 21.04% for the S&P 500 Index(2) and a total return of -1.89% for the Lehman Government/Corporate Bond Index.(3) More than half of the Trust's gains came in the second half of the year, during which it outpaced the S&P 500 by more than four percentage points even though only 40%-50% of assets were invested in stocks. Since inception over 12 years ago, the Trust has essentially kept pace with the S&P 500, while its significant holdings of bonds and cash have meant a much-reduced risk profile for our investors.

      Among its peer group, the Trust ranked 11th out of 84 funds in the flexible variable annuity category (underlying funds) for the 12 months ending December 31st, according to Lipper Analytical Services.(4) For five years, the Trust ranked 4th of 57 funds; for ten years, 3rd of 43 funds.

Q. What factors affected performance last year?

A. As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet.

      Asset allocation also affected performance. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. In the opening months of the year, the Trust's overweighting in stocks, at 60% to 85% of total assets, was a plus. By May, however, we moved the allocation back to the neutral position, and during the summer we moved still more assets out of stocks and into bonds and cash. This hurt performance in the final quarter of the year, which was a strong period for stocks and a weak period for bonds. For the full year, our bond holdings had a slightly negative effect on performance, as interest payments failed to fully offset the decline in bond prices.

================================================================================
"As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet."
================================================================================

Q. What strategies were used in structuring the portfolio?

A. Asset allocation is guided by our proprietary stock and bond market models, which use a number of economic and financial variables. Rising stock prices in 1999, com-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

bined with rising interest rates, caused the models to favor bonds and cash over stocks as the year wore on.

      For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool favors stocks with strong earnings momentum and strong stock price momentum. For bond selection, we stay with high-quality holdings, primarily U.S. Treasuries and U.S. agencies. In 1999, we maintained average duration and maturities that were somewhat below the benchmark index, which proved to be a plus in this period of falling bond prices.

Q. What do you see ahead?

A. We see continued volatile markets. In the opening months of 2000, our models continue to keep us underweighted in stocks relative to bonds and cash. To become more positive on stocks, we would probably need to see lower interest rates and/or lower stock prices.


--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 1999
================================================================================

1 Year .............................      24.32%
5 Years ............................      22.24%
10 Years ...........................      16.94%
Since Inception (10/1/87) ..........      16.17%

--------------------------------------------------------------------------------
                             Portfolio Composition
                               by Economic Sector
                             as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents             16.39%

Equity                         44.13%

Fixed Income                   39.48%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Top Ten Common Stocks as of
                                December 31, 1999

                                                                   Percentage of
  Company                                                           Portfolio

     1. Cisco Systems, Inc.                                             1.3%

     2. Qualcomm Inc.                                                   1.3%

     3. Mercury Interactive Corp.                                       1.2%

     4. Medimmune Inc.                                                  1.1%

     5. Omnicom Group Inc.                                              1.1%

     6. JDS Uniphase Corp.                                              1.0%

     7. Home Depot Inc.                                                 1.0%

     8. PMC-Sierra Inc.                                                 0.9%

     9. Symbol Technologies Inc.                                        0.9%

    10. Siebel Systems Inc.                                             0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

               Value Line Strategic Asset Management Trust       S&P 500 Index       Lehman Brothers Government/Corporate Bond Index
10/1/87
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                           $62,758                          $62,757

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Strategic Asset Management Trust, the S&P 500 Index and in the Lehman Brothers Government/ Corporate Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

[Photo of John D. Laupheimer, Jr. Portfolio Manager]

Objective: Seeks reasonable current income and long-term growth of capital and income.

Portfolio: At least 65% of its assets in equity securities that are believed to have long-term prospects for growth and income.

Inception: October 9, 1995

Net Assets as of December 31, 1999: $390,762,466

Q. For the year ended December 31, 1999, how did the Series perform?

A. For the 12 months ended December 31, 1999, the Series provided a total return of 6.69%(1) (including the reinvestment of any distributions). This compares to a 21.04% return for the Standard & Poor's 500 Composite Index(2) (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. What factors affected the Series' performance during the year?

A. The Series lagged the S&P 500 primarily due to its underweighting in technology stocks, which drove the narrow strength of the market. If we look at the performance of the S&P 500, the top 25 performers in technology and telecommunications stocks accounted for a majority of the total return of the index over the past year. In an extremely narrow, momentum focused market like we've experienced during the period, it is very difficult for a diversified growth and income portfolio that has had a lower risk profile than its index to outperform its benchmark over the short term. Also worth mentioning is the fact that the average yield on the S&P 500 is at a historic low. In the January 4, 2000, edition of The New York Times, a front page article noted, "for the first time in recent history -- and probably the first time since the depression -- a quarter of the value of the S&P 500 came from companies that do not pay dividends. Twenty years ago, only 2% of the value of the index came from such companies." Today, companies paying and even increasing dividends haven't been able to keep pace with stock returns. A good example of this is General Electric. Although management has raised the dividend in each of the last three years, the yield on that stock has gone from 2.10% as of the end of 1996 to almost half that, or 1.06%, at the end of 1999 as a result of the appreciation in its stock price.

      The Series remained underweighted in technology stocks at about 24% of its net assets, versus the S&P 500, which had approximately 27% of its holdings in technology at the end of the period. While I increased the Series' exposure to technology stocks during the period, I did not abandon my focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. Rather, I made the decision to consider my investment decisions based more on relative risk versus the absolute risk of the portfolio. As a result, I decided it was prudent to gradually increase the Series' weighting in technology and telecommunications relative to the index, while at the same time keeping a close eye on valuations and the fundamental business outlooks for these companies.

      Some of the technology names that met our investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco, and Motorola. In telecommunications, the Series benefited from a major position in Mannesmann, the German wireless telecommunication provider. Sprint, Bell Atlantic, and Nippon Telephone & Telegraph also produced strong results due to the huge growth in Internet usage and demand for data and voice services. These are companies with solid track records that we could actually do balance sheet and income statement analysis on, and they proved to have attractive long-term business models.

      In addition to increasing our holdings in blue-chip technology names that have displayed attractive long-term business opportunities relative to their valuations, we've been working on other ways to take advantage of Internet mania while minimizing the Series to the risks and volatility of "dot.com" companies. We were able to capitalize on the rapid acceleration of advertising spending by Internet companies through our media holdings such as Tribune, New York Times, and General Electric, which owns NBC.


--------------------------------------------------------------------------------
(1) All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than results shown. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the expenses, which been deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      While investors remained focused on technology and telecommunications stocks, I managed to locate what I believe are strong performers from a wide range of industries, including energy, industrial goods and services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Series. The success of these stocks and the broadly diversified structure of the Series highlight precisely what the Series is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500.

      On the negative side, there were a few holdings that detracted from the Series' relative performance, including Kroger, Safeway, Service Corp., and Xerox. Although supermarket operators Kroger and Safeway struggled in this narrow market, I maintained positions in them because I believe these companies possess strong business prospects and favorable growth and earnings outlooks. I sold my positions in Service Corp. and Xerox because I felt the long-term outlooks for these companies deteriorated. Service Corp. looked to us like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to rapid expansion and hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

Q. What are your expectations for 2000?

A. Looking forward, I'll continue to look for opportunities in areas such as pharmaceutical companies and drugstore operators such as CVS, which have been beaten down due to concerns over Medicare reform and poten tial government price controls. While the risks remain high in this area during an election year, we believe many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects, reliable cash flow, and compelling valuations.

      Although it was a difficult period for the Series, our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing, and industrial goods provided favorable growth prospects with lower risk relative to the overall market. If market strength continues to broaden as we anticipate, I believe the portfolio is well positioned to take advantage of this environment.

--------------------------------------------------------------------------------
MFS Growth with Income Series Profile
--------------------------------------------------------------------------------

      GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1999. Index information is from October 1, 1995.)

--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

              S&P 500 Composite Index          MFS Growth with Income Series

10/95

12/95

12/96

12/97

12/98

12/99                $27,058                             $22,481

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                1 Year      3 Years      Life*

Cumulative Total Return ...................     + 6.69%     +69.38%    +124.81%

Average Annual Total Return ...............     + 6.69%     +19.20%     +21.12%

Comparative Index++                             1 Year      3 Years      Life*

Standard & Poor's 500 Composite Index# ....     +21.04%     +27.56%    + 26.39%

--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1999. Index information is from October 1, 1995.
++    Average annual rates of return. Source.
#     Standard & Poor's Micropal, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at December 31, 1999: $484,128,419

Q. How did The Guardian Cash Fund perform during 1999?

A. As of December 31, 1999, the effective 7-day annualized yield for T he Guardian Cash Fund was 5.47%.(1) The Fund produced a total annualized return of 4.77%(2) for the year ended December 31, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 5.15%; total return for the same category was 4.48%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (95.8%) was invested in commercial paper; the balance (4.2%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making Open Market Committee (FOMC) raised the Fed Funds target rate by 0.75% to 5.50% in the second half of 1999 with increases of 0.25% on June 30, August 24, and again on November 16. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the

================================================================================
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
================================================================================

Federal Reserve. With the increase in interest rates during the later half of the year, 30-day Tier one commercial paper increased in yield by approximately 0.55% from 4.98% to 5.53%. Another factor affecting performance was the portfolio's average maturity -- 21 days as of December 31, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days. Y2K concerns caused most companies to avoid issuing commercial paper in December. This, coupled with excess liquidity provided by the Fed, drove year-end interest rates down to the 1-2% range.

Q. What is your outlook for 2000?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              27

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                             --------------------------------------------------
                                                            INVESTMENT DIVISIONS
                                             --------------------------------------------------
                                                Guardian          Guardian         Guardian
                                                  Stock             Bond             Cash
                                             --------------------------------------------------
Assets:
 Shares owned in underlying fund -- Note 1       45,888,256        15,660,226        23,840,547
 Net asset value per share (NAV) ........             55.20             11.41             10.00
                                             --------------    --------------    --------------
   Total Assets (Shares x NAV) ..........    $2,533,031,745    $  178,683,179    $  238,405,472

Liabilities:
 Risk charges and other liabilities .....         2,698,396           190,049        26,667,145
                                             --------------    --------------    --------------
   Net Assets -- Note 3 .................    $2,530,333,349    $  178,493,130    $  211,738,327
                                             ==============    ==============    ==============

FIFO Cost ...............................    $1,962,368,510    $  189,139,373    $  238,405,472

                                             --------------------------------------------------
                                                            INVESTMENT DIVISIONS
                                             --------------------------------------------------
                                                                                    Baillie
                                                 Gabelli          Baillie           Gifford
                                                 Capital          Gifford           Emerging
                                                  Asset        International        Markets
                                             --------------------------------------------------
Assets:
 Shares owned in underlying fund -- Note 1        6,612,939        14,423,531         3,543,884
 Net asset value per share (NAV) ........             17.48             26.78             12.73
                                             --------------    --------------    --------------
   Total Assets (Shares x NAV) ..........    $  115,594,169    $  386,262,157    $   45,113,634

Liabilities:
 Risk charges and other liabilities .....           133,903           390,186            59,574
                                             --------------    --------------    --------------
   Net Assets -- Note 3 .................    $  115,460,266    $  385,871,971    $   45,054,060
                                             ==============    ==============    ==============

FIFO Cost ...............................    $  107,236,637    $  263,361,582    $   36,560,350

                                             --------------------------------------------------------------------
                                                                       INVESTMENT DIVISIONS
                                             --------------------------------------------------------------------
                                                                                   Value Line
                                                Guardian                           Strategic
                                                Small Cap        Value Line          Asset           MFS Growth
                                                  Stock          Centurion         Management        with Income
                                             --------------------------------------------------------------------
Assets:
 Shares owned in underlying fund -- Note 1        2,985,464        13,254,937        38,535,291         1,946,154
 Net asset value per share (NAV) ........             17.18             36.09             29.39             21.31
                                             --------------    --------------    --------------    --------------
   Total Assets (Shares x NAV) ..........    $   51,290,264    $  478,370,693    $1,132,552,215    $   41,472,542

Liabilities:
 Risk charges and other liabilities .....            69,516           462,956         1,139,842            54,740
                                             --------------    --------------    --------------    --------------
   Net Assets -- Note 3 .................    $   51,220,748    $  477,907,737    $1,131,412,373    $   41,417,802
                                             ==============    ==============    ==============    ==============

FIFO Cost ...............................    $   39,544,070    $  348,001,990    $  774,292,251    $   37,786,515

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                                         -------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                         -------------------------------------------------
                                                                           Guardian          Guardian           Guardian
                                                                             Stock             Bond               Cash
                                                                         -------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ............................................    $   9,980,664     $  10,733,780     $  10,760,035
 Expenses -- Note 4:
    Mortality and expense risk charges ..............................       26,859,072         2,329,812         3,509,529
                                                                         -------------     -------------     -------------
 Net investment income/(expense) ....................................      (16,878,408)        8,403,968         7,250,506
                                                                         -------------     -------------     -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............      173,589,933        (1,437,612)               --
    Reinvested realized gain distributions ..........................      342,192,073           540,446                --
                                                                         -------------     -------------     -------------
  Net realized gain/(loss) on investments ...........................      515,782,006          (897,166)               --
  Net change in unrealized appreciation/(depreciation) of investments       96,269,012       (11,576,723)               --
                                                                         -------------     -------------     -------------
Net realized and unrealized gain/(loss) from investments ............      612,051,018       (12,473,889)               --
                                                                         -------------     -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....    $ 595,172,610     $  (4,069,921)    $   7,250,506
                                                                         =============     =============     =============

                                                                         -------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                         -------------------------------------------------
                                                                                                                Baillie
                                                                             Gabelli          Baillie           Gifford
                                                                             Capital          Gifford           Emerging
                                                                              Asset        International        Markets
                                                                         -------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ............................................    $     137,771     $   1,406,221     $          --
 Expenses -- Note 4:
    Mortality and expense risk charges ..............................        1,333,104         3,565,364           393,770
                                                                         -------------     -------------     -------------
 Net investment income/(expense) ....................................       (1,195,333)       (2,159,143)         (393,770)
                                                                         -------------     -------------     -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............        9,730,599        19,810,791        (3,978,458)
    Reinvested realized gain distributions ..........................       11,153,450        27,226,643                --
                                                                         -------------     -------------     -------------
  Net realized gain/(loss) on investments ...........................       20,884,049        47,037,434        (3,978,458)
  Net change in unrealized appreciation/(depreciation) of investments       (1,077,820)       62,492,205        22,160,607
                                                                         -------------     -------------     -------------
Net realized and unrealized gain/(loss) from investments ............       19,806,229       109,529,639        18,182,149
                                                                         -------------     -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....    $  18,610,896     $ 107,370,496     $  17,788,379
                                                                         =============     =============     =============

                                                                       ------------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                       ------------------------------------------------------------
                                                                                                         Value Line
                                                                         Guardian                        Strategic
                                                                         Small Cap      Value Line         Asset       MFS Growth
                                                                           Stock        Centurion        Management    with Income
                                                                       ------------------------------------------------------------

Investment Income
 Income:
    Reinvested dividends ............................................  $      65,863   $   1,161,466   $  10,922,971   $    141,320
 Expenses -- Note 4:
    Mortality and expense risk charges ..............................        497,911       5,090,084      12,674,753        525,644
                                                                       -------------   -------------   -------------   ------------
 Net investment income/(expense) ....................................       (432,048)     (3,928,618)     (1,751,782)      (384,324)
                                                                       -------------   -------------   -------------   ------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...............     (2,868,736)     22,577,131      56,556,184      1,874,763
    Reinvested realized gain distributions ..........................             --      31,230,525      56,339,537        169,628
                                                                       -------------   -------------   -------------   ------------
  Net realized gain/(loss) on investments ...........................     (2,868,736)     53,807,656     112,895,721      2,044,391
  Net change in unrealized appreciation/(depreciation) of investments     15,119,285      53,202,690     108,836,173        508,645
                                                                       -------------   -------------   -------------   ------------
Net realized and unrealized gain/(loss) from investments ............     12,250,549     107,010,346     221,731,894      2,553,036
                                                                       -------------   -------------   -------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....  $  11,818,501   $ 103,081,728   $ 219,980,112   $  2,168,712
                                                                       =============   =============   =============   ============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                                          -------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                          -------------------------------------------------------
                                                                              Guardian           Guardian            Guardian
                                                                                Stock              Bond                Cash
                                                                          -------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $    (5,384,848)    $     9,218,656     $     7,768,919
   Net realized gain/(loss) from sale of investments .................        130,288,037            (797,904)                 --
   Reinvested realized gain distributions ............................        237,578,956           2,755,369                  --
   Net change in unrealized appreciation/(depreciation) of investments            594,676           3,041,768                  --
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) resulting from operations .................        363,076,821          14,217,889           7,768,919
                                                                          ---------------     ---------------     ---------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ....................................         78,582,982           7,178,288          10,679,295
   Transfer between investment divisions .............................        (68,292,562)         12,965,028          49,838,855
   Administrative charges-- Note 4 ...................................         (1,493,616)           (140,683)           (113,681)
   Redemptions and annuity benefits ..................................       (176,430,395)        (26,381,721)        (52,133,155)
   Transfers -- other ................................................             95,361              (2,918)             (9,311)
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) from contract transactions ................       (167,538,230)         (6,382,006)          8,262,003
                                                                          ---------------     ---------------     ---------------
Actuarial Increase in Reserves for Contracts in Payment Period .......             43,991              14,466               5,340
                                                                          ---------------     ---------------     ---------------
Total Increase/(Decrease) in Net Assets ..............................        195,582,582           7,850,349          16,036,262
   Net Assets at December 31, 1997 ...................................      2,079,986,012         210,788,734         187,673,763
                                                                          ---------------     ---------------     ---------------
   Net Assets at December 31, 1998 ...................................    $ 2,275,568,594     $   218,639,083     $   203,710,025
                                                                          ===============     ===============     ===============

                                                                          -------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                          -------------------------------------------------------
                                                                                                                      Baillie
                                                                               Gabelli            Baillie             Gifford
                                                                               Capital            Gifford             Emerging
                                                                                Asset          International          Markets
                                                                          -------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $    (1,098,021)    $    (1,551,931)    $      (125,701)
   Net realized gain/(loss) from sale of investments .................          8,283,300          14,623,577          (3,453,781)
   Reinvested realized gain distributions ............................          5,503,644          15,857,715                  --
   Net change in unrealized appreciation/(depreciation) of investments         (3,670,629)         24,599,874          (8,557,529)
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) resulting from operations .................          9,018,294          53,529,235         (12,137,011)
                                                                          ---------------     ---------------     ---------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ....................................          5,639,258           9,046,654           1,902,257
   Transfer between investment divisions .............................         12,254,687          (2,369,121)        (12,444,282)
   Administrative charges-- Note 4 ...................................            (62,729)           (191,296)            (29,524)
   Redemptions and annuity benefits ..................................         (6,829,395)        (23,261,009)         (2,751,921)
   Transfers -- other ................................................             17,965              25,590               4,473
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) from contract transactions ................         11,019,786         (16,749,182)        (13,318,997)
                                                                          ---------------     ---------------     ---------------
Actuarial Increase in Reserves for Contracts in Payment Period .......                (37)              7,619                 203
                                                                          ---------------     ---------------     ---------------
Total Increase/(Decrease) in Net Assets ..............................         20,038,043          36,787,672         (25,455,805)
   Net Assets at December 31, 1997 ...................................         88,933,483         280,675,046          50,932,345
                                                                          ---------------     ---------------     ---------------
   Net Assets at December 31, 1998 ...................................    $   108,971,526     $   317,462,718     $    25,476,540
                                                                          ===============     ===============     ===============

                                                                     --------------------------------------------------------------
                                                                                           INVESTMENT DIVISIONS
                                                                     --------------------------------------------------------------
                                                                                                        Value Line
                                                                         Guardian                       Strategic
                                                                        Small Cap     Value Line          Asset        MFS Growth
                                                                          Stock        Centurion        Management     with Income
                                                                     --------------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ................................  $    (554,410)  $  (3,217,245)  $    14,754,946  $    (285,964)
   Net realized gain/(loss) from sale of investments ..............       (828,894)     17,308,760        41,386,891        993,512
   Reinvested realized gain distributions .........................        427,516      22,853,820        74,530,806             --
   Net change in unrealized appreciation/(depreciation)
     of investments ...............................................     (3,289,799)     48,481,281        83,812,050      3,124,818
                                                                     -------------   -------------   ---------------  -------------
   Net increase/(decrease) resulting from operations ..............     (4,245,587)     85,426,616       214,484,693      3,832,366
                                                                     -------------   -------------   ---------------  -------------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments .................................      3,312,468      11,168,022        28,088,437      1,998,209
   Transfer between investment divisions ..........................      3,816,448     (19,620,743)      (17,602,637)    30,006,967
   Administrative charges -- Note 4 ...............................        (23,992)       (292,422)         (670,152)        (9,450)
   Redemptions and annuity benefits ...............................     (2,933,489)    (32,808,096)      (88,411,263)    (1,612,749)
   Transfers -- other .............................................          2,282          14,132            28,877          5,642
                                                                     -------------   -------------   ---------------  -------------
   Net increase/(decrease) from contract transactions .............      4,173,717     (41,539,107)      (78,566,738)    30,388,619
                                                                     -------------   -------------   ---------------  -------------
Actuarial Increase in Reserves for Contracts in Payment Period ....             --          10,882            52,385           (787)
                                                                     -------------   -------------   ---------------  -------------
Total Increase/(Decrease) in Net Assets ...........................        (71,870)     43,898,391       135,970,340     34,220,198
   Net Assets at December 31, 1997 ................................     47,157,550     359,997,933       880,550,813      5,071,591
                                                                     -------------   -------------   ---------------  -------------
   Net Assets at December 31, 1998 ................................  $  47,085,680   $ 403,896,324   $ 1,016,521,153  $  39,291,789
                                                                     -------------   -------------   ---------------  -------------

                                                                          -------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                          -------------------------------------------------------
                                                                              Guardian           Guardian            Guardian
                                                                                Stock              Bond                Cash
                                                                          -------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $   (16,878,408)    $     8,403,968     $     7,250,506
   Net realized gain/(loss) from sale of investments .................        173,589,933          (1,437,612)                 --
   Reinvested realized gain distributions ............................        342,192,073             540,446                  --
   Net change in unrealized appreciation/(depreciation)
    of investments ...................................................         96,269,012         (11,576,723)                 --
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) resulting from operations .................        595,172,610          (4,069,921)          7,250,506
                                                                          ---------------     ---------------     ---------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ....................................         39,102,771           4,171,079           4,224,953
   Transfer between investment divisions .............................        (85,603,777)        (13,450,589)         77,283,836
   Administrative charges -- Note 4 ..................................         (1,436,646)           (121,366)           (110,010)
   Redemptions and annuity benefits ..................................       (292,546,863)        (26,673,336)        (81,136,543)
   Transfers -- other ................................................             76,660              (1,820)              1,370
                                                                          ---------------     ---------------     ---------------
   Net increase/(decrease) from contract transactions ................       (340,407,855)        (36,076,032)            263,606
                                                                          ---------------     ---------------     ---------------
   Increase/(Decrease) in Seed Investments ...........................                 --                  --                  --
Actuarial Increase in Reserves for Contracts in Payment Period .......                 --                  --             514,190
                                                                          ---------------     ---------------     ---------------
Total Increase/(Decrease) in Net Assets ..............................        254,764,755         (40,145,953)          8,028,302
   Net Assets at December 31, 1998 ...................................      2,275,568,594         218,639,083         203,710,025
                                                                          ---------------     ---------------     ---------------
   Net Assets at December 31, 1999 ...................................    $ 2,530,333,349     $   178,493,130     $   211,738,327
                                                                          ===============     ===============     ===============

                                                                            -------------------------------------------------------
                                                                                             INVESTMENT DIVISIONS
                                                                            -------------------------------------------------------
                                                                                                                        Baillie
                                                                                Gabelli             Baillie             Gifford
                                                                                Capital             Gifford             Emerging
                                                                                 Asset           International          Markets
                                                                            -------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................      $    (1,195,333)    $    (2,159,143)    $      (393,770)
   Net realized gain/(loss) from sale of investments .................            9,730,599          19,810,791          (3,978,458)
   Reinvested realized gain distributions ............................           11,153,450          27,226,643                  --
   Net change in unrealized appreciation/(depreciation)
    of investments ...................................................           (1,077,820)         62,492,205          22,160,607
                                                                            ---------------     ---------------     ---------------
   Net increase/(decrease) resulting from operations .................           18,610,896         107,370,496          17,788,379
                                                                            ---------------     ---------------     ---------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ....................................            2,056,642           5,656,892           1,017,437
   Transfer between investment divisions .............................           (1,103,945)        (11,698,547)          3,737,118
   Administrative charges -- Note 4 ..................................              (60,827)           (188,415)            (23,888)
   Redemptions and annuity benefits ..................................          (12,784,996)        (32,752,492)         (2,939,104)
   Transfers -- other ................................................               (2,095)             21,319              (2,422)
                                                                            ---------------     ---------------     ---------------
   Net increase/(decrease) from contract transactions ................          (11,895,221)        (38,961,243)          1,789,141
                                                                            ---------------     ---------------     ---------------
   Increase/(Decrease) in Seed Investments ...........................             (226,935)                 --                  --
Actuarial Increase in Reserves for Contracts in Payment Period .......                   --                  --                  --
                                                                            ---------------     ---------------     ---------------
Total Increase/(Decrease) in Net Assets ..............................            6,488,740          68,409,253          19,577,520
   Net Assets at December 31, 1998 ...................................          108,971,526         317,462,718          25,476,540
                                                                            ---------------     ---------------     ---------------
   Net Assets at December 31, 1999 ...................................      $   115,460,266     $   385,871,971     $    45,054,060
                                                                            ===============     ===============     ===============

                                                                  -----------------------------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                  -----------------------------------------------------------------
                                                                                                     Value Line
                                                                      Guardian                       Strategic
                                                                     Small Cap     Value Line          Asset            MFS Growth
                                                                       Stock        Centurion        Management         with Income
                                                                  -----------------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...........................    $   (432,048)  $  (3,928,618)    $    (1,751,782)    $   (384,324)
   Net realized gain/(loss) from sale of investments .........      (2,868,736)     22,577,131          56,556,184        1,874,763
   Reinvested realized gain distributions ....................              --      31,230,525          56,339,537          169,628
   Net change in unrealized appreciation/(depreciation)
    of investments ...........................................      15,119,285      53,202,690         108,836,173          508,645
                                                                  ------------   -------------     ---------------     ------------
   Net increase/(decrease) resulting from operations .........      11,818,501     103,081,728         219,980,112        2,168,712
                                                                  ------------   -------------     ---------------     ------------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ............................         922,445       7,942,117          20,234,199        1,338,748
   Transfer between investment divisions .....................      (4,334,798)     16,772,895           6,201,320        6,744,212
   Administrative charges -- Note 4 ..........................         (18,671)       (270,891)           (654,193)         (18,335)
   Redemptions and annuity benefits ..........................      (4,259,232)    (53,528,851)       (130,893,041)      (8,106,897)
   Transfers -- other ........................................           6,823          14,415              22,823             (427)
                                                                  ------------   -------------     ---------------     ------------
   Net increase/(decrease) from contract transactions ........      (7,683,433)    (29,070,315)       (105,088,892)         (42,699)
                                                                  ------------   -------------     ---------------     ------------
   Increase/(Decrease) in Seed Investments ...................              --              --                  --               --
Actuarial Increase in Reserves for Contracts in Payment Period              --              --                  --               --
                                                                  ------------   -------------     ---------------     ------------
Total Increase/(Decrease) in Net Assets ......................       4,135,068      74,011,413         114,891,220        2,126,013
   Net Assets at December 31, 1998 ...........................      47,085,680     403,896,324       1,016,521,153       39,291,789
                                                                  ------------   -------------     ---------------     ------------
   Net Assets at December 31, 1999 ...........................    $ 51,220,748   $ 477,907,737     $ 1,131,412,373     $ 41,417,802
                                                                  ============   =============     ===============     ============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     30 & 31

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the ten investment options within the Account or the FRO. However, a contractowner may only invest in up to six of the investment divisions, including the FRO. Contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIAC contributed $100,000 to GCAF to facilitate the commencement of its operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contract owners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

---------------------------------------
Note 3 -- Net Assets, December 31, 1999
---------------------------------------

      The following table of net assets includes both qualified and non-qualified units within the account.

                                                              Units             Accumulation                   Total
                                                           Outstanding           Unit Value                 Unit Value
                                                           -----------           ----------                 ----------
REGULAR CONTRACT
   The Guardian Stock Fund ...................           41,964,137.626         $   56.236939    $       2,359,934,648
   The Guardian Bond Fund, Inc. ..............            9,203,255.623             18.009496              165,745,995
   The Guardian Cash Fund, Inc. ..............           13,934,053.907             14.300900              199,269,512
   Gabelli Capital Asset Fund ................            4,615,764.001             21.746488              100,376,656
   Baillie Gifford International Fund ........           11,223,177.581             29.182773              327,523,444
   Baillie Gifford Emerging Markets Fund .....            3,055,037.628             13.202879               40,335,292
   The Guardian Small Cap Stock Fund .........            3,010,740.696             14.070679               42,363,166
   Value Line Centurion Fund, Inc. ...........            8,400,108.804             53.844623              452,300,692
   Value Line Strategic Asset Management Trust           23,900,038.994             43.993712            1,051,451,432
   MFS Growth with Income Series .............            2,473,303.126             13.256312               32,786,878

ENHANCED DEATH BENEFIT RIDER
   The Guardian Stock Fund ...................           10,190,342.275             16.127504              164,344,786
   The Guardian Bond Fund, Inc. ..............            1,145,493.408             10.525613               12,057,020
   The Guardian Cash Fund, Inc. ..............            1,084,453.884             10.750797               11,658,743
   Gabelli Capital Asset Fund ................            1,089,293.448             13.829678               15,064,577
   Baillie Gifford International Fund ........            1,457,210.444             17.283572               25,185,802
   Baillie Gifford Emerging Markets Fund .....              353,383.572             13.346538                4,716,447
   The Guardian Small Cap Stock Fund .........              706,436.766             12.538393                8,857,582
   Value Line Centurion Fund, Inc. ...........            1,532,459.029             16.206534               24,835,849
   Value Line Strategic Asset Management Trust            4,795,069.846             15.787901               75,704,088
   MFS Growth with Income Series .............              632,195.076             13.506280                8,538,604
                                                                                                 ---------------------
                                                                                                         5,123,051,213
   Contracts receiving annuity payments ......                                                              14,572,065
   Interest of GIAC in separate account ......                                                              31,286,485
                                                                                                 ---------------------
Total Net Assets .............................                                                   $       5,168,909,763
                                                                                                 =====================

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

---------------------------------------------------------------
Note 4 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC deducts certain charges from the contract. These charges are deducted from the Accumulation Unit Value of the contract by redeeming shares of the investment division(s). Contractual charges paid to GIAC include:

      (1) a fixed annual contract fee of $35 which is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses. For the years ended December 31, 1999 and 1998, administrative fees amounted to $2,903,242 and $3,027,545, respectively.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contracts. For the year ended December 31, 1999, the total mortality and expense risk charge was $56,779,043.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years. Contingent deferred sales charges were $8,140,819 for the year ended December 31, 1999.

      (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------
Note 5 -- Accumulation Values for the Current Year and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
--------------------------------------------------------------------------------

                                         December 31,  December 31,  December 31,  December 31,  December 31,
                                             1999         1998          1997          1996          1995
                                         -----------   -----------   -----------   -----------   -----------
REGULAR CONTRACT
The Guardian Stock Fund .............    $56.236939    $43.373847    $36.606672    $27.313449    $21.774794
The Guardian Bond Fund, Inc. ........     18.009496     18.373279     17.194958     15.960396     15.694939
The Guardian Cash Fund, Inc. ........     14.300900     13.807742     13.288611     12.785111     12.319068
Gabelli Capital Asset Fund ..........     21.746488     18.361955     16.628626     11.797549     10.750707
Baillie Gifford International Fund ..     29.182773     21.221851     17.717096     16.012486     14.035634
Baillie Gifford Emerging Markets Fund     13.202879      7.753550     10.711125     10.626424      8.628815
The Guardian Small Cap Stock Fund ...     14.070679     10.540467     11.314256            --            --
Value Line Centurion Fund, Inc. .....     53.844623     42.480132     33.713529     28.096610     24.224164
Value Line Strategic Asset
    Management Trust ................     43.993712     35.799884     28.414943     24.854247     21.700306
MFS Growth with Income Series .......     13.256312     12.569114     10.394790            --            --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund .............     16.127504     12.476064     10.561216            --            --
The Guardian Bond Fund, Inc. ........     10.525613     10.770538     10.110112            --            --
The Guardian Cash Fund, Inc. ........     10.750797     10.411301     10.050009            --            --
Gabelli Capital Asset Fund ..........     13.829678     11.712408     10.638692            --            --
Baillie Gifford International Fund ..     17.283572     12.606475     10.556200            --            --
Baillie Gifford Emerging Markets Fund     13.346538      7.861462     10.892905            --            --
The Guardian Small Cap Stock Fund ...     12.538393      9.420860     10.142904            --            --
Value Line Centurion Fund, Inc. .....     16.206534     12.824425     10.208471            --            --
Value Line Strategic Asset
    Management Trust ................     15.787901     12.886033     10.258609            --            --
MFS Growth with Income Series .......     13.506280     12.844661     10.654605            --            --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1999 and 1998, purchases and sales of shares of the Funds were as follows:

                                                Purchases        Purchases          Sales           Sales
                                               December 31,     December 31,     December 31,    December 31,
                                                   1999             1998             1999            1998
                                               ------------    --------------    ------------    ------------
The Guardian Stock Fund ...................    $382,512,412    $  365,596,395    $395,957,529    $304,029,326
The Guardian Bond Fund, Inc. ..............      22,761,047        51,989,320      49,782,852      46,732,791
The Guardian Cash Fund, Inc. ..............     183,729,845       271,620,565     167,396,204     252,382,564
Gabelli Capital Asset Fund ................      28,815,809        42,599,959      30,906,744      27,295,231
Baillie Gifford International Fund ........      48,166,010        54,601,602      61,814,387      57,420,771
Baillie Gifford Emerging Markets Fund .....      14,808,102         4,257,192      13,378,961      17,790,946
The Guardian Small Cap Stock Fund .........      13,828,896        31,843,677      21,906,468      27,914,638
Value Line Centurion Fund, Inc. ...........      70,173,380        45,657,593      71,671,705      68,067,541
Value Line Strategic Asset Management Trust      87,227,195       124,633,690     137,033,580     115,191,995
MFS Growth with Income Series .............      21,490,399        43,400,760      21,732,151      13,272,141
                                               ------------    --------------    ------------    ------------
  Total ...................................    $873,513,095    $1,036,200,753    $971,580,581    $930,097,944
                                               ============    ==============    ============    ============

      NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account D
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account D

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management and MFS Growth with Income investment divisions (constituting The Guardian Separate Account D) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 16, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                              -----------------------------------------------------------------------
                                                                           INVESTMENT DIVISIONS
                                              -----------------------------------------------------------------------
                                                                                             Gabelli        Baillie
                                                Guardian       Guardian       Guardian       Capital        Gifford
                                                 Stock           Bond           Cash          Asset      International
                                              -----------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1     11,596,119      4,882,666      9,689,673       538,836      1,390,705
  Net asset value per share (NAV) ........           55.20          11.41          10.00         17.48          26.78
                                              ------------    -----------    -----------    ----------    -----------
    Total Assets (Shares x NAV) ..........    $640,105,747    $55,711,217    $96,896,727    $9,418,860    $37,243,066

Liabilities:
  Risk charges and other liabilities .....         573,285         49,470     14,117,925        17,739         43,808
                                              ------------    -----------    -----------    ----------    -----------
    Net Assets -- Note 3 .................    $639,532,462    $55,661,747    $82,778,802    $9,401,121    $37,199,258
                                              ============    ===========    ===========    ==========    ===========

FIFO Cost ................................    $492,663,852    $59,081,942    $96,896,727    $9,383,794    $29,781,970

                                                 ----------------------------------------------------------------------
                                                                         INVESTMENT DIVISIONS
                                                 ----------------------------------------------------------------------
                                                   Baillie                                    Value Line
                                                   Gifford     Guardian                       Strategic
                                                  Emerging     Small Cap      Value Line        Asset       MFS Growth
                                                   Markets       Stock        Centurion       Management    with Income
                                                 ----------------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1         587,083       407,311       7,486,780       5,613,268       216,665
  Net asset value per share (NAV) ........            12.73         17.18           36.09           29.39         21.31
                                                 ----------    ----------    ------------    ------------    ----------
    Total Assets (Shares x NAV) ..........       $7,473,570    $6,997,601    $270,197,907    $164,973,955    $4,617,141

Liabilities:
  Risk charges and other liabilities .....           24,052        12,774         231,303         155,374        12,394
                                                 ----------    ----------    ------------    ------------    ----------
    Net Assets -- Note 3 .................       $7,449,518    $6,984,827    $269,966,604    $164,818,581    $4,604,747
                                                 ==========    ==========    ============    ============    ==========

FIFO Cost ................................       $5,860,010    $5,877,899    $183,960,541    $111,625,910    $4,336,653

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

                                                           ------------------------------------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------------
                                                                                                          Gabelli        Baillie
                                                             Guardian        Guardian      Guardian       Capital        Gifford
                                                               Stock           Bond          Cash          Asset      International
                                                           ------------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ...............................   $   2,519,470    $ 3,418,688    $4,739,711   $    11,148    $    134,491
  Expenses -- Note 4:
    Mortality and expense risk charges .................       5,584,081        632,371     1,462,954       100,790         318,686
                                                           -------------    -----------    ----------   -----------    ------------
  Net investment income/(expense) ......................      (3,064,611)     2,786,317     3,276,757       (89,642)       (184,195)
                                                           -------------    -----------    ----------   -----------    ------------

Realized and Unrealized Gain/(Loss) from
  Investments Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ..      62,429,258        197,213            --       723,283       2,882,030
    Reinvested realized gain distributions .............      86,550,087        172,882            --       902,478       2,610,111
                                                           -------------    -----------    ----------   -----------    ------------
  Net realized gain/(loss) on investments ..............     148,979,345        370,095            --     1,625,761       5,492,141
  Net change in unrealized appreciation/(depreciation)
    of investments .....................................       5,449,487     (4,408,034)           --        58,819       5,148,106
                                                           -------------    -----------    ----------   -----------    ------------
Net realized and unrealized gain/(loss) from investments     154,428,832     (4,037,939)           --     1,684,580      10,640,247
                                                           -------------    -----------    ----------   -----------    ------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations ...........................................   $ 151,364,221    $(1,251,622)   $3,276,757   $ 1,594,938    $ 10,456,052
                                                           =============    ===========    ==========   ===========    ============

                                                             ---------------------------------------------------------------------
                                                                                      INVESTMENT DIVISIONS
                                                             ---------------------------------------------------------------------
                                                               Baillie                                     Value Line
                                                               Gifford       Guardian                      Strategic
                                                              Emerging       Small Cap      Value Line       Asset      MFS Growth
                                                               Markets         Stock        Centurion      Management   with Income
                                                             ---------------------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ...............................     $        --    $     8,521    $    652,298    $ 1,599,089   $  19,893
  Expenses -- Note 4:
    Mortality and expense risk charges .................          48,547         55,410       2,428,985      1,591,415      56,166
                                                             -----------    -----------    ------------    -----------   ---------
  Net investment income/(expense) ......................         (48,547)       (46,889)     (1,776,687)         7,674     (36,273)
                                                             -----------    -----------    ------------    -----------   ---------

Realized and Unrealized Gain/(Loss) from
  Investments Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ..          43,525         71,252      26,132,878     19,081,079     428,134
    Reinvested realized gain distributions .............              --             --      17,539,559      8,247,933      23,877
                                                             -----------    -----------    ------------    -----------   ---------
  Net realized gain/(loss) on investments ..............          43,525         71,252      43,672,437     27,329,012     452,011
  Net change in unrealized appreciation/(depreciation)
    of investments .....................................       2,486,178      1,493,483      16,494,164      5,587,759    (165,063)
                                                             -----------    -----------    ------------    -----------   ---------
Net realized and unrealized gain/(loss) from investments       2,529,703      1,564,735      60,166,601     32,916,771     286,948
                                                             -----------    -----------    ------------    -----------   ---------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations ...........................................     $ 2,481,156    $ 1,517,846    $ 58,389,914    $32,924,445   $ 250,675
                                                             ===========    ===========    ============    ===========   =========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     38 & 39

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999

                                                                         ----------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
                                                                         ----------------------------------------------------------
                                                                                                                          Gabelli
                                                                           Guardian       Guardian        Guardian        Capital
                                                                            Stock           Bond           Cash            Asset
                                                                         ----------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (325,885)  $  3,194,823    $  3,576,882   $   (89,265)
   Net realized gain/(loss) from sale of investments .................      68,624,833      1,423,530              --       496,707
   Reinvested realized gain distributions ............................      61,448,022        909,591              --       510,105
   Net change in unrealized appreciation/(depreciation) of investments     (32,869,807)      (563,115)             --      (146,465)
                                                                         -------------   ------------    ------------   -----------
   Net increase/(decrease) resulting from operations .................      96,877,163      4,964,829       3,576,882       771,082
                                                                         -------------   ------------    ------------   -----------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ....................................       6,555,981      1,079,989       1,385,969       261,275
   Transfer between investment divisions .............................     (18,181,147)     2,731,283      24,686,779     3,154,568
   Administrative charges -- Note 4 ..................................        (274,791)       (43,964)        (61,817)       (4,667)
   Redemptions and annuity benefits ..................................     (68,781,231)   (10,826,473)    (27,811,293)     (772,598)
   Transfers -- other ................................................          55,324         (1,511)         (1,437)        3,428
                                                                         -------------   ------------    ------------   -----------
   Net increase/(decrease) from contract transactions ................     (80,625,864)    (7,060,676)     (1,801,799)    2,642,006
                                                                         -------------   ------------    ------------   -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......          50,289         29,868          24,887            --
                                                                         -------------   ------------    ------------   -----------
Total Increase/(Decrease) in Net Assets ..............................      16,301,588     (2,065,979)      1,799,970     3,413,088
   Net Assets at December 31, 1997 ...................................     569,290,542     74,178,787      86,390,938     6,552,798
                                                                         -------------   ------------    ------------   -----------
   Net Assets at December 31, 1998 ...................................   $ 585,592,130   $ 72,112,808    $ 88,190,908   $ 9,965,886
                                                                         =============   ============    ============   ===========

                                                                           ------------------------------------------
                                                                                      INVESTMENT DIVISIONS
                                                                           ------------------------------------------
                                                                                             Baillie
                                                                              Baillie        Gifford        Guardian
                                                                              Gifford        Emerging      Small Cap
                                                                           International     Markets         Stock
                                                                           ------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $   (139,788)   $    (8,456)   $   (64,526)
   Net realized gain/(loss) from sale of investments .................        4,787,716     (1,289,642)        40,330
   Reinvested realized gain distributions ............................        1,602,944             --         62,928
   Net change in unrealized appreciation/(depreciation) of investments         (697,439)        78,849       (439,254)
                                                                           ------------    -----------    -----------
   Net increase/(decrease) resulting from operations .................        5,553,433     (1,219,249)      (400,522)
                                                                           ------------    -----------    -----------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ....................................          414,179         65,817        242,043
   Transfer between investment divisions .............................       (1,298,629)    (2,102,167)      (785,652)
   Administrative charges -- Note 4 ..................................          (17,111)        (2,920)        (2,840)
   Redemptions and annuity benefits ..................................       (4,020,496)      (395,247)      (511,136)
   Transfers -- other ................................................           (5,661)            35           (528)
                                                                           ------------    -----------    -----------
   Net increase/(decrease) from contract transactions ................       (4,927,718)    (2,434,482)    (1,058,113)
                                                                           ------------    -----------    -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......            5,204            200             --
                                                                           ------------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................          630,919     (3,653,531)    (1,458,635)
   Net Assets at December 31, 1997 ...................................       30,728,074      6,246,079      7,736,981
                                                                           ------------    -----------    -----------
   Net Assets at December 31, 1998 ...................................     $ 31,358,993    $ 2,592,548    $ 6,278,346
                                                                           ============    ===========    ===========

                                                                            ---------------------------------------------
                                                                                        INVESTMENT DIVISIONS
                                                                            ---------------------------------------------
                                                                                             Value Line
                                                                                              Strategic
                                                                              Value Line        Asset         MFS Growth
                                                                              Centurion       Management      with Income
                                                                            ---------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................      $  (1,461,037)   $   2,543,011    $   (35,117)
   Net realized gain/(loss) from sale of investments .................         25,211,371       15,211,337        131,422
   Reinvested realized gain distributions ............................         12,882,696       11,597,837             --
   Net change in unrealized appreciation/(depreciation) of investments         13,045,076        4,403,942        439,147
                                                                            -------------    -------------    -----------
   Net increase/(decrease) resulting from operations .................         49,678,106       33,756,127        535,452
                                                                            -------------    -------------    -----------

--------------------------
1998 Contract Transactions
--------------------------
   Net contract purchase payments ....................................          2,150,725        2,159,644        127,208
   Transfer between investment divisions .............................         (8,010,072)      (4,513,121)     4,318,158
   Administrative charges -- Note 4 ..................................           (142,882)        (103,121)        (1,209)
   Redemptions and annuity benefits ..................................        (23,059,557)     (19,113,430)      (202,935)
   Transfers -- other ................................................              8,325           33,145         (1,344)
                                                                            -------------    -------------    -----------
   Net increase/(decrease) from contract transactions ................        (29,053,461)     (21,536,883)     4,239,878
                                                                            -------------    -------------    -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......             23,056           22,226             59
                                                                            -------------    -------------    -----------
Total Increase/(Decrease) in Net Assets ..............................         20,647,701       12,241,470      4,775,389
   Net Assets at December 31, 1997 ...................................        208,685,272      142,660,446        766,266
                                                                            -------------    -------------    -----------
   Net Assets at December 31, 1998 ...................................      $ 229,332,973    $ 154,901,916    $ 5,541,655
                                                                            =============    =============    ===========


                                                                         ----------------------------------------------------------
                                                                                            INVESTMENT DIVISIONS
                                                                         ----------------------------------------------------------
                                                                                                                          Gabelli
                                                                           Guardian        Guardian       Guardian        Capital
                                                                            Stock            Bond          Cash            Asset
                                                                         ----------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $  (3,064,611)   $  2,786,317   $  3,276,757   $   (89,642)
   Net realized gain/(loss) from sale of investments .................      62,429,258         197,213             --       723,283
   Reinvested realized gain distributions ............................      86,550,087         172,882             --       902,478
   Net change in unrealized appreciation/(depreciation) of investments       5,449,487      (4,408,034)            --        58,819
                                                                         -------------    ------------   ------------   -----------
   Net increase/(decrease) resulting from operations .................     151,364,221      (1,251,622)     3,276,757     1,594,938
                                                                         -------------    ------------   ------------   -----------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ....................................       4,584,301         830,340      1,265,781       111,259
   Transfer between investment divisions .............................     (23,061,448)     (3,852,773)    17,841,490      (144,865)
   Administrative charges -- Note 4 ..................................        (243,138)        (36,679)       (55,349)       (4,092)
   Redemptions and annuity benefits ..................................     (78,712,113)    (10,908,527)   (28,056,332)   (2,126,862)
   Transfers -- other ................................................           8,509             224            877         4,857
                                                                         -------------    ------------   ------------   -----------
   Net increase/(decrease) from contract transactions ................     (97,423,889)    (13,967,415)    (9,003,533)   (2,159,703)
                                                                         -------------    ------------   ------------   -----------
   Increase/(Decrease) in seed investments ...........................              --      (1,232,024)            --            --
                                                                         -------------    ------------   ------------   -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......              --              --        314,670            --
                                                                         -------------    ------------   ------------   -----------
Total Increase/(Decrease) in Net Assets ..............................      53,940,332     (16,451,061)    (5,412,106)     (564,765)
   Net Assets at December 31, 1998 ...................................     585,592,130      72,112,808     88,190,908     9,965,886
                                                                         -------------    ------------   ------------   -----------
   Net Assets at December 31, 1999 ...................................   $ 639,532,462    $ 55,661,747   $ 82,778,802   $ 9,401,121
                                                                         =============    ============   ============   ===========

                                                                            ------------------------------------------
                                                                                         INVESTMENT DIVISIONS
                                                                            ------------------------------------------
                                                                                              Baillie
                                                                               Baillie        Gifford        Guardian
                                                                               Gifford        Emerging      Small Cap
                                                                            International     Markets         Stock
                                                                            ------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................      $   (184,195)   $   (48,547)   $   (46,889)
   Net realized gain/(loss) from sale of investments .................         2,882,030         43,525         71,252
   Reinvested realized gain distributions ............................         2,610,111             --             --
   Net change in unrealized appreciation/(depreciation) of investments         5,148,106      2,486,178      1,493,483
                                                                            ------------    -----------    -----------
   Net increase/(decrease) resulting from operations .................        10,456,052      2,481,156      1,517,846
                                                                            ------------    -----------    -----------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ....................................           198,648         40,553        270,402
   Transfer between investment divisions .............................          (487,498)     2,696,449       (179,084)
   Administrative charges -- Note 4 ..................................           (12,456)        (2,278)        (2,336)
   Redemptions and annuity benefits ..................................        (4,305,762)      (355,610)      (893,630)
   Transfers -- other ................................................            (8,719)        (3,300)        (6,717)
                                                                            ------------    -----------    -----------
   Net increase/(decrease) from contract transactions ................        (4,615,787)     2,375,814       (811,365)
                                                                            ------------    -----------    -----------
   Increase/(Decrease) in seed investments ...........................                --             --             --
                                                                            ------------    -----------    -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......                --             --             --
                                                                            ------------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................         5,840,265      4,856,970        706,481
   Net Assets at December 31, 1998 ...................................        31,358,993      2,592,548      6,278,346
                                                                            ------------    -----------    -----------
   Net Assets at December 31, 1999 ...................................      $ 37,199,258    $ 7,449,518    $ 6,984,827
                                                                            ============    ===========    ===========

                                                                          ---------------------------------------------
                                                                                      INVESTMENT DIVISIONS
                                                                          ---------------------------------------------
                                                                                            Value Line
                                                                                            Strategic
                                                                            Value Line        Asset         MFS Growth
                                                                            Centurion       Management      with Income
                                                                          ---------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................    $  (1,776,687)   $       7,674    $   (36,273)
   Net realized gain/(loss) from sale of investments .................       26,132,878       19,081,079        428,134
   Reinvested realized gain distributions ............................       17,539,559        8,247,933         23,877
   Net change in unrealized appreciation/(depreciation) of investments       16,494,164        5,587,759       (165,063)
                                                                          -------------    -------------    -----------
   Net increase/(decrease) resulting from operations .................       58,389,914       32,924,445        250,675
                                                                          -------------    -------------    -----------

--------------------------
1999 Contract Transactions
--------------------------
   Net contract purchase payments ....................................        2,422,319        1,930,341        133,801
   Transfer between investment divisions .............................        4,851,079        2,818,427       (481,776)
   Administrative charges -- Note 4 ..................................         (133,094)         (67,957)        (1,895)
   Redemptions and annuity benefits ..................................      (23,820,178)     (27,373,049)      (838,324)
   Transfers -- other ................................................            9,068           (3,997)           611
                                                                          -------------    -------------    -----------
   Net increase/(decrease) from contract transactions ................      (16,670,806)     (22,696,235)    (1,187,583)
                                                                          -------------    -------------    -----------
   Increase/(Decrease) in seed investments ...........................       (1,085,477)        (311,545)            --
                                                                          -------------    -------------    -----------
Actuarial Increase in Reserves for Contracts in Payment Period .......               --               --             --
                                                                          -------------    -------------    -----------
Total Increase/(Decrease) in Net Assets ..............................       40,633,631        9,916,665       (936,908)
   Net Assets at December 31, 1998 ...................................      229,332,973      154,901,916      5,541,655
                                                                          -------------    -------------    -----------
   Net Assets at December 31, 1999 ...................................    $ 269,966,604    $ 164,818,581    $ 4,604,747
                                                                          =============    =============    ===========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                     40 & 41

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account A (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 31, 1981. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net contract purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option
(FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the ten investment divisions within the Account or the FRO. However, a contractowner may only invest in up to six investment divisions, including the FRO. Contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each Account investment option available in the Account.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

---------------------------------------
Note 3 -- Net Assets, December 31, 1999
---------------------------------------

      The following table of net assets includes both qualified and non-qualified units within the account.

                                                             Unit                 Accumulation           Total
                                                          Outstanding              Unit Value          Unit Value
                                                          -----------             ------------         ----------
REGULAR CONTRACT
The Guardian Stock Fund ...................              3,916,386.347           $  150.638639      $  589,959,109
The Guardian Bond Fund, Inc. ..............              1,565,454.542               33.940212          53,131,859
The Guardian Cash Fund, Inc. ..............              2,995,641.280               25.915703          77,634,150
Gabelli Capital Asset Fund ................                385,092.331               21.921419           8,441,770
Baillie Gifford International Fund ........              1,153,489.261               29.630820          34,178,833
Baillie Gifford Emerging Markets Fund .....                544,584.217               13.321109           7,254,466
The Guardian Small Cap Stock Fund .........                472,092.834               14.130040           6,670,691
Value Line Centurion Fund, Inc. ...........              2,822,200.764               90.379837         255,070,045
Value Line Strategic Asset Management Trust              2,820,531.963               55.618838         156,874,710
MFS Growth With Income Series .............                333,699.733               13.312259           4,442,297

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund ...................              1,609,305.078               16.186504          26,049,023
The Guardian Bond Fund, Inc. ..............                140,478.904               10.564137           1,484,038
The Guardian Cash Fund, Inc. ..............                336,116.816               10.790144           3,626,749
Gabelli Capital Asset Fund ................                 69,115.996               13.880294             959,350
Baillie Gifford International Fund ........                144,166.622               17.346803           2,500,830
Baillie Gifford Emerging Markets Fund .....                 14,342.708               13.395345             192,126
The Guardian Small Cap Stock Fund .........                 24,962.570               12.584304             314,137
Value Line Centurion Fund, Inc. ...........                770,755.908               16.265850          12,537,000
Value Line Strategic Asset Management Trust                421,492.808               15.845659           6,678,831
MFS Growth With Income Series .............                 11,617.524               13.555686             157,484
                                                                                                    --------------
                                                                                                     1,248,157,498
Contracts receiving annuity payments ......                                                             10,664,009
Interest of GIAC in separate account ......                                                             19,576,160
                                                                                                    --------------
  Total Net Assets ........................                                                         $1,278,397,667
                                                                                                    ==============

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

---------------------------------------------------------------
Note 4 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

Contractual charges paid to GIAC include:

      (1) a fixed annual $30 fee for single payment contracts and a fixed annual $35 fee for flexible payment contracts to cover GIAC's administrative expenses. This charge is deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. For the years ended December 31, 1999 and 1998, administrative fees amounted to $559,274 and $655,322, respectively.

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contract. For the year ended December 31, 1999, the total mortality and expense risk charge was $12,279,405.

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years. Contingent deferred sales charges were $528,769, for the year ended December 31, 1999.

      (4) a charge for premium taxes deducted from either the contract premium payment or upon annuitization, as determined in accordance with applicable state law.

      Currently GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------
Note 5 -- Accumulation Values for the Current Year and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
--------------------------------------------------------------------------------

                                               December 31,   December 31,  December 31,   December 31,  December 31,
                                                   1999           1998          1997           1996          1995
                                              -------------   -----------   ------------   ------------  ------------
REGULAR CONTRACT
The Guardian Stock Fund ...................    $150.638639    $115.984452    $ 97.721248   $ 72.788450   $ 57.928841
The Guardian Bond Fund, Inc. ..............      33.940212      34.566553      32.294381     29.924450     29.376248
The Guardian Cash Fund, Inc. ..............      25.915703      24.979223      23.998976     23.050182     22.171865
Gabelli Capital Asset Fund ................      21.921419      18.478018      16.705120     11.831565     10.763220
Baillie Gifford International Fund ........      29.630820      21.510846      17.927664     16.175077     14.153848
Baillie Gifford Emerging Markets Fund .....      13.321109       7.809621      10.770121     10.666664      8.646640
The Guardian Small Cap Stock Fund .........      14.130040      10.566846      11.323159            --            --
Value Line Centurion Fund, Inc. ...........      90.379837      71.182326      56.395899     46.919586     40.383489
Value Line Strategic Asset Management Trust      55.618838      45.182455      35.800735     31.260980     27.247234
MFS Growth With Income Series .............      13.312259      12.600579      10.402993            --            --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

                                               December 31,    December 31,  December 31,  December 31,  December 31,
                                                   1999            1998          1997          1996          1995
                                               ------------    ------------  ------------  ------------  ------------
ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund ...................     $16.186504      $12.500295   $10.563642              --            --
The Guardian Bond Fund, Inc. ..............      10.564137       10.791462    10.112433              --            --
The Guardian Cash Fund, Inc. ..............      10.790144       10.431534    10.052316              --            --
Gabelli Capital Asset Fund ................      13.880294       11.735168    10.641134              --            --
Baillie Gifford International Fund ........      17.346803       12.630973    10.558620              --            --
Baillie Gifford Emerging  Markets Fund ....      13.395345        7.876735    10.895404              --            --
The Guardian Small Cap Stock Fund .........      12.584304        9.439192    10.210823              --            --
Value Line Centurion Fund, Inc. ...........      16.265850       12.849354    10.210823              --            --
Value Line Strategic Asset Management Trust      15.845659       12.911063    10.260962              --            --
MFS Growth With Income Series .............      13.555686       12.869606    10.657050              --            --

-----------------------------
Note 6 -- Purchases and Sales
-----------------------------

   During the years ended December 31, 1999 and 1998, purchases and sales of shares of the Funds were as follows:

                                                Purchases       Purchases         Sales           Sales
                                               December 31,    December 31,    December 31,    December 31,
                                                   1999            1998           1999            1998
                                               ------------    ------------    ------------    ------------
The Guardian Stock Fund ...................    $112,793,243    $103,072,859    $126,347,575    $123,262,009
The Guardian Bond Fund, Inc. ..............       9,647,422      19,039,831      21,845,291      22,064,196
The Guardian Cash Fund, Inc. ..............      85,336,672      86,539,923      86,900,494      84,484,324
Gabelli Capital Asset Fund ................       6,675,587       9,265,169       8,021,665       6,216,255
Baillie Gifford International Fund ........      15,061,044      16,397,921      17,232,228      19,900,306
Baillie Gifford Emerging Markets Fund .....       7,959,354       1,475,770       5,613,540       3,933,543
The Guardian Small Cap Stock Fund .........      15,185,397       8,084,103      16,048,240       9,151,224
Value Line Centurion Fund, Inc. ...........      37,572,614      21,671,981      39,417,042      39,520,206
Value Line Strategic Asset Management Trust      19,262,430      21,405,798      33,913,188      28,981,106
MFS Growth With Income Series .............       3,448,760       5,859,032       4,652,572       1,639,154
                                               ------------    ------------    ------------    ------------

  Total ...................................    $312,942,523    $292,812,387    $359,991,835    $339,152,323
                                               ============    ============    ============    ============

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account A

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management and MFS Growth with Income investment divisions (constituting The Guardian Separate Account A) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ Pricewaterhouse Coopers LLP

New York, New York
February 16, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This page intentionally left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
COMMON STOCKS-- 96.0%
---------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
    152,600        Whirlpool Corp.*                                 $  9,928,538
                                                                    ------------
Automotive -- 0.4%
    304,500        Ford Motor Co.                                     16,271,719
                                                                    ------------
Biotechnology -- 2.3%
     59,600        Affymetrix, Inc.*                                  10,113,375
    482,000        Amgen, Inc.*                                       28,950,125
    170,000        Biogen, Inc.*                                      14,365,000
    285,800        Enzon, Inc.*                                       12,396,575
     86,100        MedImmune, Inc.*                                   14,281,837
     68,300        Millenium Pharmaceuticals*                          8,332,600
     65,500        Sepracor, Inc.*                                     6,496,781
                                                                    ------------
                                                                      94,936,293
                                                                    ------------
Broadcasting -- 4.8%
    212,400        Adelphia Comm. Corp.*                              13,938,750
    164,000        AMFM, Inc.*                                        12,833,000
    625,400        CBS Corp.*                                         39,986,513
    424,400        Charter Comm., Inc.*                                9,283,750
    190,000        Clear Channel Comm., Inc.*                         16,957,500
    330,000        Comcast Corp.*                                     16,685,625
    238,700        Cox Comm., Inc.*                                   12,293,050
     88,000        Cumulus Media, Inc.*                                4,466,000
    739,200        Infinity Broadcasting Corp.*                       26,749,800
    269,900        Insight Comm., Inc.*                                7,995,787
    470,400        MediaOne Group, Inc.*                              36,132,600
     32,200        RealNetworks, Inc.*                                 3,874,063
                                                                    ------------
                                                                     201,196,438
                                                                    ------------
Building Materials and Homebuilders -- 0.1%
    146,200        Crossman Communities, Inc.*                         2,266,100
    280,300        Johns Manville Corp.                                3,924,200
                                                                    ------------
                                                                       6,190,300
                                                                    ------------
Capital Goods-Miscellaneous Technology -- 3.0%
     79,200        CMGI, Inc.*                                        21,928,500
     61,200        CNET, Inc.*                                         3,473,100
    233,800        Critical Path, Inc.*                               22,064,875
     83,400        Doubleclick, Inc.*                                 21,105,413
    161,200        E Bay, Inc.*                                       20,180,225
    129,800        Internet Capital Group, Inc.*                      22,066,000
     82,800        VerticalNet, Inc.*                                 13,579,200
                                                                    ------------
                                                                     124,397,313
                                                                    ------------
Computer Software -- 12.8%
    227,800        Adobe Systems, Inc.                                15,319,550
     57,200        Advent Software, Inc.*                              3,685,825
     37,300        Agile Software Corp.*                               8,102,842
     62,400        Ariba, Inc.*                                       11,068,200
    173,400        Bea Systems, Inc.*                                 12,127,162
    106,400        Broadvision, Inc.*                                 18,094,650
     79,600        Citrix Systems, Inc.*                               9,790,800
     69,500        Commerce One, Inc.*                                13,656,750
     62,900        Cybersource Corp.*                                  3,255,075
    135,200        Inktomi Corp.*                                     11,999,000
     51,800        Legato Systems, Inc.*                               3,564,488
    100,200        Mercury Interactive Corp.*                         10,815,338
     55,300        Micromuse, Inc.*                                    9,401,000
  1,982,100        Microsoft Corp.*                                  231,410,175
    537,500        Oracle Corp.*                                      60,233,594
    459,500        Saga Systems, Inc.*                                 9,161,281
    233,000        Siebel Systems, Inc.*                              19,572,000
    601,000        Sybase, Inc.*                                      10,217,000
    154,300        Symantec Corp.*                                     9,045,838
    129,500        TSI Int'l. Software Ltd.*                           7,332,937
     86,400        VeriSign, Inc.*                                    16,497,000
     46,800        Veritas Software Corp.*                             6,698,250
    276,300        Visio Corp.*                                       13,124,250
     82,000        Vitria Technology, Inc.*                           19,188,000
                                                                    ------------
                                                                     533,361,005
                                                                    ------------
Computer Systems -- 6.6%
    164,000        Apple Computer, Inc.*                              16,861,250
    210,500        Cabletron Systems, Inc.*                            5,473,000
    392,700        Dell Computer Corp.*                               20,027,700
    583,800        EMC Corp.*                                         63,780,150
    145,200        Hewlett Packard Co.                                16,543,725
    796,800        Int'l. Business Machines                           86,054,400
    206,000        Solectron Corp.*                                   19,595,750
    610,200        Sun Microsystems, Inc.*                            47,252,363
                                                                    ------------
                                                                     275,588,338
                                                                    ------------
Drugs and Hospitals -- 4.2%
    143,500        Andrx Corp.*                                        6,071,844
    735,600        Bristol-Myers Squibb Corp.                         47,216,325
    152,400        Idec Pharmaceuticals Corp.*                        14,973,300
    171,000        Johnson & Johnson                                  15,924,375
    364,800        Merck & Co., Inc.                                  24,464,400
    672,600        Pfizer, Inc.                                       21,817,462
    531,800        Schering-Plough Corp.                              22,435,313
    263,000        Warner-Lambert Co.                                 21,549,562
                                                                    ------------
                                                                     174,452,581
                                                                    ------------
Electrical Equipment -- 2.1%
     73,400        DII Group, Inc.*                                    5,209,106
     92,800        Flextronics Int'l. Ltd.*                            4,268,800
    495,600        General Electric Co.                               76,694,100
                                                                    ------------
                                                                      86,172,006
                                                                    ------------
Electronics and Instruments -- 0.3%
     53,800        Jabil Circuit, Inc.*                                3,927,400
    104,300        Power Integrations, Inc.*                           4,999,881
     34,200        Sanmina Corp.*                                      3,415,725
                                                                    ------------
                                                                      12,343,006
                                                                    ------------
Electronics-Semiconductors -- 4.8%
    190,000        Analog Devices, Inc.*                              17,670,000
    357,600        Atmel Corp.*                                       10,571,550
    125,100        AVX Corp.*                                          6,247,181

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
     72,200        Epcos AG*                                        $  5,392,437
    240,200        Integrated Device Technology, Inc.*                 6,965,800
  1,250,300        Intel Corp.                                       102,915,319
    258,900        Int'l. Rectifier Corp.*                             6,731,400
    137,100        Lattice Semiconductor Corp.*                        6,460,838
    457,100        LSI Logic Corp.*                                   30,854,250
    104,700        Microchip Technology, Inc.*                         7,165,406
                                                                    ------------
                                                                     200,974,181
                                                                    ------------
Entertainment and Leisure -- 1.0%
    557,900        Blockbuster, Inc.                                   7,461,913
    234,200        Time Warner, Inc.                                  16,964,862
    316,000        Viacom, Inc.*                                      19,098,250
                                                                    ------------
                                                                      43,525,025
                                                                    ------------
Financial-Banks -- 2.8%
    156,700        Chase Manhattan Corp.                              12,173,631
  1,221,500        Citigroup, Inc.                                    67,869,594
    140,000        Fifth Third Bancorp                                10,272,500
    393,100        Firstar Corp.                                       8,304,237
    206,300        FleetBoston Financial Corp.                         7,181,819
      6,125        M & T Bank Corp.                                    2,537,281
    155,800        North Fork Bancorp                                  2,726,500
    247,332        Premier National Bancorp, Inc.                      4,560,184
     23,000        U.S. Trust Corp.                                    1,844,313
                                                                    ------------
                                                                     117,470,059
                                                                    ------------
Financial-Other -- 4.0%
    294,400        American Express Co.                               48,944,000
     41,300        Dain Rauscher Corp.                                 1,920,450
     29,100        Goldman Sachs Group, Inc.                           2,740,856
    148,700        Jefferies Group, Inc.                               3,271,400
     87,332        Legg Mason, Inc.                                    3,165,785
    425,500        Lehman Brothers Hldgs., Inc.                       36,034,531
    124,000        Merrill Lynch & Co., Inc.                          10,354,000
    112,800        J. P. Morgan & Co., Inc.                           14,283,300
    264,900        Morgan Stanley Dean Witter & Co.                   37,814,475
    281,100        Charles Schwab Corp.                               10,787,212
                                                                    ------------
                                                                     169,316,009
                                                                    ------------
Financial-Thrift -- 0.4%
    833,140        Charter One Financial, Inc.                        15,933,803
    133,400        Commercial Federal Corp.                            2,376,188
                                                                    ------------
                                                                      18,309,991
                                                                    ------------
Food, Beverage and Tobacco -- 0.2%
    109,300        Anheuser-Busch Cos., Inc.                           7,746,638
                                                                    ------------
Household Products -- 0.7%
    256,300        Church & Dwight, Inc.                               6,840,006
    326,800        Kimberly-Clark Corp.                               21,323,700
                                                                    ------------
                                                                      28,163,706
                                                                    ------------
Insurance -- 0.0%
     56,000        State Auto Financial Corp.                            511,000
                                                                    ------------
Merchandising-Department Stores -- 2.1%
    139,100        Dayton Hudson Corp.                                10,215,156
  1,142,000        Wal-Mart Stores, Inc.                              78,940,750
                                                                    ------------
                                                                      89,155,906
                                                                    ------------
Merchandising-Special -- 3.0%
     63,000        Amazon.com, Inc.*                                   4,795,875
    247,800        Best Buy, Inc.*                                    12,436,463
    344,900        BJ's Wholesale Club, Inc.*                         12,588,850
    140,000        Costco Wholesale Corp.*                            12,775,000
    630,000        Home Depot, Inc.                                   43,194,375
    312,000        Starbucks Corp.*                                    7,566,000
    500,000        Tandy Corp.                                        24,593,750
    120,900        Zale Corp.*                                         5,848,537
                                                                    ------------
                                                                     123,798,850
                                                                    ------------
Miscellaneous-Consumer Growth Cyclical -- 0.6%
    101,200        Go2Net, Inc.*                                       8,804,400
     76,000        Sapient Corp.*                                     10,711,250
     56,000        Viant Corp.*                                        5,544,000
                                                                    ------------
                                                                      25,059,650
                                                                    ------------
Miscellaneous-Consumer Growth Staples -- 1.5%
    161,900        Interpublic Group Cos., Inc.*                       9,339,606
    191,300        Intuit, Inc.*                                      11,466,044
    170,700        Lamar Advertising Co.*                             10,338,019
    510,000        Valassis Comm., Inc.*                              21,547,500
    153,000        Young & Rubicam, Inc.                              10,824,750
                                                                    ------------
                                                                      63,515,919
                                                                    ------------
Oil and Gas Producing -- 1.2%
    207,200        Anadarko Petroleum Corp.                            7,070,700
    233,600        Apache Corp.                                        8,628,600
    143,300        Devon Energy Corp.                                  4,710,987
    284,200        Newfield Exploration Co.*                           7,602,350
    465,400        Talisman Energy, Inc*                              11,984,050
    152,100        Vastar Resources, Inc.                              8,973,900
                                                                    ------------
                                                                      48,970,587
                                                                    ------------
Oil and Gas Services -- 1.3%
    210,900        B.J. Svcs. Co.*                                     8,818,256
    186,400        Cooper Cameron Corp.*                               9,121,950
    312,500        Halliburton Co.                                    12,578,125
    304,200        Noble Drilling Corp.*                               9,962,550
    203,900        Schlumberger Ltd.                                  11,469,375
     39,475        Transocean Sedco Forex, Inc.                        1,329,815
                                                                    ------------
                                                                      53,280,071
                                                                    ------------
Oil-Integrated-Domestic -- 0.2%
    417,500        Conoco, Inc.                                       10,385,313
                                                                    ------------
Oil-Integrated-International -- 2.3%
    230,000        Chevron Corp.                                      19,923,750
    222,800        Exxon Mobil Corp.                                  17,949,325
    459,400        Royal Dutch Petroleum Co.*                         27,764,987
    540,700        Texaco, Inc.                                       29,366,769
                                                                    ------------
                                                                      95,004,831
                                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.5%
    424,700        Abitibi-Consolidated, Inc.                       $  5,043,312
     94,200        Bowater, Inc.                                       5,116,238
    136,300        Champion Int'l. Corp.                               8,442,081
    183,800        Georgia-Pacific Group                               9,327,850
    341,100        Int'l. Paper Co.                                   19,250,831
    195,900        Mead Corp.                                          8,509,406
    342,200        Smurfit-Stone Container Corp.*                      8,383,900
                                                                    ------------
                                                                      64,073,618
                                                                    ------------
Photography -- 0.4%
    242,200        Eastman Kodak Co.*                                 16,045,750
                                                                    ------------
Semiconductors -- 2.9%
    252,200        Adaptec, Inc.*                                     12,578,475
    672,000        Advanced Micro Devices, Inc.*                      19,446,000
    152,200        Kemet Corp.*                                        6,858,512
    623,300        Micron Technology, Inc.*                           48,461,575
    361,500        National Semiconductor Corp.*                      15,476,719
    181,900        Sawtek, Inc.*                                      12,107,719
    193,300        Vishay Intertechnology, Inc.*                       6,113,113
                                                                    ------------
                                                                     121,042,113
                                                                    ------------
Semiconductors-Communications -- 4.8%
    195,700        Altera Corp.*                                       9,699,381
    152,000        Applied Micro Circuits Corp.*                      19,342,000
     92,700        Conexant Systems, Inc.*                             6,152,963
    359,300        Cypress Semiconductor Corp.*                       11,632,337
     87,300        DSP Group, Inc.*                                    8,118,900
     80,100        Linear Technology Corp.*                            5,732,156
     53,900        Micrel, Inc.*                                       3,068,931
     91,400        PMC Sierra, Inc.*                                  14,652,563
    224,000        RF Micro Devices, Inc.*                            15,330,000
    234,900        Semtech Corp.*                                     12,244,162
    264,000        Texas Instruments, Inc.                            25,575,000
    114,700        Transwitch Corp.*                                   8,322,919
     82,500        Triquint Semiconductor, Inc.*                       9,178,125
    246,000        Vitesse Semiconductor Corp.*                       12,899,625
    831,600        Xilinx, Inc.*                                      37,811,812
                                                                    ------------
                                                                     199,760,874
                                                                    ------------
Semiconductors-Equipment -- 2.6%
     82,500        Agilent Technologies, Inc.*                         6,378,281
    233,900        Applied Materials, Inc.*                           29,632,206
    286,400        Cadence Design Systems, Inc.*                       6,873,600
    109,300        Credence Systems Corp.*                             9,454,450
    124,000        Cymer Corp.*                                        5,704,000
     99,700        DuPont Photomasks, Inc.*                            4,810,525
    119,600        KLA-Tencor Corp.*                                  13,320,450
    104,600        Lam Resh Corp.*                                    11,669,437
    299,500        Teradyne, Inc.*                                    19,767,000
                                                                    ------------
                                                                     107,609,949
                                                                    ------------
Telecommunications -- 6.5%
    617,053        AT & T Corp.                                       31,315,440
    310,000        Bell Atlantic Corp.                                19,084,375
    495,000        GTE Corp.                                          34,928,437
    828,762        MCI WorldCom, Inc.*                                43,976,184
    498,000        Nortel Networks Corp.                              50,298,000
  1,050,484        SBC Comm., Inc.                                    51,211,095
    422,000        Sprint Corp.                                       28,405,875
    181,800        US West, Inc.                                      13,089,600
                                                                    ------------
                                                                     272,309,006
                                                                    ------------
Telecommunications-Equipment -- 7.8%
    252,800        American Tower Corp.*                               7,726,200
     36,000        AudioCodes Ltd.*                                    3,312,000
    119,100        Ciena Corp.*                                        6,848,250
    551,000        Cisco Systems, Inc.*                               59,025,875
    153,900        CommScope, Inc.*                                    6,204,094
    386,500        Crown Castle, Int'l.*                              12,416,313
    105,900        E Tek Dynamics, Inc.*                              14,256,788
     31,000        Juniper Networks, Inc.*                            10,540,000
    675,200        Lucent Technologies, Inc.                          50,513,400
    410,000        Motorola, Inc.                                     60,372,500
    102,600        Nokia Corp.*                                       19,494,000
     35,100        Optical Coating Lab., Inc.                         10,389,600
    102,500        Pinnacle Hldgs.*                                    4,343,437
    104,400        Proxim, Inc.*                                      11,484,000
    192,000        QUALCOMM, Inc.*                                    33,816,000
    181,200        Scientific Atlanta, Inc.                           10,079,250
     76,100        Tellabs, Inc.*                                      4,884,669
                                                                    ------------
                                                                     325,706,376
                                                                    ------------
Telecommunications-Specialty -- 5.7%
    135,300        Advanced Fibre Comm., Inc.*                         6,046,219
    968,400        America Online, Inc.*                              73,053,675
    393,800        Exodus Comm., Inc.*                                34,974,362
    741,075        Global Crossing Ltd.*                              37,053,750
    300,300        GST Telecomm., Inc.*                                2,721,469
    141,400        Intermedia Comm., Inc.*                             5,488,088
     78,800        Level 3 Comm., Inc.*                                6,451,750
    105,500        Sprint PCS (FON Group)*                            10,813,750
    154,000        Time Warner Telecom, Inc.*                          7,690,375
     45,400        Williams Comm. Group*                               1,313,762
     84,800        Winstar Comm., Inc.*                                6,381,200
    104,000        Yahoo, Inc.*                                       44,999,500
                                                                    ------------
                                                                     236,987,900
                                                                    ------------
Transportation-Miscellaneous -- 0.1%
     40,900        United Parcel Svcs.                                 2,822,100
                                                                    ------------

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
Utilities-Electric -- 0.6%
     29,800        Calpine Corp.*                               $     1,907,200
    159,600        Energy East Corp.                                  3,321,675
    477,400        Montana Power Co.                                 17,216,238
    141,600        Potomac Electric Power Co.                         3,247,950
                                                                ---------------
                                                                     25,693,063
                                                                ---------------
Utilities-Gas and Pipeline -- 0.2%
    284,800        Keyspan Corp.                                      6,603,800
                                                                ---------------
TOTAL COMMON STOCKS
   (Cost $2,485,884,967)                                          4,008,679,822
                                                                ---------------
----------------------------
REPURCHASE AGREEMENT -- 4.5%
----------------------------

Principal
Amount                                                                    Value
--------------------------------------------------------------------------------
$ 188,464,000      State Street Bank & Trust Co.
                   repurchase agreement, dated
                   12/31/99, maturity value $188,515,042
                   at 3.25%, due 1/3/00 (1)                     $   188,464,000
                                                                ---------------

TOTAL REPURCHASE AGREEMENT
   (Cost $188,464,000)                                              188,464,000
                                                                ---------------

TOTAL INVESTMENTS -- 100.5%
   (Cost $2,674,348,967)                                          4,197,143,822

LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER
     ASSETS -- (0.5%)                                               (22,056,760)
                                                                ---------------

NET ASSETS -- 100.0%                                            $ 4,175,087,062
                                                                ===============

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $2,674,348,967)                   $4,197,143,822
   Cash                                                                   99,034
   Dividends receivable                                                1,530,256
   Receivable for fund shares sold                                       252,539
   Interest receivable                                                    17,014
                                                                  --------------
   TOTAL ASSETS                                                    4,199,042,665
                                                                  --------------

LIABILITIES
   Payable for securities purchased                                   20,910,288
   Accrued expenses                                                    2,033,738
   Payable for fund shares redeemed                                    1,011,577
                                                                  --------------
   TOTAL LIABILITIES                                                  23,955,603
                                                                  --------------
     NET ASSETS                                                   $4,175,087,062
                                                                  ==============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $       75,636
   Additional paid-in capital                                      2,493,737,808
   Undistributed net investment income                                   241,325
   Accumulated net realized gain on investments                      158,236,901
   Net unrealized appreciation of investments                      1,522,795,392
                                                                  --------------
     NET ASSETS                                                   $4,175,087,062
                                                                  ==============

   Shares Outstanding -- $0.001 par value                             75,636,078
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $        55.20
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                    $    28,519,376
   Interest                                                           6,828,171
   Less: Foreign tax withheld                                           (22,075)
                                                                ---------------
   Total Income                                                      35,325,472
                                                                ---------------
Expenses:
   Investment advisory fees -- Note B                                18,271,084
   Custodian fees                                                       369,188
   Printing expense                                                     210,430
   Legal fees                                                            61,999
   Registration fees                                                     27,850
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Insurance expense                                                      9,378
   Other                                                                    700
                                                                ---------------
   Total Expenses                                                    18,982,361
                                                                ---------------
   Net Investment Income                                             16,343,111
                                                                ---------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized gain on investments                                 635,478,868
   Net change in unrealized appreciation of investments             367,759,722
                                                                ---------------
   Net Realized and Unrealized Gain on Investments                1,003,238,590
                                                                ---------------
   Net Increase in Net Assets from Operations                   $ 1,019,581,701
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended December 31,
                                                                               1999                 1998
                                                                          ---------------     ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                 $    16,343,111     $    32,273,803
    Net realized gain on investments                                          635,478,868         372,509,200
    Net change in unrealized appreciation of investments                      367,759,722         212,338,243
                                                                          ---------------     ---------------
      Net Increase in Net Assets from Operations                            1,019,581,701         617,121,246
                                                                          ---------------     ---------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                     (16,388,132)        (32,287,254)
    Net realized gain on investments                                         (563,140,777)       (380,510,130)
                                                                          ---------------     ---------------
      Total Dividends and Distributions to Shareholders                      (579,528,909)       (412,797,384)
                                                                          ---------------     ---------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G       69,838,389         238,685,174
                                                                          ---------------     ---------------
      Net Increase in Net Assets                                              509,891,181         443,009,036

 Net Assets:
    Beginning of year                                                       3,665,195,881       3,222,186,845
                                                                          ---------------     ---------------
    End of year*                                                          $ 4,175,087,062     $ 3,665,195,881
                                                                          ===============     ===============

* Includes undistributed net investment income of:                        $       241,325     $       286,405

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                               Year Ended December 31,
                                                           ------------------------------------------------------------------
                                                              1999          1998          1997          1996          1995
                                                           ------------------------------------------------------------------
Net asset value, beginning of year .....................   $    49.08    $    46.05    $    38.59    $    34.72    $    27.33
                                                           ----------    ----------    ----------    ----------    ----------
Income from investment
   operations:
   Net investment income ...............................         0.24          0.47          0.52          0.53          0.44
   Net realized and unrealized gain on investments .....        14.49          8.56         12.97          8.62          9.01
                                                           ----------    ----------    ----------    ----------    ----------
   Net increase from investment operations .............        14.73          9.03         13.49          9.15          9.45
                                                           ----------    ----------    ----------    ----------    ----------

Dividends and Distributions
   to Shareholders from:
   Net investment income ...............................        (0.24)        (0.47)        (0.52)        (0.54)        (0.44)
   Net realized gain ...................................        (8.37)        (5.53)        (5.51)        (4.74)        (1.62)
                                                           ----------    ----------    ----------    ----------    ----------
   Total dividends and distributions ...................        (8.61)        (6.00)        (6.03)        (5.28)        (2.06)
                                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ...........................   $    55.20    $    49.08    $    46.05    $    38.59    $    34.72
                                                           ----------    ----------    ----------    ----------    ----------

Total return* ..........................................        31.17%        19.86%        35.58%        26.90%        34.65%
                                                           ----------    ----------    ----------    ----------    ----------
Ratios/supplemental data:
   Net assets, end of year (000's omitted) .............   $4,175,087    $3,665,196    $3,222,187    $2,226,728    $1,615,271
   Ratio of expenses to average net assets .............         0.52%         0.52%         0.52%         0.53%         0.53%
   Ratio of net investment income to average net assets          0.45%         0.95%         1.17%         1.50%         1.39%
   Portfolio turnover rate .............................           74%           56%           51%           66%           78%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

--------------------
ASSET BACKED -- 8.5%
--------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$    2,700,000    Amresco 1997-1 M1F
                    7.42% due 3/25/27                                $ 2,644,326
     4,300,000    Arcadia Automobile Rec. Tr.
                    1999-A A5
                    6.12% due 12/15/06                                 4,171,258
     3,600,000    Contimortgage Home Equity Loan Tr.
                    1999-1 A3
                    6.17% due 5/25/21                                  3,457,260
     3,200,000    Green Tree Finl. Corp.
                    1998-4 A5
                    6.18% due 12/1/17                                  3,109,088
     3,600,000    Green Tree Finl. Corp.
                    1999-5 A3
                    6.97% due 4/1/31                                   3,567,456
     4,300,000    Peco Energy Transition Tr.
                    1999-A A6
                    6.05% due 3/1/09                                   4,016,114
     2,900,000    Pemex Finance Ltd.
                    6.125% due 11/15/03+                               2,828,718
     3,500,000    PP & L Transition Bond Co.
                    1999-1 A4
                    6.72% due 12/26/05                                 3,458,245
     4,798,000    Premier Auto Tr. 1997-2B
                    6.53% due 12/6/03                                  4,752,131
                                                                     -----------
TOTAL ASSET BACKED
  (Cost $32,906,690)                                                  32,004,596
                                                                     -----------
----------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.7%
----------------------------------

$    3,700,000    Chase Coml. Mtg. Secs. Corp.
                    1998-1 A2
                    6.56% due 5/18/08                                $ 3,506,567
     3,700,000    First Union Coml. Mtg. Tr.
                    1999-Cl A2
                    6.07% due 10/15/35                                 3,382,230
     3,474,993    TIAA Retail Com'l. Mortgage Tr.
                    1999-A
                    7.17% due 10/15/07                                 3,422,521
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  (Cost $11,050,805)                                                  10,311,318
                                                                     -----------

------------------------
CORPORATE BONDS -- 33.4%
------------------------

Banks -- 2.9%
$    3,800,000    Bank of New York, Inc.
                    7.30% due 12/1/09                                $ 3,722,959
     3,600,000    Capital One Bank
                    6.48% due 1/28/02                                  3,527,172
     3,900,000    Chase Manhattan Corp.
                    7.00% due 11/15/09                                 3,748,399
                                                                     -----------
                                                                      10,998,530
                                                                     -----------
Chemicals-Major -- 0.9%
   $ 3,500,000    ICI Wilmington, Inc.
                    6.75% due 9/15/02                                  3,450,023
                                                                     -----------
Energy -- 1.9%
     3,000,000    Occidental Petroleum Corp.
                    7.65% due 2/15/06                                  2,986,158
     3,900,000    Occidental Petroleum Corp.
                    8.45% due 2/15/29                                  4,047,939
                                                                     -----------
                                                                       7,034,097
                                                                     -----------
Entertainment-Cable-Media -- 5.1%
     2,500,000    Cox Comm., Inc.
                    7.875% due 8/15/09                                 2,531,880
     3,600,000    Joseph E. Seagram & Sons, Inc.
                    6.25% due 12/15/01                                 3,524,785
     3,500,000    Joseph E. Seagram & Sons, Inc.
                    6.40% due 12/15/03                                 3,371,253
     3,605,000    Joseph E. Seagram & Sons, Inc.
                    7.60% due 12/15/28                                 3,396,696
     7,300,000    Time Warner, Inc.
                    6.625% due 5/15/29                                 6,212,928
                                                                     -----------
                                                                      19,037,542
                                                                     -----------
Financial -- 3.9%
     4,500,000    Comdisco, Inc.
                    6.13% due 8/1/01                                   4,390,146
     3,500,000    Lehman Brothers Hldgs., Inc.
                    6.00% due 2/26/01                                  3,456,470
     3,600,000    Lehman Brothers Hldgs., Inc.
                    6.625% due 4/1/04                                  3,487,511
     3,500,000    Paine Webber Group, Inc.
                    6.45% due 12/1/03                                  3,356,108
                                                                     -----------
                                                                      14,690,235
                                                                     -----------
Food and Beverage -- 0.9%
     3,500,000    Aramark Svcs., Inc.
                    6.75% due 8/1/04                                   3,342,482
                                                                     -----------
Hospital-Supplies -- 0.9%
     3,500,000    Mallinckrodt, Inc.+
                    6.30% due 3/15/11                                  3,454,944
                                                                     -----------
Industrial-Pipelines -- 1.0%
     3,875,000    Williams Cos., Inc.
                    7.625% due 7/15/19                                 3,719,768
                                                                     -----------
Insurance -- 0.9%
     3,500,000    Conseco, Inc.
                    6.40% due 6/15/01                                  3,413,046
                                                                     -----------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 2.8%
$    3,750,000    Federated Department Stores, Inc.
                    6.125% due 9/1/01                               $  3,673,200
     3,600,000    Saks, Inc.
                    7.00% due 7/15/04                                  3,407,022
     3,600,000    Saks, Inc.
                    7.25% due 12/1/04                                  3,427,013
                                                                    ------------
                                                                      10,507,235
                                                                    ------------
Merchandising-Discounters -- 0.9%
    3,400,000     Wal Mart Stores, Inc.
                    8.75% due 12/29/06                                 3,463,682
                                                                    ------------
Merchandising-Drugs -- 1.3%
    5,700,000     Rite Aid Corp.
                    6.70% due 12/15/01                                 4,788,000
                                                                    ------------
Merchandising-Supermarkets -- 2.8%
     3,600,000    Kroger Co.
                    6.80% due 12/15/18                                 3,138,682
     3,500,000    Fred Meyer, Inc.
                    7.45% due 3/1/08                                   3,399,784
     3,900,000    Safeway, Inc.
                    7.00% due 9/15/02                                  3,875,617
                                                                    ------------
                                                                      10,414,083
                                                                    ------------
Miscellaneous-Capital Goods -- 1.3%
     5,000,000    Ikon Capital, Inc.
                    6.73% due 6/15/01                                  4,892,965
                                                                    ------------
Railroads -- 2.6%
     3,600,000    CSX Corp.
                    7.25% due 5/1/04                                   3,564,774
     3,500,000    Union Pacific Corp.
                    5.78% due 10/15/01                                 3,423,420
     3,500,000    Union Pacific Corp.
                    6.625% due 2/1/29                                  2,956,223
                                                                    ------------
                                                                       9,944,417
                                                                    ------------
Utilities -- 2.4%
     2,500,000    Cinergy Corp.
                    6.125% due 4/15/04                                 2,348,935
     2,829,000    Marlin Water Trust/Cap.+
                    7.09% due 12/15/01                                 2,777,102
     4,000,000    Southern Union Co.
                    8.25%  due 11/15/29                                3,997,928
                                                                    ------------
                                                                       9,123,965
                                                                    ------------
Waste Services -- 0.9%
     3,500,000    USA Waste Svcs., Inc.
                    6.125% due 7/15/01                                 3,335,248
                                                                    ------------
TOTAL CORPORATE BONDS
  (Cost $131,343,952)                                                125,610,262
                                                                    ------------

------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
------------------------------------------

$    5,698,638    GE Capital Mortgage Svcs., Inc.
                    1996-3A7  7.00% due 3/25/26
 (Cost $5,706,406)                                                  $  5,373,828
                                                                    ------------

-------------------------------
MORTGAGE PASS-THROUGHS -- 30.5%
-------------------------------

                  FHLMC
$    4,000,000      6.50%, (30 yr. TBA)(a)                          $  3,772,500
    12,100,000      7.00%, (30 yr. TBA)(a)                            11,710,525
     6,500,000      7.50%, (30 yr. TBA)(a)                             6,437,028
    15,189,910      6.50%, 2029                                       14,330,769
       670,152      7.00%, 8/1/08                                        667,063
                  FNMA
     1,000,000      6.50%, (15 yr. TBA)(a)                               970,312
    24,900,000      7.00%, (30 yr. TBA)(a)                            24,075,187
    30,950,000      7.50%, (30 yr. TBA)(a)                            30,611,469
    12,500,000      8.00%, (30 yr. TBA)(a)                            12,597,650
     4,283,022      6.50%, 11/1/28                                     4,045,058
       569,122      8.00%, 6/1/08                                        578,803
         4,886      8.25%, 1/1/09                                          5,054
       252,553      8.50%, 8/1/09                                        259,648
                  GNMA
       700,000      6.50%, (15 yr. TBA)(a)                               657,343
     4,448,037      6.50%, 2029                                        4,178,352
           689      11.50%, 7/20/00                                          694
                                                                    ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $117,242,562)                                                114,897,455
                                                                    ------------

------------------------
U.S. GOVERNMENT -- 21.7%
------------------------

                  U.S. Treasury Bonds
$   12,970,000      5.25%, 2/15/29                                  $ 10,728,628
     4,000,000      6.00%, 2/15/26                                     3,658,752
     6,500,000      6.625%, 2/15/27                                    6,437,034
     4,000,000      9.25%, 2/15/16                                     4,940,000
                  U.S. Treasury Notes
    17,100,000      5.375%, 6/30/03                                   16,576,313
     2,000,000      5.50%, 1/31/03                                     1,952,500
     2,350,000      5.50%, 5/15/09                                     2,189,173
     6,000,000      5.625%, 5/15/08                                    5,643,750
     9,675,000      6.00%, 8/15/04                                     9,523,828
     6,300,000      6.00%, 8/15/09                                     6,103,125
     4,200,000      6.125%, 8/15/07                                    4,093,690
     9,875,000      6.50%, 10/15/06                                    9,847,232
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $83,189,142)                                                  81,694,025
                                                                    ------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

-------------------------
COMMERCIAL PAPER -- 23.4%
-------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
Automotive -- 1.4%
$    5,300,000    General Motors Acceptance Corp.
                    5.88% due 1/19/00(a)                          $    5,284,418
                                                                  -------------
Banks -- 6.5%
     9,652,000    Dresdner US Finance
                    5.93% due 1/19/00(a)                              9,623,382
    15,000,000    Nordenbanken North America, Inc.
                    6.05% due 1/19/00(a)                             14,954,625
                                                                  -------------
                                                                     24,578,007
                                                                  -------------
Conglomerates -- 5.7%
     6,500,000    General Electric Cap. Corp.
                    5.81% due 1/19/00(a)                              6,481,117
    15,000,000    Invensys PLC
                    6.17% due 1/19/00(a)                             14,953,725
                                                                  -------------
                                                                     21,434,842
                                                                  -------------
Financial -- 9.8%
    13,000,000    Duke Capital Corp.
                    6.14% due 1/19/00(a)                             12,960,090
    10,000,000    Household Finl. Corp.
                    6.05% due 1/19/00(a)                              9,969,750
    14,000,000    Morgan Stanley Dean Witter & Co.
                    6.00% due 1/19/00(a)                             13,958,000
                                                                  -------------
                                                                     36,887,840
                                                                  -------------
TOTAL COMMERCIAL PAPER
  (Cost $88,185,107)                                                 88,185,107
                                                                  -------------

----------------------------
REPURCHASE AGREEMENT -- 2.1%
----------------------------

$    7,679,000    State Street Bank & Trust Co.
                  repurchase agreement,
                  dated 12/31/99, maturity
                  value $7,681,080 at 3.25%,
                  due 1/3/00(b)                                     $ 7,679,000
                                                                  -------------

TOTAL REPURCHASE AGREEMENT
  (Cost $7,679,000)                                                   7,679,000
                                                                  -------------

TOTAL INVESTMENTS -- 123.7%
  (Cost $477,303,664)                                               465,755,591

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (26.5%)                                          (99,693,995)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.8%                                    10,369,158
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 376,430,754
                                                                  =============

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.
(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $477,303,664)                     $ 465,755,591
   Cash                                                                     170
   Receivable for investments sold                                    7,250,637
   Interest receivable                                                4,704,315
   Receivable for fund shares sold                                        5,056
                                                                  -------------
   TOTAL ASSETS                                                     477,715,769
                                                                  -------------

LIABILITIES
   Payable for forward mortgage securities purchased                 99,693,995
   Payable for fund shares redeemed                                   1,392,611
   Accrued expenses                                                     198,409
                                                                  -------------
   TOTAL LIABILITIES                                                101,285,015
                                                                  -------------
     NET ASSETS                                                   $ 376,430,754
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,297,887
   Additional paid-in capital                                       393,081,515
   Undistributed net investment income                                  185,244
   Accumulated net realized loss on investments                      (8,585,819)
   Net unrealized depreciation of investments                       (11,548,073)
                                                                  -------------
     NET ASSETS                                                   $ 376,430,754
                                                                  =============

   Shares Outstanding -- $0.10 par value                             32,978,867
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.41
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                        $ 23,128,029
                                                                   ------------

Expenses:
   Investment advisory fees -- Note B                                 1,822,590
   Custodian fees                                                       106,051
   Interest expense -- reverse repurchase agreements                     84,079
   Printing expense                                                      21,132
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             5,200
   Registration fees                                                      2,653
   Insurance expense                                                        976
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                     2,075,113
                                                                   ------------

   Net Investment Income                                             21,052,916
                                                                   ------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
   Net realized loss on investments                                  (8,373,543)
   Net change in unrealized appreciation/
     (depreciation) of investments                                  (15,282,158)
                                                                   ------------
Net Realized and Unrealized Loss on Investments                     (23,655,701)
                                                                   ------------
Net Decrease in Net Assets from Operations                         $ (2,602,785)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year ended December 31,
                                                                                  1999                 1998
                                                                              -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                     $  21,052,916       $  20,326,792
    Net realized gain/(loss) on investments                                      (8,373,543)          7,360,219
    Net change in unrealized appreciation of investments                        (15,282,158)            676,254
                                                                              -------------       -------------
      Net Increase/(Decrease) in Net Assets from Operations                      (2,602,785)         28,363,265
                                                                              -------------       -------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                       (21,062,469)        (20,238,880)
    Net realized gain on investments                                               (965,082)         (4,804,462)
                                                                              -------------       -------------
      Total Dividends and Distributions to Shareholders                         (22,027,551)        (25,043,342)
                                                                              -------------       -------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G         19,673,995          22,655,261
                                                                              -------------       -------------
      Net Increase/(Decrease) in Net Assets                                      (4,956,341)         25,975,184

 Net Assets:
    Beginning of year                                                           381,387,095         355,411,911
                                                                              -------------       -------------
    End of year*                                                              $ 376,430,754       $ 381,387,095
                                                                              =============       =============

* Includes undistributed net investment income of:                            $     185,244       $     183,322

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                  Year Ended December 31,
                                                         ----------------------------------------------------------------------
                                                             1999           1998           1997           1996           1995
                                                         ----------------------------------------------------------------------
Net asset value, beginning of year ...................   $    12.23     $    12.11     $    11.83     $    12.25     $    11.08
                                                         ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income ..............................         0.68           0.69           0.75           0.76           0.76
  Net realized and unrealized gain/(loss)
    on investments ...................................        (0.79)          0.28           0.29          (0.42)          1.17
                                                         ----------     ----------     ----------     ----------     ----------
  Net increase/(decrease)
    from investment operations .......................        (0.11)          0.97           1.04           0.34           1.93
                                                         ----------     ----------     ----------     ----------     ----------

Dividends and Distributions to Shareholders from:
  Net investment income ..............................        (0.68)         (0.69)         (0.76)         (0.76)         (0.76)
  Net realized gain ..................................        (0.03)         (0.16)            --             --             --
                                                         ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ..................        (0.71)         (0.85)         (0.76)         (0.76)         (0.76)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .........................   $    11.41     $    12.23     $    12.11     $    11.83     $    12.25
                                                         ----------     ----------     ----------     ----------     ----------

Total return* ........................................        (0.84)%         8.10%          8.99%          2.88%         17.59%
                                                         ----------     ----------     ----------     ----------     ----------

Ratios/supplemental data:
  Net assets, end of year (000's omitted) ............   $  376,431     $  381,387     $  355,412     $  354,433     $  374,462
  Ratio of expenses to average net assets ............         0.57%          0.67%          0.59%          0.54%          0.54%
  Ratio of expenses (excluding interest expense)
    to average net assets ............................         0.55%          0.55%          0.55%           N/A            N/A
  Ratio of net investment income to average net assets         5.78%          5.51%          6.15%          6.12%          6.43%
  Portfolio turnover rate ............................          257%           287%           340%           188%           298%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

------------------------
COMMERCIAL PAPER-- 95.9%
------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

FINANCIAL -- 49.8%
Data Processing -- 4.7%
  $ 23,000,000  First Data Corp.
                  6.00% due 1/18/00                  $ 22,934,833
                                                     ------------
Finance Companies -- 16.7%
    22,000,000  Associates First Capital
                  5.90% due 2/1/00                     21,888,228
     2,000,000  Associates First Capital
                  5.90% due 2/3/00                      1,989,183
    20,000,000  Bear Stearns Cos., Inc.
                  5.76% due 1/11/00                    19,968,000
    15,000,000  Goldman Sachs Group LP
                  6.40% due 1/31/00                    14,920,000
    22,000,000  Merrill Lynch & Co., Inc.
                  6.12% due 1/28/00                    21,899,020
                                                     ------------
                                                       80,664,431
                                                     ------------
Financial-Other -- 2.1%
    10,000,000  Govco, Inc.
                  6.15% due 1/28/00                     9,953,875
                                                     ------------
Foods -- 4.1%
    20,000,000  Cargill Global Funding PLC
                  6.95% due 1/14/00                    19,949,806
                                                     ------------
Insurance -- 4.5%
    22,000,000  American General Finl. Corp.
                  5.96% due 2/2/00                     21,883,449
                                                     ------------
Other Major Banks -- 14.4%
    20,000,000  Bank of America Corp.
                  5.93% due 1/12/00                    19,963,761
    10,000,000  Dresdner U.S. Finl.
                  6.34% due 1/3/00                      9,996,478
    20,000,000  HVB Finl. (Delaware), Inc.
                  5.85% due 1/14/00                    19,957,750
    20,000,000  UBS Finl. (Delaware), Inc.
                  5.00% due 1/3/00                     19,994,444
                                                     ------------
                                                       69,912,433
                                                     ------------
Utilities-Electric -- 3.3%
    16,000,000  Nat'l. Rural Utils. Coop. Finl.
                  Corp. 5.85% due 3/6/00               15,831,000
                                                     ------------
                Total Financial                       241,129,827
                                                     ------------

INDUSTRIAL -- 46.1%
Automotive -- 9.0%
    21,500,000  BMW U.S. Capital Corp.
                  4.00% due 1/4/00                     21,492,833
    22,000,000  General Motors Acceptance Corp.
                  5.96% due 2/7/00                     21,865,238
                                                     ------------
                                                       43,358,071
                                                     ------------
Conglomerates -- 8.2%
    20,000,000  General Electric Capital Corp.
                  6.01% due 1/25/00                    19,919,867
    10,000,000  Invensys PLC
                  6.10% due 1/13/00                     9,979,667
    10,000,000  Invensys PLC
                  5.80% due 1/19/00                     9,971,000
                                                     ------------
                                                       39,870,534
                                                     ------------
Food and Beverages -- 4.1%
    20,000,000  Diageo Capital PLC
                  5.75% due 1/20/00                    19,939,306
                                                     ------------
Household Products -- 3.1%
    15,000,000  Procter & Gamble Co.
                  5.82% due 1/10/00                    14,978,175
                                                     ------------
Machinery and Equipment -- 1.2%
     6,000,000  John Deere Capital
                  5.88% due 1/24/00                     5,977,460
                                                     ------------
Metals -- 4.1%
    20,000,000  Rio Tinto America, Inc.
                  5.97% due 1/7/00                     19,980,100
                                                     ------------
Oil and Gas Services -- 4.4%
    21,500,000  Baker Hughes, Inc.
                  4.75% due 1/3/00                     21,494,326
                                                     ------------
Oil-Integrated-International -- 2.5%
    12,000,000  Texaco, Inc.
                  5.73% due 1/18/00                    11,967,530
                                                     ------------
Telecommunications -- 4.7%
    23,000,000  SBC Comm., Inc.
                  5.85% due 1/27/00                    22,902,825
                                                     ------------
Utilities-Electric --  4.8%
    23,000,000  Electricite de France
                  5.82% due 1/11/00                    22,962,816
                                                     ------------
                Total Industrial                      223,431,143
                                                     ------------

TOTAL COMMERCIAL PAPER
  (Cost $464,560,970)                                 464,560,970
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.2%
----------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

$   20,195,000  State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $20,200,469 at 3.25% due 1/3/00(1)  $  20,195,000
                                                     ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $20,195,000)                                   20,195,000
                                                     ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $484,755,970)                                 484,755,970

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.1)%                                     (627,551)
                                                     ------------

NET ASSETS -- 100.0%                                $ 484,128,419
                                                     ============

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $484,755,970)                       $484,755,970
   Cash                                                                      241
   Receivable for fund shares sold                                       517,560
   Interest receivable                                                     1,823
                                                                    ------------
   TOTAL ASSETS                                                      485,275,594
                                                                    ------------

LIABILITIES
   Payable for fund shares redeemed                                      892,918
   Accrued expenses                                                      254,257
                                                                    ------------
   TOTAL LIABILITIES                                                   1,147,175
                                                                    ------------
     NET ASSETS                                                     $484,128,419
                                                                    ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                            $  4,841,283
   Additional paid-in capital                                        479,287,136
                                                                    ------------
     NET ASSETS                                                     $484,128,419
                                                                    ============

   Shares Outstanding -- $0.10 par value                              48,412,828
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                          $23,729,035
                                                                     -----------

Expenses:
   Investment advisory fees -- Note B                                  2,275,164
   Custodian fees                                                         85,806
   Printing expense                                                       19,235
   Audit fees                                                             18,734
   Directors' fees -- Note B                                              12,500
   Legal fees                                                              4,100
   Other                                                                   3,772
                                                                     -----------
   Total Expenses                                                      2,419,311
                                                                     -----------
Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                      $ 21,309,724
                                                                    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year ended December 31,
                                                       1999            1998
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                         $  21,309,724   $  20,633,220
                                                  -------------   -------------
      Net Increase in Net Assets from Operations     21,309,724      20,633,220
                                                  -------------   -------------
 Dividends to Shareholders from:
    Net investment income                           (21,309,724)    (20,633,220)
                                                  -------------   -------------
 From Capital Share Transactions:
    Net increase in net assets from capital
     share transactions -- Note G                    64,645,765      51,360,205
                                                  -------------   -------------
      Net Increase in Net Assets                     64,645,765      51,360,205

 Net Assets:
    Beginning of year                               419,482,654     368,122,449
                                                  -------------   -------------
    End of year                                   $ 484,128,419   $ 419,482,654
                                                  -------------   -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                      Year Ended December 31,
                                                             ----------------------------------------------------------------------
                                                                1999           1998           1997           1996           1995
                                                             ----------------------------------------------------------------------
Net asset value, beginning of year .......................   $    10.00     $    10.00     $    10.00     $    10.00     $    10.00
                                                             ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income .................................         0.47           0.50           0.50           0.49           0.54

Dividends to Shareholders from:
   Net investment income .................................        (0.47)         (0.50)         (0.50)         (0.49)         (0.54)
                                                             ----------     ----------     ----------     ----------     ----------

Net asset value, end of year .............................   $    10.00     $    10.00     $    10.00     $    10.00     $    10.00
                                                             ----------     ----------     ----------     ----------     ----------

Total return* ............................................         4.77%          5.10%          5.14%          4.98%          5.52%
                                                             ----------     ----------     ----------     ----------     ----------

Ratios/supplemental data:
   Net assets, end of year (000's omitted) ...............   $  484,128     $  419,483     $  368,122     $  378,322     $  356,820
   Ratio of expenses to average net assets ...............         0.53%          0.53%          0.54%          0.54%          0.54%
   Ratio of net investment income to average net assets ..         4.68%          4.99%          5.02%          4.86%          5.39%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                              67

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Stock Fund (GSF), a series of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940
Act). The financial statements for the other remaining funds of Guardian Variable Contract Funds, Inc. are presented in separate reports.

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 1999, no GSF Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF is permitted to buy international securities that are not U.S. dollar denominated. GSF's books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When a forward contract is closed, the Fund records realized gains or losses equal to the difference between the value of such forward contract at the time it was opened and the value at the time it was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 1999, for federal income tax purposes, GBF had a net capital loss carryforward of $7,464,775 which expires in 2007.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                        Undistributed/              Accumulated
                       (overdistributed)           net realized
                        net investment            gain/(loss) on
                            income                  investments
                       -----------------          --------------
GSF                          $ (59)                    $ 59
GBF                         11,475                  (11,475)

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

----------------------------------------
Note B - Investment Advisory Agreements
         and Payments to Related Parties
----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. Fees for investment advisory services are paid at an annual rate of .50% of the average daily net assets of each Fund. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1999.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1999 amounted to $84,079.

      Information regarding transactions by GBF under reverse repurchase agreement is as follows:

Average amount outstanding
during the period ...........................................     $   4,566,668

Weighted average interest rate
during the period ...........................................              1.89%

---------------------------------
Note E - Dollar Roll Transactions
---------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them. There were no dollar roll transactions outstanding at December 31, 1999.

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                                GSF                  GBF
                                                ---                  ---
      Purchases ....................      $ 2,583,705,089       $ 941,626,977
      Proceeds .....................      $ 3,057,671,562       $ 919,489,697

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1999 for GSF and GBF were as follows:

                                                              GSF                  GBF
                                                              ---                  ---
      Gross Appreciation .........................      $ 1,561,747,641       $     131,629
      Gross Depreciation .........................          (38,952,786)        (11,679,702)
                                                        ---------------       -------------
        Net Unrealized Appreciation/(Depreciation)      $ 1,522,794,855       $ (11,548,073)
                                                        ===============       =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 1999, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                                            Year Ended December 31,                    Year Ended December 31,
                                                            1999                1998                  1999                  1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares                                    Amount
-----------------------------------------------------------------------------------------------------------------------------------
o  The Guardian Stock Fund
Shares sold                                               3,895,845           7,866,954         $ 200,708,021         $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions                            10,952,668           8,374,382           579,528,909           412,797,384
Shares repurchased                                      (13,883,608)        (11,538,716)         (710,398,541)         (554,254,496)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase                                             964,905           4,702,620         $  69,838,389         $ 238,685,174
-----------------------------------------------------------------------------------------------------------------------------------

o  The Guardian Bond Fund, Inc.
Shares sold                                               8,170,108           6,974,815         $  96,955,789         $  87,077,087
Shares issued in reinvestment of
  dividends and distributions                             1,912,437           2,050,219            22,027,550            25,043,342
Shares repurchased                                       (8,296,810)         (7,180,997)          (99,309,344)          (89,465,168)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase                                           1,785,735           1,844,037         $  19,673,995         $  22,655,261
-----------------------------------------------------------------------------------------------------------------------------------

o  The Guardian Cash Fund, Inc.
Shares sold                                              39,686,605          45,585,640         $ 396,866,179         $ 455,856,396
Shares issued in reinvestment of
  dividends                                               2,130,972           2,063,322            21,309,724            20,633,220
Shares repurchased                                      (35,353,014)        (42,512,942)         (353,530,138)         (425,129,411)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase                                           6,464,563           5,136,020         $  64,645,765         $  51,360,205
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------
Note H - Line of Credit
-----------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund
(a portfolio of The Guardian Variable Contract Funds, Inc.)
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the The Guardian Stock Fund (one of the portfolios constituting The Guardian Variable Contract Funds, Inc.), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                    /s/ Ernst & Young LLP,

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 98.9%
----------------------

                                                                        Market
  Shares                                                  Cost          Value
--------------------------------------------------------------------------------
Agriculture -- 0.6%
    89,250  Archer-Daniels-Midland Co.               $ 1,490,053     $ 1,087,734
                                                     -----------     -----------
Automotive -- 0.6%
    15,000  General Motors Corp.                         988,750       1,090,312
                                                     -----------     -----------
Automotive: Parts and Accessories -- 3.9%
    50,000  Dana Corp.                                 1,732,048       1,496,875
    70,000  GenCorp Inc.                                 634,385         691,250
    68,000  Modine Manufacturing Co.                   2,300,741       1,700,000
    40,000  Scheib (Earl) Inc.+                          278,875         117,500
    60,000  Standard Motor Products Inc.               1,329,363         967,500
    20,000  Superior Industries
               International Inc.                        509,781         536,250
    35,000  Tenneco Automotive Inc.                      322,819         325,937
    22,000  TransPro Inc.                                182,531         141,625
    60,000  Wynn's International Inc.                    719,079         847,500
                                                     -----------     -----------
                                                       8,009,622       6,824,437
                                                     -----------     -----------
Aviation: Parts and Services -- 1.7%
    18,000  AAR Corp.                                    250,688         322,875
    50,000  Barnes Group Inc.                          1,200,490         815,625
    16,000  Curtiss-Wright Corp.                         470,869         590,000
    65,000  Fairchild Corp., Cl. A+                    1,251,718         589,062
     7,500  Hi-Shear Industries Inc.                      21,717          17,344
    22,000  Kaman Corp., Cl. A                           315,843         283,250
    15,000  Moog Inc., Cl. A+                            404,750         405,000
                                                     -----------     -----------
                                                       3,916,075       3,023,156
                                                     -----------     -----------
Broadcasting -- 7.0%
    70,000  Ackerley Group Inc.                          598,717       1,268,750
    55,000  Chris-Craft Industries Inc.+               2,374,656       3,966,875
    60,000  Granite Broadcasting Corp.+                  685,316         607,500
    18,000  Gray Communications
               Systems Inc.                              326,825         318,375
    80,000  Gray Communications
               Systems Inc., Cl. B                     1,015,413       1,080,000
    15,000  Hearst-Argyle Television Inc.+               285,505         399,375
    50,000  Liberty Corp.                              2,460,502       2,109,375
    19,000  United Television Inc.                     1,676,374       2,616,062
                                                     -----------     -----------
                                                       9,423,308      12,366,312
                                                     -----------     -----------
Building and Construction -- 0.6%
     2,222  Huttig Building Products Inc.+                 8,642          10,972
    35,500  Nortek Inc.+                               1,035,180         994,000
                                                     -----------     -----------
                                                       1,043,822       1,004,972
                                                     -----------     -----------
Business Services -- 0.1%
    35,000  Nashua Corp.+                                498,615         262,500
                                                     -----------     -----------
Cable -- 6.7%
    87,000  Cablevision Systems
               Corp., Cl. A+                             761,369       6,568,500
    60,000  MediaOne Group Inc.+                       1,847,623       4,608,750
    10,000  UnitedGlobalCom Inc., Cl. A+                  72,961         706,250
                                                     -----------     -----------
                                                       2,681,953      11,883,500
                                                     -----------     -----------
Computer Software and Services -- 0.1%
    20,000  Tyler Technologies Inc.                       43,700         110,000
                                                     -----------     -----------
Consumer Products -- 2.6%
   115,000  Carter-Wallace Inc.                        1,873,303       2,062,812
    42,000  Gallaher Group plc, ADR                      902,524         645,750
   100,000  General Cigar Holdings Inc.+                 962,873         831,250
    18,000  General Cigar Holdings
               Inc., Cl. B+(a)                           164,173         149,625
    25,000  National Presto Industries Inc.              964,266         887,500
                                                     -----------     -----------
                                                       4,867,139       4,576,937
                                                     -----------     -----------
Consumer Services -- 1.7%
   200,000  Rollins Inc.                               3,862,912       3,000,000
                                                     -----------     -----------
Diversified Industrial -- 1.8%
    40,000  Ampco-Pittsburgh Corp.                       639,126         405,000
    10,000  Crane Co.                                    175,344         198,750
    40,000  GATX Corp.                                 1,147,578       1,350,000
    58,000  Katy Industries Inc.                         848,600         503,875
    19,000  Myers Industries Inc.                        266,569         299,250
    50,000  WHX Corp.+                                   514,794         450,000
                                                     -----------     -----------
                                                       3,592,011       3,206,875
                                                     -----------     -----------
Energy and Utilities -- 6.6%
    35,000  Eastern Enterprises                        1,371,875       2,010,312
   370,000  El Paso Electric Co.+                      3,313,201       3,630,625
    20,000  Florida Progress Corp.                       939,602         846,250
    10,000  Florida Public Utilities Co.                 166,612         170,000
    85,000  Kaneb Services Inc.+                         259,250         371,875
    10,000  New England Electric System                  492,951         517,500
    20,000  Southwest Gas Corp.                          522,646         460,000
     9,000  TNP Enterprises Inc.                         343,042         371,250
    40,000  United Water Resources Inc.                1,344,500       1,367,500
    50,000  WICOR Inc.                                 1,467,581       1,459,375
    10,000  Yankee Energy Systems Inc.                   410,500         439,375
                                                     -----------     -----------
                                                      10,631,760      11,644,062
                                                     -----------     -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Market
  Shares                                                  Cost          Value
--------------------------------------------------------------------------------
Entertainment -- 14.5%
    77,000  Ascent Entertainment Group Inc.+          $   870,278    $   976,937
     5,000  Disney (Walt) Co.                             129,492        146,250
    25,500  Fisher Companies Inc.                       1,722,481      1,574,625
    36,000  GC Companies Inc.+                          1,283,693        931,500
   181,000  Liberty Media Group, Cl. A+                 1,138,968     10,271,750
     5,000  Seagram Co.                                   169,625        224,688
    29,000  Time Warner Inc.                              584,210      2,100,687
    57,500  USA Networks Inc.+                            786,615      3,176,875
   100,000  Viacom Inc., Cl. A+                         1,656,274      6,043,750
                                                      -----------    -----------
                                                        8,341,636     25,447,062
                                                      -----------    -----------
Environmental Services -- 0.3%
    60,000  EnviroSource Inc.+                            191,935         46,200
    25,000  Waste Management Inc.                         496,955        429,687
                                                      -----------    -----------
                                                          688,890        475,887
                                                      -----------    -----------
Equipment and Supplies -- 9.6%
    35,000  AMETEK Inc.                                   633,686        667,188
    35,000  Belden Inc.                                   658,062        735,000
    25,000  CIRCOR International Inc.+                    269,028        257,813
    38,000  CLARCOR Inc.                                  723,141        684,000
     2,000  CTS Corp.                                      14,963        150,750
    25,000  Cuno Inc.+                                    469,302        517,578
    11,000  Eastern Co.                                   189,462        171,875
   135,500  Fedders Corp.                                 820,369        745,250
    70,000  Flowserve Corp.                             1,529,236      1,190,000
    11,000  Franklin Electric Co.                         361,576        772,063
    85,000  Hussmann International Inc.                 1,176,750      1,280,313
    38,000  IDEX Corp.                                  1,112,725      1,154,250
    13,000  Kollmorgen Corp.                              208,144        160,063
    70,000  Mark IV Industries Inc.                     1,290,963      1,238,125
    35,000  Navistar International Corp.+               1,020,358      1,658,125
    28,000  Pittway Corp.                                 527,107      1,261,750
    30,000  Sequa Corp., Cl. A+                         1,048,824      1,618,125
    50,000  SPS Technologies Inc.+                      2,114,263      1,596,875
    25,000  UCAR International Inc.+                      578,100        445,312
    40,000  Watts Industries Inc., Cl. A                  557,285        590,000
                                                      -----------    -----------
                                                       15,303,344     16,894,455
                                                      -----------    -----------
Financial Services -- 3.5%
    22,000  Allstate Corp.                                636,172        528,000
    65,000  Argonaut Group Inc.                         1,964,414      1,291,875
    30,000  Block (H&R) Inc.                            1,323,538      1,312,500
    24,000  Mellon Financial Corp.                        758,895        817,500
    47,000  Midland Co.                                   706,479        975,250
    59,000  Pioneer Group Inc.+                         1,362,151        929,250
     5,000  St. Paul Companies Inc.                       158,125        168,438
     6,000  Waddell & Reed
               Financial Inc., Cl. A                      136,800        162,750
                                                      -----------    -----------
                                                        7,046,574      6,185,563
                                                      -----------    -----------
Food and Beverage -- 6.7%
     5,000  Bestfoods Inc.                               252,493         262,813
    10,000  Brown-Forman Corp., Cl. A                    563,925         539,375
    85,000  Celestial Seasonings Inc.+                   994,316       1,581,797
    50,000  Corn Products
               International Inc.                      1,574,140       1,637,500
    40,000  General Mills Inc.                         1,389,781       1,430,000
    18,000  Heinz (H.J.) Co.                             965,487         716,625
    42,000  Kellogg Co.                                1,546,537       1,294,125
    65,000  PepsiCo Inc.                               2,405,671       2,291,250
    22,660  Tootsie Roll Industries Inc.                 400,141         746,364
    30,000  Twinlab Corp.+                               346,301         238,125
    80,000  Whitman Corp.                              1,266,773       1,075,000
                                                     -----------     -----------
                                                      11,705,565      11,812,974
                                                     -----------     -----------
Health Care -- 2.4%
    30,000  American Home Products Corp.               1,291,758       1,183,125
   100,000  IVAX Corp.+                                  953,380       2,575,000
     5,000  Warner-Lambert Co.                           414,000         409,688
                                                     -----------     -----------
                                                       2,659,138       4,167,813
                                                     -----------     -----------
Hotels and Gaming -- 3.6%
   140,000  Aztar Corp.+                                 999,359       1,522,500
    15,000  Boca Resorts Inc., Cl. A+                    143,876         146,250
   100,000  Gaylord Entertainment
               Co., Cl. A                              2,735,008       2,993,750
    80,000  Hilton Hotels Corp.                        1,188,722         770,000
    90,000  Jackpot Enterprises Inc.                     964,901         748,125
    30,000  Trump Hotels & Casino
               Resorts Inc.+                             215,792         101,250
                                                     -----------     -----------
                                                       6,247,658       6,281,875
                                                     -----------     -----------
Paper and Forest Products -- 0.9%
   150,000  Pactiv Corp.+                              2,102,903       1,593,750
                                                     -----------     -----------
Publishing -- 7.6%
    33,000  Harcourt General Inc.                      1,302,376       1,328,250
    24,000  Lee Enterprises Inc.                         591,706         766,500
    25,000  McClatchy Newspapers
               Inc., Cl. A                               721,881       1,081,250
    92,000  Media General Inc., Cl. A                  3,989,689       4,784,000
    13,000  Meredith Corp.                               267,779         541,937
    40,000  Penton Media Inc.                            605,042         960,000
     7,000  PRIMEDIA Inc.+                                87,573         115,500
    20,000  Pulitzer Inc.                                596,916         806,250
    45,100  Reader's Digest
               Association Inc., Cl. B                 1,122,902       1,195,150
    85,000  Thomas Nelson Inc.                         1,018,131         786,250
    10,000  Times Mirror Co., Cl. A                      587,562         670,000
     6,000  Tribune Co.                                  164,400         330,375
                                                     -----------     -----------
                                                      11,055,957      13,365,462
                                                     -----------     -----------

                 See accompanying notes to financial statements.

*     Non-income producind security.

--------------------------------------------------------------------------------

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Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

                                                                        Market
  Shares                                                Cost            Value
--------------------------------------------------------------------------------
Real Estate -- 1.1%
   125,000  Catellus Development Corp.+             $  2,027,651    $  1,601,563
    35,000  Griffin Land & Nurseries Inc.+               493,263         402,500
                                                    ------------    ------------
                                                       2,520,914       2,004,063
                                                    ------------    ------------
Retail -- 2.3%
     5,000  Aaron Rents Inc.                             100,625          88,750
    10,000  Aaron Rents Inc., Cl. A                      199,750         182,500
    35,000  Albertson's Inc.                           1,099,281       1,128,750
    10,000  Blockbuster Inc., Cl. A+                     123,625         133,750
    10,000  Hannaford Bros. Co.                          719,979         693,125
    40,000  Lillian Vernon Corp.                         631,288         445,000
    53,000  Neiman Marcus Group Inc.+                  1,409,652       1,427,688
                                                    ------------    ------------
                                                       4,284,200       4,099,563
                                                    ------------    ------------
Satellite -- 0.8%
    20,000  COMSAT Corp.                                 576,807         397,500
    10,000  General Motors Corp., Cl. H+                 515,292         960,000
                                                    ------------    ------------
                                                       1,092,099       1,357,500
                                                    ------------    ------------
Specialty Chemicals -- 1.9%
    40,000  Bush Boake Allen Inc.+                     1,087,692         982,500
    10,000  Dexter Corp.                                 346,313         397,500
    40,000  Ferro Corp.                                  795,700         880,000
    60,000  Omnova Solutions Inc.                        476,259         465,000
    52,000  Sybron Chemicals Inc.+                     1,378,505         611,000
                                                    ------------    ------------
                                                       4,084,469       3,336,000
                                                    ------------    ------------
Telecommunications -- 3.6%
    28,000  AT&T Canada Inc., Cl. B+                     881,938       1,127,000
   250,000  Citizens Utilities Co., Cl. B+             2,700,319       3,546,875
    58,000  Rogers Communications
               Inc., Cl. B, ADR+                         435,006       1,435,500
     5,000  Viatel Inc.+                                 175,080         268,125
                                                    ------------    ------------
                                                       4,192,343       6,377,500
                                                    ------------    ------------
Wireless Communications -- 6.1%
    58,000  Rogers Cantel Mobile
               Communications Inc., Cl. B+               600,232       2,109,750
    68,000  Telephone & Data
               Systems Inc.                            2,837,053       8,568,000
                                                    ------------    ------------
                                                       3,437,285      10,677,750
                                                    ============    ============
TOTAL COMMON STOCKS                                  135,812,695     174,158,014
                                                    ------------    ------------

 Principal                                                            Market
  Amount                                              Cost            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS -- 0.0%
U.S. TREASURY BILLS -- 0.0%
   $62,000  U.S. Treasury Bills,
               5.14% to 5.49%++,
               due 01/13/00 to 01/27/00           $      61,855   $      61,855
                                                  -------------   -------------

TOTAL U.S. GOVERNMENT
   OBLIGATIONS                                           61,855          61,855
                                                  -------------   -------------

TOTAL INVESTMENTS -- 98.9%                        $ 135,874,550     174,219,869
                                                  =============

OTHER ASSETS AND
  LIABILITIES (NET) -- 1.1%                                           1,866,289
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 176,086,158
                                                                  =============

*For Federal tax purposes:

   Aggregate cost                                                 $ 136,465,332
                                                                  =============
   Gross unrealized appreciation                                  $  51,044,250
   Gross unrealized depreciation                                    (13,289,713)
                                                                  -------------
   Net unrealized appreciation                                    $  37,754,537
                                                                  =============

(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

Assets:
   Investments, at value (Cost $135,874,550)                      $ 174,219,869
   Cash                                                                  49,088
   Dividends and interest receivable                                    111,306
   Receivable for investments sold                                    1,871,593
   Receivable for Fund shares sold                                       91,510
   Deferred organizational expenses                                       6,578
                                                                  -------------
   Total Assets                                                     176,349,944
                                                                  -------------

Liabilities:
   Payable for Fund shares redeemed                                      64,829
   Payable for investment advisory fees                                 146,556
   Other accrued expenses                                                52,401
                                                                  -------------
   Total Liabilities                                                    263,786
                                                                  -------------
   Net Assets applicable to 10,072,178 shares
     outstanding                                                  $ 176,086,158
                                                                  =============

Net Assets consist of:
   Capital stock, at par value                                    $      10,072
   Additional paid-in capital                                       137,968,153
   Distributions in excess of net realized gain
     on investments                                                    (237,386)
   Net unrealized appreciation on investments                        38,345,319
                                                                  -------------
   Total Net Assets                                               $ 176,086,158
                                                                  =============

   Net Asset Value, offering and redemption
      price per share ($176,086,158 / 10,072,178
      shares outstanding; 500,000,000 shares
      authorized of $0.001 par value)                             $       17.48
                                                                  =============

STATEMENT OF OPERATIONS
For the Year Ended
December 31, 1999

Investment Income:
   Dividends                                                      $   1,686,240
   Interest                                                             304,029
                                                                  -------------
   Total Investment Income                                            1,990,269
                                                                  -------------

Expenses:
   Management fees                                                    1,656,001
   Custodian fees                                                        34,064
   Legal and audit fees                                                  33,333
   Directors' fees                                                       24,868
   Organizational expenses                                               19,998
   Shareholder services fees                                             12,170
   Miscellaneous expenses                                                 1,445
                                                                  -------------
   Total Expenses                                                     1,781,879
                                                                  -------------
   Net Investment Income                                                208,390
                                                                  -------------

Net Realized and Unrealized Gain on
  Investments:
   Net realized gain on investments                                  17,364,582
   Net change in unrealized appreciation
     on investments                                                  12,026,657
                                                                  -------------
   Net Realized and Unrealized Gain
     on Investments                                                  29,391,239
                                                                  -------------
   Net Increase in Net Assets Resulting
     from Operations                                              $  29,599,629
                                                                  =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended       Year Ended
                                                                December 31,     December 31,
                                                                   1999             1998
                                                               -------------    -------------
Operations:
  Net investment income                                        $     208,390    $     257,776
  Net realized gain on investments                                17,364,582        7,189,741
  Net change in unrealized appreciation on investments            12,026,657        5,528,146
                                                               -------------    -------------
  Net increase in net assets resulting from operations            29,599,629       12,975,663
                                                               -------------    -------------
Distributions to shareholders:
  Net investment income                                             (208,945)        (257,776)
  Net realized gain on investments                               (16,915,440)      (7,198,434)
  In excess of net realized gain on investments                           --         (626,865)
                                                               -------------    -------------
  Total distributions to shareholders                            (17,124,385)      (8,083,075)
                                                               -------------    -------------
Capital share transactions:
  Net increase in net assets from capital share transactions       8,249,947       45,118,114
                                                               -------------    -------------
  Net increase in net assets                                      20,725,191       50,010,702
Net Assets:
  Beginning of period                                            155,360,967      105,350,265
                                                               -------------    -------------
  End of period                                                $ 176,086,158    $ 155,360,967
                                                               =============    =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $85,908,157 and $96,593,824, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the year ended December 31, 1999, the Fund paid brokerage commissions of $196,044 to Gabelli & Company, Inc. and its affiliates.

-----------------------------
6. Capital Stock Transactions
-----------------------------

Transactions in shares of capital stock were as follows:

                                      Year Ended                            Year Ended
                                   December 31, 1999                     December 31, 1998
                                   -----------------                     -----------------
                                Shares            Amount             Shares         Amount
                              ----------       ------------       ----------       ------------
Shares sold                    2,216,370       $ 39,308,449        4,460,537       $ 73,364,220
Shares issued upon re-
 investment of dividends       1,002,599         17,124,386          512,885          8,083,075
Shares redeemed               (2,738,935)       (48,182,888)      (2,262,453)       (36,329,181)
                              ----------       ------------       ----------       ------------
Net increase                     480,034       $  8,249,947        2,710,969       $ 45,118,114
                              ==========       ============       ==========       ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period:

                                                                                Year Ended December 31,
                                                        ------------------------------------------------------------------------
                                                           1999           1998           1997             1996           1995+
                                                        ------------------------------------------------------------------------
Operating performance:
   Net asset value, beginning of period .............   $    16.20     $    15.31     $    11.55       $    10.70     $    10.00
                                                        ----------     ----------     ----------       ----------     ----------
   Net investment income ............................         0.02           0.03           0.02             0.02           0.03(a)
   Net realized and unrealized gain on investments ..         3.15           1.74           4.88             1.16           0.80
                                                        ----------     ----------     ----------       ----------     ----------
   Total from investment operations .................         3.17           1.77           4.90             1.18           0.83
                                                        ----------     ----------     ----------       ----------     ----------
Distributions to shareholders:
   Net investment income ............................        (0.02)         (0.03)         (0.02)           (0.02)         (0.03)
   Net realized gain on investments .................        (1.87)         (0.78)         (1.12)           (0.31)         (0.09)
   In excess of net realized gain on investments ....           --          (0.07)         (0.00)(b)           --          (0.01)
                                                        ----------     ----------     ----------       ----------     ----------
   Total distributions ..............................        (1.89)         (0.88)         (1.14)           (0.33)         (0.13)
                                                        ----------     ----------     ----------       ----------     ----------
   Net asset value, end of period ...................   $    17.48     $    16.20     $    15.31       $    11.55     $    10.70
                                                        ----------     ----------     ----------       ----------     ----------

   Total return++ ...................................         19.8%          11.7%          42.6%            11.0%           8.4%
                                                        ----------     ----------     ----------       ----------     ----------

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................   $  176,086     $  155,361     $  105,350       $   51,462     $   26,364
Ratio of net investment income to average net assets          0.13%          0.19%          0.17%            0.21%          0.75%(c)
Ratio of operating expenses to average net assets (d)         1.08%          1.12%          1.17%            1.31%          1.78%(c)
Portfolio turnover rate .............................           54%            43%            65%              53%            81%

----------
+     From commencement of investment operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Fund, Inc.)

      We have audited the accompanying statement of assets and liabilities of the Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Fund, Inc.) including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund of Gabelli Capital Series Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------


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

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

---------------------
COMMON STOCKS-- 98.4%
---------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
   Banks -- 0.7%
         221,600  Commonwealth Bank of Australia                     $ 3,815,951
         157,600  National Australia Bank                              2,410,721
   Beverages -- 0.4%
       1,370,800  Fosters Brewing Group                                3,932,696
   Business Services -- 0.4%
         133,910  Brambles Industries Ltd.                             3,703,114
   Mining -- 0.5%
         269,100  Broken Hill Ppty                                     3,533,460
         773,000  Pasminco Ltd.*                                         847,483
   Telecommunications -- 0.2%
         351,000  Telstra Corp.                                        1,907,973
                                                                     -----------
                                                                      20,151,398
                                                                     -----------
FINLAND -- 6.2%
   Telecommunications -- 6.2%
         203,100  Nokia OYJ*                                          36,826,687
         309,760  Sonera OYJ*                                         21,234,092
                                                                     -----------
                                                                      58,060,779
                                                                     -----------
FRANCE -- 8.7%
   Banks -- 1.0%
         101,960  Banque Nationale de Paris*                           9,408,178
   Computer Software and Technology -- 0.8%
          30,880  CAP Gemini*                                          7,838,953
   Insurance -- 1.5%
         100,950  AXA UAP*                                            14,074,165
   Media and Entertainment -- 1.1%
          19,820  Societe Television Francaise 1*                     10,382,148
   Oil and Gas -- 1.8%
         125,900  Total Fina S.A.*                                    16,804,355
   Retail-Food and Drugs -- 1.6%
          78,880  Carrefour*                                          14,549,078
   Telecommunications -- 0.9%
          70,650  Equant NV*                                           8,020,775
                                                                     -----------
                                                                      81,077,652
                                                                     -----------
GERMANY -- 10.6%
   Automotive -- 0.5%
          65,720  DaimlerChrysler AG*                                  5,110,873
   Chemicals -- 1.3%
         229,220  BASF AG*                                            11,776,139
   Conglomerates -- 4.1%
         159,370  Mannesmann AG*                                      38,449,644
   Distributors -- 0.4%
          99,440  GEHE AG*                                             3,856,578
   Electronics and Electrical Equipment -- 1.6%
         103,620  Epcos AG*                                            7,776,427
          53,320  Siemens AG*                                          6,783,811
   Software -- 1.4%
          27,333  SAP AG*                                             13,464,071
   Telecommunications -- 1.3%
         165,990  Deutsche Telekom*                                   11,821,744
                                                                     -----------
                                                                      99,039,287
                                                                     -----------
HONG KONG -- 3.3%
   Banks -- 0.5%
       1,552,600  Bank of East Asia Ltd.*                              4,324,151
   Computer Systems -- 0.4%
       1,434,000  Legend Hldgs. Ltd.*                                  3,551,103
   Conglomerates -- 1.3%
         842,000  Hutchison Whampoa                                   12,239,789
   Real Estate -- 0.8%
         365,000  Cheung Kong Hldgs                                    4,625,008
         311,000  Sun Hung Kai Pptys                                   3,240,625
   Telecommunications -- 0.3%
         631,500  SmarTone Telecom. Hldgs. Ltd.                        3,046,408
                                                                     -----------
                                                                      31,027,084
                                                                     -----------
IRELAND -- 1.9%
   Banks -- 0.6%
         529,600  Allied Irish Bank                                    6,039,133
   Construction Materials -- 1.3%
         555,000  CRH PLC                                             11,964,291
                                                                     -----------
                                                                      18,003,424
                                                                     -----------
ITALY -- 2.3%
   Banks -- 2.3%
         148,400  Bipop-Carire SPA*                                   13,132,757
         630,900  San Paolo IMI SPA*                                   8,573,392
                                                                     -----------
                                                                      21,706,149
                                                                     -----------
JAPAN -- 28.9%
   Automotive -- 1.8%
         101,000  Honda Motor Co.                                      3,756,484
         267,000  Toyota Motor Corp.*                                 12,935,794
   Chemicals -- 0.9%
       1,697,000  Sumitomo Chemical*                                   7,972,595
   Commercial Services -- 0.9%
          33,800  Benesse Corp.*                                       8,138,201
   Computer Software and Technology -- 1.1%
          10,400  Softbank Corp.*                                      9,955,173
   Computer Systems -- 2.9%
         590,000  Fujitsu Ltd.                                        26,910,052
   Drugs and Health Care -- 0.8%
         373,000  Sankyo Co.                                           7,666,634
   Electronics -- 5.3%
       1,105,000  Hitachi                                             17,737,105
          43,000  Rohm Co.                                            17,676,422
          47,600  Sony Corp.                                          14,116,473
   Engineering and Machineries -- 1.4%
          57,300  SMC Corp.                                           12,680,366

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
   Financial Services -- 3.7%
         841,000  Mitsubishi Trading & Brokerage                    $  7,408,241
         433,000  Nomura Securities Co. Ltd.*                          7,819,174
         142,000  Promise Co.                                          7,227,170
     729,000,000  Sanwa Int'l. Financial                               7,857,246
          10,240  Shohkoh Fund & Co.                                   4,054,106
   Household Products -- 1.2%
         408,000  Kao Corp.                                           11,640,599
   Merchandising-Mass -- 1.2%
          56,500  Ryohin Keikaku Co. Ltd.                             11,342,028
   Retail Trade -- 0.9%
          80,000  Ito Yokado Co.                                       8,691,397
   Telecommunications -- 6.8%
           5,400  Hikari Tsushin, Inc.                                10,834,883
             975  Nippon Tele. & Tel. Corp.                           16,700,108
             940  NTT Mobile Comm. Network, Inc.                      36,157,385
                                                                    ------------
                                                                     269,277,636
                                                                    ------------
MALAYSIA -- 0.2%
   Banks -- 0.2%
         637,000  Malayan Banking Berhad                               2,263,026
                                                                    ------------
NETHERLANDS -- 4.6%
   Banks -- 0.6%
         218,580  ABN AMRO Hldgs. NV                                   5,460,625
   Broadcasting and Publishing -- 1.6%
         283,230  Ver Ned Uitgevers                                   14,887,561
   Computer Services -- 0.7%
          93,170  CMG PLC                                              6,935,867
   Computer Systems -- 0.9%
          75,200  ASM Lithography Hldg. NV*                            8,355,522
   Insurance -- 0.8%
          77,860  Aegon NV*                                            7,521,652
                                                                    ------------
                                                                      43,161,227
                                                                    ------------
NEW ZEALAND -- 0.3%
   Telecommunications -- 0.3%
         528,512  Telecom. Corp. of New Zealand                        2,485,327
                                                                    ------------
PORTUGAL -- 0.3%
   Transportation -- 0.3%
         352,150  Brisa (Auto Estrada)*                                2,703,105
                                                                    ------------
SINGAPORE -- 0.9%
   Banks -- 0.3%
         270,900  Overseas Chinese Bank                                2,488,604
   Publishing -- 0.6%
         259,846  Singapore Press Hldgs.*                              5,632,207
                                                                    ------------
                                                                       8,120,811
                                                                    ------------
SOUTH KOREA -- 0.5%
   Utilities-Electric -- 0.5%
         284,940  Korea Electric Power Corp. ADR                       4,772,745
                                                                    ------------
SPAIN -- 4.5%
   Banks -- 1.3%
       1,109,160  Banco Santander Central Hispano S.A                 12,558,586
   Construction and Housing -- 1.1%
         181,080  Acciona S.A                                         10,215,009
   Gas Distribution -- 0.7%
         274,200  Gas Natural SDG                                      6,317,043
   Telecommunications -- 1.4%
         511,660  Telefonica S.A.*                                    12,782,429
                                                                    ------------
                                                                      41,873,067
                                                                    ------------
SWEDEN -- 4.1%
   Construction and Mining Equipment -- 0.8%
         264,217  Atlas Copco AB*                                      7,514,457
   Retail-General -- 1.3%
         364,800  Hennes & Mauritz*                                   12,218,592
   Telecommunications -- 2.0%
         288,050  LM Ericsson *                                       18,517,258
                                                                    ------------
                                                                      38,250,307
                                                                    ------------
SWITZERLAND -- 3.3%
   Business Services -- 1.5%
          18,309  Adecco S.A.*                                        14,258,092
   Insurance -- 0.9%
          13,990  Zurich Allied AG*                                    7,977,718
   Pharmaceuticals -- 0.9%
             748  Roche Hldgs. AG*                                     8,878,478
                                                                    ------------
                                                                      31,114,288
                                                                    ------------
UNITED KINGDOM -- 15.6%
   Banks -- 3.8%
         252,000  Barclays                                             7,241,520
         300,625  Halifax PLC                                          3,282,653
         654,000  HSBC Hldgs                                           9,063,966
         670,000  Lloyds TSB Group PLC                                 8,322,511
         341,000  National Westminster Bank Co. PLC                    7,325,871
   Computer Software and Technology -- 0.5%
         393,380  Sage Group*                                          4,816,535
   Conglomerates -- 0.4%
         278,000  Smiths Industries PLC                                4,153,744
   Construction -- 0.7%
         787,000  Hanson PLC                                           6,597,742
   Drugs and Health Care -- 1.8%
         390,000  Glaxo Wellcome                                      11,049,622
         438,000  Smithkline Beecham                                   5,553,886
   Electronics -- 0.4%
         373,000  Electrocomponents                                    4,127,173
   Financial Services -- 0.4%
         258,000  CGU PLC                                              4,163,307
   Food, Beverage and Tobacco -- 1.0%
         961,900  Imperial Tobacco                                     7,924,162
         145,702  Whitbread                                            1,468,599
   Insurance -- 0.4%
         186,000  Prudential Corp.                                     3,629,386

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
   Leisure Products -- 0.3%
         240,000  Granada Group                                     $  2,422,950
   Oil-International -- 1.6%
       1,437,936  BP Amoco PLC                                        14,515,006
   Oil and Gas -- 0.6%
         617,000  Shell Transport & Trading                            5,127,714
   Telecommunications -- 3.7%
         547,000  British Telecom                                     13,253,537
         279,991  Cable & Wireless Co.*                                4,003,083
          58,000  Energis PLC*                                         2,787,200
       2,855,000  Vodafone Airtouch PLC                               14,231,189
                                                                    ------------
                                                                     145,061,356
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $558,425,531)                                                918,148,668
                                                                    ------------

----------------------------
REPURCHASE AGREEMENT -- 1.5%
----------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 14,428,000  State Street Bank & Trust Co.
              repurchase agreement, dated
              12/31/99, maturity value
              $14,431,006 at 2.50% due 1/3/00(1)                    $ 14,428,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $14,428,000)                                                  14,428,000
                                                                    ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $572,853,531)                                                932,576,668

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.1%                                        967,274
                                                                    ------------

NET ASSETS -- 100.0%                                                $933,543,942
                                                                    ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $572,853,531)                     $ 932,576,668
   Cash                                                                     959
   Foreign currency (cost $1,122,612)                                   997,318
   Dividends receivable                                                 535,441
   Dividend reclaims receivable                                         504,138
   Receivable for fund shares sold                                      255,318
   Interest receivable                                                    1,002
                                                                  -------------
   TOTAL ASSETS                                                     934,870,844
                                                                  -------------

LIABILITIES
   Accrued expenses                                                     850,356
   Payable for fund shares redeemed                                     476,546
                                                                  -------------
   TOTAL LIABILITIES                                                  1,326,902
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,486,592
   Additional paid-in capital                                       554,286,035
   Distributions in excess of net investment income                  (2,497,259)
   Accumulated net realized gain on investments
    and foreign currency related transactions                        18,694,823
   Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   359,573,751
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

   Shares Outstanding -- $0.10 par value                             34,865,924
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       26.78
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                      $  10,776,920
   Interest                                                             286,590
   Less: Foreign tax withheld                                        (1,174,321)
                                                                  -------------
   Total Income                                                       9,889,189
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                 5,801,374
   Custodian fees                                                       968,997
   Printing expense                                                     140,000
   Audit fees                                                            22,734
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             8,000
   Insurance expense                                                      1,741
   Registration fees                                                        916
   Other                                                                    700
                                                                  -------------
   Total Expenses                                                     6,956,962
                                                                  -------------

   Net Investment Income                                              2,932,227
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies  -- Note C
  Net realized gain on investments -- Note A(1)                      79,577,048
  Net realized loss on foreign currency
    related transactions -- Note A                                   (3,505,893)
  Net change in unrealized appreciation of
    investments -- Note C                                           183,360,997
  Net change in unrealized depreciation from
    translation of assets and liabilities
    denominated in foreign currencies -- Note C                         (33,985)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                259,398,167
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 262,330,394
                                                                  =============

(1) Net of foreign capital gains tax of $4,398.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year ended December 31,
                                                                                       1999             1998
                                                                                  -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                         $   2,932,227    $   3,351,082
    Net realized gain on investments and foreign currency related transactions       76,071,155       40,487,438
    Net change in unrealized appreciation/(depreciation) on investments and translation of other assets and liabilities denominated in foreign
      currencies                                                                    183,327,012       71,008,066
                                                                                  -------------    -------------
      Net Increase in Net Assets from Operations                                    262,330,394      114,846,586
                                                                                  -------------    -------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                            (2,932,227)      (3,351,082)
    Distributions in excess of net investment income                                   (349,444)        (409,367)
    Net realized gain on investments                                                (64,946,896)     (33,666,022)
                                                                                  -------------    -------------
      Total Dividends and Distributions to Shareholders                             (68,228,567)     (37,426,471)
                                                                                  -------------    -------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E             59,152,053       68,158,477
                                                                                  -------------    -------------
      Net Increase in Net Assets                                                    253,253,880      145,578,592

 Net Assets:
    Beginning of year                                                               680,290,062      534,711,470
                                                                                  -------------    -------------
    End of year*                                                                  $ 933,543,942    $ 680,290,062
                                                                                  =============    =============

* Includes distributions in excess of net investment income of:                   $  (2,497,259)   $  (2,558,540)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                     Year Ended December 31,
                                                            ----------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                            ----------------------------------------------------------------------
Net asset value,
   beginning of year ....................................   $    20.92     $    18.27     $    17.26     $    15.37     $    14.69
                                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income ................................         0.10           0.13           0.15           0.15           0.16
   Net realized and unrealized
    gain on investments and
    translation of other assets and
    liabilities denominated
    in foreign currencies ...............................         7.86           3.73           1.91           2.21           1.49
                                                            ----------     ----------     ----------     ----------     ----------
   Net increase from investment operations ..............         7.96           3.86           2.06           2.36           1.65
                                                            ----------     ----------     ----------     ----------     ----------

Dividends and Distributions to Shareholders from:
   Net investment income ................................        (0.09)         (0.11)         (0.15)         (0.14)         (0.15)
   Distributions in excess of net
    investment income ...................................        (0.01)         (0.01)         (0.15)         (0.10)         (0.12)
   Net realized gain on investments
    and foreign currency related transactions ...........        (2.00)         (1.09)         (0.75)         (0.23)         (0.70)
                                                            ----------     ----------     ----------     ----------     ----------
   Total dividends and distributions ....................        (2.10)         (1.21)         (1.05)         (0.47)         (0.97)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............................   $    26.78     $    20.92     $    18.27     $    17.26     $    15.37
                                                            ----------     ----------     ----------     ----------     ----------

Total return* ...........................................        39.11%         21.17%         11.93%         15.41%         11.23%
                                                            ----------     ----------     ----------     ----------     ----------

Ratios/supplemental data:
   Net assets, end of year (000's omitted) ..............   $  933,544     $  680,290     $  534,711     $  456,203     $  317,287
   Ratio of expenses to average net assets ..............         0.96%          0.98%          0.97%          0.98%          0.99%
   Ratio of net investment income to average net assets..         0.40%          0.55%          0.74%          0.94%          0.97%
   Portfolio turnover rate ..............................           52%            47%            51%            38%            52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 97.4%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 1.7%
   Banks -- 0.5%
          34,800  Banco Rio de la Plata S.A. ADR*                    $   424,125
   Real Estate -- 0.3%
           9,812  IRSA Inversiones Y Represente GDR                      317,050
   Retail-Food -- 0.5%
          56,500  Imp. Y Exp. Patagonia                                  497,272
   Telecommunications -- 0.4%
          12,170  Telefonica de Argentina S.A. ADR                       375,749
                                                                     -----------
                                                                       1,614,196
                                                                     -----------

BRAZIL -- 8.6%
   Banks -- 0.5%
       5,400,000  Banco Itau S.A                                         463,327
   Gas Distribution -- 0.2%
          17,007  Ultrapar Participacoes S.A. ADR*                       195,581
   Paper Products -- 0.5%
          16,870  Aracruz Celulose S.A. ADR*                             442,837
   Petroleum Services -- 1.3%
          48,400  Petroleo Brasileiro S.A. ADR                         1,234,200
   Real Estate -- 0.3%
          18,100  Brazil Realty S.A. GDR*                                242,546
   Retail-Food -- 0.8%
          23,720  Comp. Brasileiras de Dist. ADR*                        766,452
   Telecommunications -- 3.9%
      42,000,000  Embratel Participacoes S.A.*                           702,131
          17,650  Embratel Participacoes S.A. ADR                        480,962
           9,618  Telecom. Centro Sul Participacoes ADR                  600,638
      21,027,300  Telecom. de Sao Paolo                                  286,339
          26,600  Telecom. Norte Leste Participacoes ADR*                678,300
     115,001,000  Telecom. Sudeste Celular
                     Participacoes S.A.*                                 849,865
   Textile-Apparel and Production -- 0.5%
         136,800  Confeccoes Guararapes S.A.*                            424,069
   Utilities-Electric and Water -- 0.6%
          25,000  Comp. Energetica de Minas ADR                          550,000
                                                                     -----------
                                                                       7,917,247
                                                                     -----------

CHILE -- 1.4%
   Chemicals -- 0.2%
           6,040  Sociedad Quimica Y Minera
                     de Chile S.A. ADR*                                  190,638
   Mining -- 0.7%
          87,000  Antofagasta Hldgs                                      604,284
   Mutual Funds -- 0.3%
           8,930  Genesis Chile Fund*                                    280,223
   Telecommunications -- 0.2%
          10,200  Comp. de Telecom. de Chile ADR                         186,150
                                                                     -----------
                                                                       1,261,295
                                                                     -----------

COLOMBIA -- 0.3%
   Retail-Food -- 0.3%
         116,911  Almacenes Exito S.A                                    280,586
                                                                     -----------

CZECH REPUBLIC -- 0.5%
   Telecommunications -- 0.5%
          26,500  SPT Telecom. AS*                                       427,789
                                                                     -----------

GREECE -- 1.0%
   Banks -- 0.4%
           4,387  Alpha Credit Bank*                                     343,517
   Hospitals and Health Care -- 0.3%
           5,500  Athens Medical Care S.A.*                              284,735
   Telecommunications -- 0.3%
          22,890  Panafon Hellenic Telecom S.A.*                         307,342
                                                                     -----------
                                                                         935,594
                                                                     -----------

HONG KONG -- 3.8%
   Banks -- 0.5%
         160,000  Guoco Group                                            487,811
   Computer Systems -- 1.7%
         636,000  Legend Hldgs. Ltd.                                   1,574,966
   Conglomerates -- 0.7%
         800,000  First Pacific Co. Ltd.*                                622,628
   Real Estate -- 0.7%
          49,000  Cheung Kong Hldgs                                      620,891
   Utilities -- 0.2%
       1,116,000  Shandong Int'l. Power*                                 157,921
                                                                     -----------
                                                                       3,464,217
                                                                     -----------

HUNGARY -- 3.3%
   Banks -- 1.1%
          17,500  OTP Bank*                                            1,025,152
   Chemicals -- 0.5%
          11,000  BorsodChem RT                                          450,784
   Pharmaceuticals -- 0.9%
          12,000  Richter Gedeon VEG*                                    789,674
   Telecommunications -- 0.8%
         110,000  Matav RT*                                              770,906
                                                                     -----------
                                                                       3,036,516
                                                                     -----------

INDIA -- 12.5%
   Computer Software -- 12.5%
          31,200  Aptech Ltd.*                                         1,267,366
          10,000  Hughes Software Systems*                               955,552
          16,400  Infosys Technology Ltd.                              5,472,793
          39,000  NIIT Ltd.                                            2,972,562
          17,000  Satyam Computer Services Ltd.*                         859,379
                                                                     -----------
                                                                      11,527,652
                                                                     -----------

ISRAEL -- 2.7%
   Banks -- 0.7%
         317,000  Bank Leumi Le -- Israel                                666,870
   Computer Software -- 0.4%
          25,000  Sapiens Int'l. Corp. NV*                               410,938
   Conglomerates -- 0.7%
          41,000  Clal Industries*                                       386,848
          11,000  Koors Industries Ltd. ADR                              220,000

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
   Electronic Equipment -- 0.2%
           5,700  ECI Telecom. Ltd.                                  $   180,263
   Telecommunications -- 0.7%
          37,000  Elbit Ltd.*                                            654,437
                                                                     -----------
                                                                       2,519,356
                                                                     -----------

MALAYSIA -- 3.0%
   Banks -- 1.3%
         351,000  Malayan Banking Berhad                               1,246,974
   Food, Beverage and Tobacco -- 0.2%
         130,000  RJ Reynolds Berhad                                     161,474
   Telecommunications -- 0.7%
       1,100,000  Technology Resources Inds. Berhad*                     680,263
   Utilities -- 0.8%
         271,000  Tenaga Nasional                                        698,895
                                                                     -----------
                                                                       2,787,606
                                                                     -----------

MEXICO -- 12.0%
   Banks -- 0.7%
         160,000  Grupo Financiero Banamex
                    Accival S.A. de C.V.*                                641,689
   Conglomerates -- 1.2%
          82,600  Alfa S.A.*                                             387,937
          11,280  Desc S.A. de C.V. ADR*                                 188,940
          11,200  Fomento Economico Mexicano ADR*                        498,400
   Construction -- 0.4%
         231,600  Consorcio Ara S.A. de C.V.*                            383,759
   Financial Services -- 0.3%
         201,400  Grupo Financiero Banorte*                              303,960
   Food, Beverage and Tobacco -- 0.7%
         222,000  Grupo Continental                                      323,335
         140,000  Grupo Industrial Bimbo S.A.*                           312,507
   Media and Entertainment -- 2.3%
         340,000  Corp. Interamericana Entretenimiento*                1,358,206
          11,900  Grupo Television S.A. de C.V. ADR*                     812,175
   Metals -- 0.7%
          46,900  Tubos de Acero*                                        618,239
   Paper Products -- 0.4%
         104,000  Kimberly Clark Mexico                                  406,121
   Real Estate -- 0.4%
          95,300  Corp. Geo S.A. de C.V.*                                359,072
   Retail Trade -- 1.1%
          62,400  Grupo Elektra S.A. de C.V. GDR*                        600,600
          82,700  Organiz. Soriana*                                      379,678
   Telecommunications -- 3.8%
         110,500  Grupo Carso Global Telecom.*                         1,037,942
          21,800  Telefonos de Mexico S.A. ADR                         2,452,500
                                                                     -----------
                                                                      11,065,060
                                                                     -----------

PANAMA -- 0.3%
   Banks -- 0.3%
          13,800  Banco Latinoamericano de
                     Exportaciones S.A.*                                 324,300
                                                                     -----------

PEOPLE'S REPUBLIC OF CHINA -- 0.4%
   Electrical Equipment -- 0.4%
         500,000  Guandong Kelon Elec. Hldgs.*                           379,494
                                                                     -----------

PERU -- 1.0%
   Banks -- 0.2%
          18,300  Credicorp Ltd.*                                        219,600
   Mining -- 0.4%
          20,700  Comp. de Minas Buenaventura ADR                        332,494
   Telecommunications -- 0.4%
          26,400  Telefonica del Peru S.A. ADR                           353,100
                                                                     -----------
                                                                         905,194
                                                                     -----------

POLAND -- 1.4%
   Banks -- 0.5%
          15,260  Bank Roswoju Eksport*                                  483,449
   Metals -- 0.4%
          58,500  KGHM Polska Miedz                                      367,836
   Telecommunications -- 0.5%
          70,000  Telekomunikacja Polska GDR                             446,250
                                                                     -----------
                                                                       1,297,535
                                                                     -----------

QATAR -- 0.7%
   Computer Software -- 0.7%
          86,000  Qatar Tele QSC (Q-Tell) GDR*                           660,050
                                                                     -----------

SOUTH AFRICA -- 6.9%
   Banks -- 0.7%
         150,000  Standard Bank Investment Corp. Ltd.*                   622,664
   Conglomerates -- 1.0%
          90,000  Bidvest Group Ltd.*                                    878,798
   Electronic Equipment -- 2.0%
          32,000  MIH Ltd. Tortola*                                    1,888,000
   Metals -- 0.6%
         170,000  Gold Fields of South Africa*                           414,297
         139,800  Northam Platinum                                       174,892
   Mining -- 1.7%
          78,000  Anglovaal Mining Ltd.                                  679,253
         117,000  Ashanti Goldfields Co. Ltd. GDR*                       307,125
          19,600  De Beers Centenary                                     570,008
   Tobacco -- 0.9%
          33,000  Compagnie Financiere Richemont AG                      816,019
                                                                     -----------
                                                                       6,351,056
                                                                     -----------

SOUTH KOREA -- 16.4%
   Banks -- 1.0%
          56,300  Hanvit Bank GDR*                                       363,135
          41,816  Kookmin Bank GDR                                       607,377
   Conglomerates -- 1.1%
          68,000  Samsung Co.*                                         1,018,054
   Construction -- 1.1%
          25,797  Tae Young Corp.*                                       999,620

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
   Electronic Equipment -- 6.2%
          77,000  Comtec System*                                     $ 1,044,298
          53,250  Sam Hwa Electronics Co.*                               914,465
          13,000  Samsung Electro-Mechanics Co.*                         864,377
          12,400  Samsung Electronics*                                 2,904,800
   Financial Services -- 0.7%
          30,000  Dongwon Securities*                                    647,292
   Metals -- 1.8%
          46,200  Pohang Iron & Steel Co. Ltd. ADR                     1,617,000
   Telecommunications -- 1.4%
          33,990  SK Telecom Ltd. ADR                                  1,304,366
   Telecommunications-Specialty -- 1.9%
          26,100  Korea Thrunet Co. Ltd.*                              1,771,538
   Utilities-Electric -- 1.2%
          65,000  Korea Electric Power Corp. ADR                       1,088,750
                                                                     -----------
                                                                      15,145,072

SPAIN -- 1.1%
   Telecommunications-Specialty -- 1.1%
          18,000  Terra Networks S.A. ADR*                               985,500
                                                                     -----------

TAIWAN -- 11.2%
   Banks -- 0.9%
         697,000  First Commercial Bank*                                 868,335
             101  ICBC*                                                      113
   Electronics and Instruments -- 9.6%
         264,500  Accton Technology Corp.*                               897,539
         164,000  Accton Technology Corp. GDR*                         1,193,100
         147,000  Hon Hai Precision*                                   1,096,001
         541,000  Mitac Int'l. Corp.*                                    829,125
         235,200  Taiwan Secom*                                          674,462
         294,340  Taiwan Semiconductor*                                1,566,187
         434,200  United Micro Electronic*                             1,549,479
          44,000  Winbond Electronic Corp. GDR*                        1,017,500
   Financial Services -- 0.7%
         424,200  China Development Industrial Bank*                     675,801
                                                                     -----------
                                                                      10,367,642
                                                                     -----------

THAILAND -- 1.6%
   Real Estate -- 0.8%
       1,523,300  Golden Land Ppty.*                                     788,646
   Telecommunications -- 0.8%
         180,000  Total Access Communication Public Co.*                 709,200
                                                                     -----------
                                                                       1,497,846
                                                                     -----------

TURKEY -- 5.0%
   Banks -- 3.0%
         110,700  Haci Omer Sabanci Hldgs. S.A. ADR*                   1,466,775
      41,260,000  Yapi ve Kredi Bankasi A.S.*                          1,274,161
   Electronic Equipment -- 0.5%
       1,876,000  Vestel Elektronik Sanayi ve Ticaret A.S.*              449,631
   Media -- 1.0%
      50,400,000  Hurriyet Gazetecilik ve Matbaacilik A.S.*              929,204
   Retail-Appliances -- 0.5%
       7,706,000  Arcelik A.S.*                                          504,357
                                                                     -----------
                                                                       4,624,128
                                                                     -----------
VENEZUELA -- 0.6%
   Telecommunications -- 0.6%
          21,000  Compania Anonima Nacional
                     Telefonos de Venezuela ADR*                         517,125
                                                                     -----------

TOTAL COMMON STOCKS
  (Cost $60,180,272)                                                  89,892,056
                                                                     -----------
------------------------
PREFERRED STOCKS -- 1.5%
------------------------

          20,900  Comp. Vale do Rio Doce                             $   578,467
          94,000  Confeccoes Guararapes S.A. *                           291,392
         521,000  Itausa -- Investimentos Itau S.A                       539,314
                                                                     -----------
TOTAL PREFERRED STOCKS
  (Cost $1,151,741)                                                    1,409,173
                                                                     -----------

----------------------------
REPURCHASE AGREEMENT -- 1.7%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$  1,545,000  State Street Bank & Trust Co.
              repurchase agreement, dated
              12/31/99, maturity value
              $1,545,322 at 2.50% due 1/3/00(1)                    $  1,545,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $1,545,000)                                                   1,545,000
                                                                   ------------

TOTAL INVESTMENTS -- 100.6%
  (Cost $62,877,013)                                                 92,846,229

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.6%)                                                   (589,805)
                                                                   ------------

NET ASSETS -- 100.0%                                               $ 92,256,424
                                                                   ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
and Liabilities
December 31, 1999

ASSETS
   Investments, at market (cost $62,877,013)                       $ 92,846,229
   Cash                                                                     788
   Foreign currency (cost $235,514)                                     237,422
   Receivable for fund shares sold                                      250,229
   Dividends receivable                                                 165,448
   Dividend reclaims receivable                                             316
   Interest receivable                                                      107
                                                                   ------------
   TOTAL ASSETS                                                      93,500,539
                                                                   ------------

LIABILITIES
   Accrued foreign capital gains tax                                  1,124,027
   Accrued expenses                                                     120,088
                                                                   ------------
   TOTAL LIABILITIES                                                  1,244,115
                                                                   ------------
     NET ASSETS                                                    $ 92,256,424
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $    724,533
   Additional paid-in capital                                        73,356,548
   Distributions in excess of net investment income                  (1,236,713)
   Accumulated net realized loss on
     investments and foreign currency
     related transactions                                           (10,549,733)
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                   29,961,789
                                                                   ------------
     NET ASSETS                                                    $ 92,256,424
                                                                   ============

   Shares Outstanding -- $0.10 par value                              7,245,334
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      12.73
                                                                   ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                       $    994,214
   Interest                                                              93,498
   Less: Foreign tax withheld                                          (116,468)
                                                                   ------------
   Total Income                                                         971,244
                                                                   ------------

Expenses:
   Investment advisory fees -- Note B                                   622,152
   Custodian fees                                                       222,206
   Audit fees                                                            22,733
   Printing expense                                                      15,000
   Directors' fees -- Note B                                             12,500
   Registration fees                                                      2,000
   Legal fees                                                             1,019
   Amortization of organization cost                                        400
   Insurance expense                                                        129
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                       898,839
                                                                   ------------

   Net Investment Income                                                 72,405
                                                                   ------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies  -- Note C
   Net realized gain on investments -- Note A                         4,361,428
   Net realized loss on foreign currency related
     transactions -- Note A                                            (239,066)
   Net change in unrealized depreciation of
     investments -- Note C                                           34,299,017
   Net change in unrealized depreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                         (2,961)
   Foreign Capital Gains Tax                                         (1,384,923)
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 37,033,495
                                                                   ------------
Net Increase in Net Assets
  from Operations                                                  $ 37,105,900
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year ended December 31,
                                                                                            1999            1998
                                                                                        ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                               $     72,405    $    754,935
    Net realized gain/(loss) on investments and foreign currency related transactions      2,737,439     (13,850,318)
    Net change in unrealized appreciation/(depreciation) on investments and
       translation of other assets and liabilities denominated in foreign currencies      34,296,056      (7,925,022)
                                                                                        ------------    ------------
      Net Increase/(Decrease) in Net Assets from Operations                               37,105,900     (21,020,405)
                                                                                        ------------    ------------
  Distributions to Shareholders from:
    Tax return of capital                                                                         --        (481,281)
                                                                                        ------------    ------------
      Total Distributions to Shareholders                                                         --        (481,281)
                                                                                        ------------    ------------
  From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share transactions-- Note E         4,486,963     (14,848,462)
                                                                                        ------------    ------------
      Net Increase/(Decrease) in Net Assets                                               41,592,863     (36,350,148)

  Net Assets:
    Beginning of year                                                                     50,663,561      87,013,709
                                                                                        ------------    ------------
    End of year*                                                                        $ 92,256,424    $ 50,663,561
                                                                                        ============    ============

* Includes distributions in excess of net investment income of:                         $ (1,236,713)   $    (32,675)

                       See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                    Year Ended December 31,
                                                            --------------------------------------------------------------------
                                                               1999          1998           1997           1996          1995
                                                            --------------------------------------------------------------------
Net asset value, beginning of year .....................    $     7.39    $    10.17     $    10.54     $     8.46    $     8.68
                                                            ----------    ----------     ----------     ----------    ----------
Income from investment operations:
  Net investment income ................................          0.01          0.09           0.09           0.07          0.07
  Net realized and unrealized gain/(loss) on
    investments and translation of other
    assets and liabilities denominated in
    foreign currency ...................................          5.33         (2.81)          0.12           2.01         (0.12)
                                                            ----------    ----------     ----------     ----------    ----------
 Net increase/(decrease) from investment operations ....          5.34         (2.72)          0.21           2.08         (0.05)
                                                            ----------    ----------     ----------     ----------    ----------

Dividends and Distributions to Shareholders from:
  Net investment income ................................            --            --          (0.06)            --         (0.07)
  Distributions in excess of net investment income .....            --            --             --             --         (0.10)
  Net realized gain on investments .....................            --            --          (0.33)            --            --
  In excess of net realized gain on investments ........            --            --          (0.19)            --            --
  Tax return of capital ................................            --         (0.06)            --             --            --
                                                            ----------    ----------     ----------     ----------    ----------
 Total dividends and distributions .....................            --         (0.06)         (0.58)            --         (0.17)
                                                            ----------    ----------     ----------     ----------    ----------
Net asset value, end of year ...........................    $    12.73    $     7.39     $    10.17     $    10.54    $     8.46
                                                            ----------    ----------     ----------     ----------    ----------

Total return* ..........................................         72.26%       (26.77)%         1.97%         24.59%        (0.60)%
                                                            ----------    ----------     ----------     ----------    ----------
Ratios/supplemental data:
 Net assets, end of year (000's omitted) ...............    $   92,256    $   50,664     $   87,014     $   67,062    $   34,218
 Ratio of expenses to average net assets ...............          1.44%         1.49%          1.40%          1.53%         1.67%
 Ratio of net investment income to average net assets ..          0.12%         1.16%          0.76%          0.85%         0.89%
 Portfolio turnover rate ...............................            96%           69%            64%            46%           52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 90.2%
----------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
 Aerospace and Defense -- 0.7%
         11,200     Alliant Techsystems, Inc.*                       $   697,900
         20,200     L-3 Comm. Hldgs., Inc.*                              840,825
         15,100     Newport News Shipbuilding Corp.                      415,250
                                                                     -----------
                                                                       1,953,975
                                                                     -----------
 Appliance and Furniture -- 0.7%
         60,150     Ethan Allen Interiors, Inc.                        1,928,559
                                                                     -----------
 Biotechnology -- 1.5%
         25,400     Caliper Technologies, Inc.*                        1,695,450
         15,400     Enzon, Inc.*                                         667,975
          6,900     Millenium Pharmaceuticals, Inc.*                     841,800
          6,800     Sepracor, Inc.*                                      674,475
                                                                     -----------
                                                                       3,879,700
                                                                     -----------
 Broadcasting -- 8.3%
          5,000     ACME Comm., Inc.*                                    166,250
         51,000     Adelphia Comm. Corp.*                              3,346,875
         62,800     Citadel Comm. Corp.*                               4,074,150
         26,200     Classic Comm., Inc.*                                 957,938
         37,238     Cox Comm., Inc.*                                   1,917,757
         17,300     Cox Radio, Inc.*                                   1,725,675
         23,500     Cumulus Media, Inc.*                               1,192,625
         25,200     Entercom Comm. Corp.*                              1,663,200
         34,300     Insight Enterprises, Inc.*                         1,016,138
         34,200     Jones Intercable, Inc.*                            2,370,488
          9,600     OpenTV Corp.*                                        770,400
         10,000     Radio Unica Comm., Inc.*                             288,750
          8,000     RealNetworks, Inc.*                                  962,500
         25,000     Spanish Broadcasting Systems, Inc.*                1,006,250
                                                                     -----------
                                                                      21,458,996
                                                                     -----------
 Building Materials and Homebuilders -- 3.6%
         16,000     Centex Corp.                                         395,000
         58,000     Crossman Communities, Inc.*                          899,000
         18,900     Elcor Chemical Corp.                                 569,362
         58,000     Lafarge Corp.                                      1,602,250
         51,000     M.D.C. Hldgs., Inc.                                  800,062
         21,300     Martin Marietta Materials, Inc.                      873,300
         47,550     National RV Hldgs., Inc.*                            915,337
         17,600     Southdown, Inc.                                      908,600
         61,800     Thor Industries, Inc.                              1,881,038
         55,000     U.S. Concrete, Inc.*                                 330,000
                                                                     -----------
                                                                       9,173,949
                                                                     -----------
 Capital Goods-Miscellaneous Technology -- 4.4%
         18,336     At Home, Inc.*                                       786,156
         10,600     CMGI, Inc.*                                        2,934,875
          6,200     CNET, Inc.*                                          351,850
         17,200     Critical Path, Inc.*                               1,623,250
          1,000     Freemarkets, Inc.*                                   341,313
          6,300     Intertrust Technologies Corp.*                       741,037
         31,600     National Computer Systems, Inc.                    1,188,950
         10,000     Netzero, Inc.*                                       269,375
         23,100     Profit Recovery Group Int'l., Inc.*                  613,594
         34,000     Xircom, Inc.*                                      2,550,000
                                                                     -----------
                                                                      11,400,400
                                                                     -----------
 Chemicals -- 1.0%
         24,000     Cabot Corp.                                          489,000
         13,100     Dexter Corp.                                         520,725
         16,500     MacDermid, Inc.                                      677,531
         29,900     Spartech Corp.                                       964,275
                                                                     -----------
                                                                       2,651,531
                                                                     -----------
 Computer Software -- 9.1%
          3,000     Agile Software Corp.*                                651,703
          6,300     Akamai Technologies, Inc.*                         2,064,037
          9,200     Bea Systems, Inc.*                                   643,425
         10,600     Broadvision, Inc.*                                 1,802,662
          5,400     Commerce One, Inc.*                                1,061,100
          8,000     Cybersource Corp.*                                   414,000
          4,700     Digital Impact, Inc.*                                235,587
          2,500     E.Piphany, Inc.*                                     557,812
          3,100     Engage Technologies, Inc.*                           186,000
         22,600     Fulton Financial Corp.                               406,800
         15,000     Inktomi Corp.*                                     1,331,250
          3,700     Interwoven, Inc.*                                    450,013
         10,000     KANA Comm., Inc.*                                  2,050,000
          9,300     Legato Systems, Inc.*                                639,956
         29,900     Macromedia, Inc.*                                  2,186,438
          6,100     Mercury Interactive Corp.*                           658,419
          3,000     Red Hat, Inc.*                                       633,750
          2,500     Silknet Software, Inc.*                              414,375
          1,200     VA Linux Systems, Inc.*                              247,950
         22,800     VeriSign, Inc.*                                    4,353,375
         12,500     Visio Corp.*                                         593,750
          8,300     Vitria Technology, Inc.*                           1,942,200
                                                                     -----------
                                                                      23,524,602
                                                                     -----------
 Computer Systems -- 4.2%
          5,000     Alteon Websystems, Inc.*                             438,750
          6,200     Cacheflow, Inc.*                                     810,263
          4,100     Cobalt Networks, Inc.*                               444,338
          8,800     Emulex Corp.*                                        990,000
         10,800     FiniStar Corp.*                                      970,650
            500     Foundry Networks, Inc.*                              150,844
         25,600     Henry Jack & Associates, Inc.                      1,374,400
         34,300     The Intercept Group, Inc.*                         1,018,281
          6,300     JNI Corp.*                                           415,800
         50,000     Network Appliance, Inc.*                           4,153,125
                                                                     -----------
                                                                      10,766,451
                                                                     -----------

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
 Drugs and Hospitals -- 2.3%
         23,700     Alpharma, Inc.                                   $   728,775
          9,500     Andrx Corp.*                                         401,969
          8,000     Idec Pharmaceuticals Corp.*                          786,000
         28,600     Jones Pharma, Inc.                                 1,242,312
         21,100     King Pharmaceuticals, Inc.*                        1,182,919
         59,350     United Payors & United Prov., Inc.*                  982,984
         19,200     Watson Pharmaceuticals, Inc.*                        687,600
                                                                     -----------
                                                                       6,012,559
                                                                     -----------
 Electrical Equipment -- 2.1%
         25,000     Celestica, Inc.*                                   1,387,500
         15,600     DII Group, Inc.*                                   1,107,112
         20,800     Flextronics Int'l. Ltd.*                             956,800
         44,500     Plexus Corp.*                                      1,958,000
                                                                     -----------
                                                                       5,409,412
                                                                     -----------
 Electronics and Instruments -- 0.2%
         11,000     Power Integrations, Inc.*                            527,312
                                                                     -----------
 Electronics-Semiconductors -- 1.0%
         11,800     AVX Corp.                                            589,262
          9,400     Epcos AG*                                            702,063
         22,500     Integrated Device Technology, Inc.*                  652,500
         11,700     Lattice Semiconductor Corp.*                         551,363
                                                                     -----------
                                                                       2,495,188
                                                                     -----------
 Entertainment -- 0.0%
          5,000     World Wrestling Federation Etmt.*                     86,250
                                                                     -----------
 Financial-Banks -- 4.8%
         11,800     Commerce Bancorp, Inc.*                              477,162
         28,300     Cullen Frost Bankers, Inc.                           728,725
         38,800     First Tenn Nat'l. Corp.                            1,105,800
          1,000     M & T Bank Corp.                                     414,250
         20,300     Marshall & Ilsley Corp.*                           1,275,094
         36,000     National Commerce Bancorp                            816,750
         75,200     North Fork Bancorp                                 1,316,000
         26,500     U.S. Trust Corp.                                   2,124,969
         58,800     Valley National Bancorp                            1,646,400
         42,100     Zions Bancorp                                      2,491,794
                                                                     -----------
                                                                      12,396,944
                                                                     -----------
 Financial-Other -- 0.9%
         24,000     Dain Rauscher Corp.                                1,116,000
         27,300     DLJ Direct*                                          370,256
          6,100     Investment Technology Group, Inc.*                   175,375
          6,100     Jefferies Group, Inc.                                134,200
         13,300     Legg Mason, Inc.                                     482,125
                                                                     -----------
                                                                       2,277,956
                                                                     -----------
 Financial-Thrift -- 2.0%
         65,000     Bay View Capital Corp.*                              922,187
         41,900     Commercial Federal Corp.                             746,344
         27,500     Dime Bancorp, Inc.*                                  415,938
        130,148     Peoples Heritage Financial Group*                  1,960,354
         40,000     Waddell & Reed Financial, Inc.                     1,085,000
                                                                     -----------
                                                                       5,129,823
                                                                     -----------
 Food, Beverage and Tobacco -- 0.6%
         31,300     Adolph Coors Co.                                   1,643,250
                                                                     -----------
 Footwear -- 0.0%
          7,600     Madden Steven Ltd.*                                  144,875
                                                                     -----------
 Household Products -- 0.4%
         37,400     Church & Dwight, Inc.                                998,112
                                                                     -----------
 Insurance -- 0.7%
         19,500     Arthur J. Gallagher & Co.                          1,262,625
         13,600     Hilb Rogal & Hamilton Co.                            384,200
         11,900     State Auto Financial Corp.                           108,587
                                                                     -----------
                                                                       1,755,412
                                                                     -----------
 Machinery and Equipment -- 0.7%
         57,300     JLG Industries, Inc.                                 913,219
         27,800     Terex Corp.*                                         771,450
                                                                     -----------
                                                                       1,684,669
                                                                     -----------
 Machinery-Industrial Specialty -- 0.2%
         24,900     Shaw Group, Inc.*                                    630,281
                                                                     -----------
 Merchandising-Food -- 0.6%
        152,600     Grand Union Co.*                                   1,545,075
                                                                     -----------
 Merchandising-Special -- 4.4%
          42,700    3 DO Co.*                                            388,303
          56,000    Ames Department Stores, Inc.*                      1,613,500
          20,000    Ann Taylor Stores Corp.*                             688,750
          96,100    BJ's Wholesale Club, Inc.*                         3,507,650
          31,700    JAKKS Pacific, Inc.*                                 592,394
          11,300    THQ, Inc.*                                           262,019
          36,200    United Stationers, Inc.*                           1,033,963
          70,300    Zale Corp.*                                        3,400,762
                                                                     -----------
                                                                      11,487,341
                                                                     -----------
 Metals-Miscellaneous -- 0.1%
          20,700    Ucar Int'l. Corp.*                                   368,719
                                                                     -----------
 Miscellaneous-Capital Goods -- 0.2%
          12,300    American Standards Cos., Inc.*                       564,263
                                                                     -----------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
 Miscellaneous-Consumer Growth Cyclical -- 1.6%
           9,500    Agency.com Ltd.*                                 $   484,500
           5,300    Go2Net*                                              461,100
          16,700    Netratings, Inc.*                                    803,688
           4,800    Retek, Inc.*                                         361,200
           7,000    Sapient Corp.*                                       986,562
           5,000    Viant Corp.*                                         495,000
          16,000    Xpedior, Inc.*                                       460,000
                                                                     -----------
                                                                       4,052,050
                                                                     -----------
 Miscellaneous-Consumer Growth Staples -- 4.6%
          20,000    Expedia, Inc.*                                       700,000
          28,200    Intuit, Inc.*                                      1,690,237
          16,900    Lamar Advertising Co.*                             1,023,506
          26,300    Learning Tree Int'l.*                                736,400
          65,000    Optimal Robotics Corp.*                            2,421,250
          89,800    Valassis Comm., Inc.*                              3,794,050
          20,500    Young & Rubicam, Inc.                              1,450,375
                                                                     -----------
                                                                      11,815,818
                                                                     -----------
 Oil and Gas Producing -- 1.0%
          15,100    Barrett Resources Corp.*                             444,506
          31,600    Louis Dreyfus Natural Gas Corp.*                     572,750
          19,500    Newfield Exploration Co.*                            521,625
          29,250    Spinnaker Exploration Co.*                           413,156
          15,700    Stone Energy Corp.*                                  559,313
                                                                     -----------
                                                                       2,511,350
                                                                     -----------
 Oil and Gas Services -- 1.9%
          62,900    B.J. Svcs. Co.*                                    2,630,006
          11,400    Cooper Cameron Corp.*                                557,888
          33,000    Maverick Tube Corp.*                                 814,687
          60,000    Veritas DGC, Inc.*                                   840,000
                                                                     -----------
                                                                       4,842,581
                                                                     -----------
 Paper and Forest Products -- 0.4%
          33,700    Abitibi-Consolidated, Inc.                           400,188
          10,700    Bowater, Inc.                                        581,144
                                                                     -----------
                                                                         981,332
                                                                     -----------
 Real Estate Investment Trust -- 0.4%
          14,900    Alexandria Real Estate Equities                      474,006
          16,000    Home Pptys. NY, Inc.                                 439,000
                                                                     -----------
                                                                         913,006
                                                                     -----------
 Semiconductors -- 1.9%
          46,000    Advanced Micro Devices, Inc.*                      1,331,125
          14,300    Kemet Corp.*                                         644,394
          18,600    QLogic Corp.*                                      2,973,675
                                                                     -----------
                                                                       4,949,194
                                                                     -----------
 Semiconductors-Communications -- 4.9%
          25,200    Applied Micro Circuits Corp.*                      3,206,700
          13,200    AudioCodes Ltd.*                                   1,214,400
          18,200    Cypress Semiconductor Corp.*                         589,225
           7,400    DSP Group, Inc.*                                     688,200
          13,300    Exar Corp.*                                          783,037
          25,400    Metalink Ltd.*                                       517,525
           8,600    RF Micro Devices, Inc.*                              588,562
          11,300    Semtech Corp.*                                       589,012
          18,300    Transwitch Corp.*                                  1,327,894
          68,000    Xilinx, Inc.*                                      3,091,875
                                                                     -----------
                                                                      12,596,430
                                                                     -----------
 Semiconductors-Equipment -- 2.1%
          19,000    Advanced Energy Industries*                          935,750
           9,600    Credence Systems Corp.*                              830,400
          11,000    Cymer Corp.*                                         506,000
          14,100    Helix Technology Corp.                               631,856
          16,400    KLA-Tencor Corp.*                                  1,826,550
           6,800    Lam Resh Corp.*                                      758,625
                                                                     -----------
                                                                       5,489,181
                                                                     -----------
 Telecommunications -- 0.9%
          25,400    Airnet Comm., Inc.*                                  923,925
          55,500    Gric Comm., Inc.*                                  1,408,313
                                                                     -----------
                                                                       2,332,238
                                                                     -----------
 Telecommunications-Equipment -- 6.3%
           7,500    Aether Systems, Inc.*                                537,188
          21,500    American Tower Corp.*                                657,094
          44,000    CommScope, Inc.*                                   1,773,750
          24,800    Crown Castle, Int'l.*                                796,700
           9,600    Deltathree Comm., Inc.*                              247,200
          24,000    Dycom Industries, Inc.*                            1,057,500
          19,200    E Tek Dynamics, Inc.*                              2,584,800
           6,600    Harmonic, Inc.*                                      626,588
           4,000    Juniper Networks, Inc.*                            1,360,000
          12,700    Metasolv Software, Inc.*                           1,038,225
           4,300    Optical Coating Lab., Inc.                         1,272,800
          17,200    Pinnacle Hldgs.*                                     728,850
           9,100    Scientific Atlanta, Inc.                             506,188
          13,900    SDL, Inc.*                                         3,030,200
                                                                     -----------
                                                                      16,217,083
                                                                     -----------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                     Value
--------------------------------------------------------------------------------
 Telecommunications-Specialty -- 5.5%
          35,800    Exodus Comm., Inc.*                             $  3,179,488
          14,600    Intermedia Comm., Inc.*                              566,663
          17,700    ITC Deltacom*                                        488,962
          30,550    Metromedia Fiber Network, Inc.*                    1,464,491
          22,200    Next Level Comm., Inc.*                            1,662,225
          60,000    Primus Telecomm. Group, Inc.*                      2,295,000
           7,500    Silicon Image, Inc.*                                 525,469
           4,000    Sycamore Networks, Inc.*                           1,232,000
          14,200    Telecorp PCS, Inc.*                                  539,600
          13,900    Time Warner Telecom, Inc.*                           694,131
          16,200    Tritel, Inc.*                                        513,338
          12,400    Virata Corp.*                                        370,450
           8,800    Winstar Comm., Inc.*                                 662,200
                                                                    ------------
                                                                      14,194,017
                                                                    ------------

 Textile-Apparel and Production -- 0.7%
          29,000    Mohawk Industries, Inc.*                             764,875
          65,000    Shaw Industries, Inc.                              1,003,437
                                                                    ------------
                                                                       1,768,312
                                                                    ------------

 Utilities-Electric -- 2.4%
          39,300    Calpine Corp.*                                     2,515,200
           9,000    CH Energy Group                                      297,000
          16,200    Energy East Corp.*                                   337,162
          66,100    Nisource, Inc.*                                    1,181,538
           5,500    Otter Tail Power Co.                                 206,250
          24,700    Philadelphia Subn. Corp.*                            510,981
          31,000    TNP Enterprises, Inc.                              1,278,750
                                                                    ------------
                                                                       6,326,881
                                                                    ------------

 Utilities-Gas and Pipeline -- 0.6%
          15,700    Equitable Res., Inc.                                 523,987
          30,800    Midcoast Energy Res                                  515,900
          12,600    National Fuel Gas Co.                                585,900
                                                                    ------------
                                                                       1,625,787
                                                                    ------------

 Utilities-Water -- 0.3%
          10,400    E'Town Corp.                                         647,400
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $150,112,987)                                                233,158,264
                                                                    ------------

----------------------------
REPURCHASE AGREEMENT -- 8.3%
----------------------------

Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$     21,355,000    State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 12/31/99, maturity
                    value $21,360,784 at 3.25%,
                    due 1/3/00(1)                                   $ 21,355,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $21,355,000)                                                  21,355,000
                                                                    ------------

TOTAL INVESTMENTS -- 98.5%
  (Cost $171,467,987)                                                254,513,264
                                                                    ------------

CASH, RECEIVABLES AND OTHER
   ASSETS LESS LIABILITIES -- 1.5%                                     3,905,962
                                                                    ------------

NET ASSETS -- 100.0%                                                $258,419,226
                                                                    ============

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $171,467,987)                     $ 254,513,264
   Cash                                                                     819
   Receivable for securities sold                                     4,167,237
   Receivable for fund shares sold                                       84,480
   Dividends receivable                                                  80,631
   Interest receivable                                                    1,928
   Other assets                                                             317
                                                                  -------------
   TOTAL ASSETS                                                     258,848,676
                                                                  -------------

LIABILITIES
   Accrued expenses                                                     178,828
   Payable for fund shares redeemed                                     168,334
   Payable for securities purchased                                      82,288
                                                                  -------------
   TOTAL LIABILITIES                                                    429,450
                                                                  -------------
     NET ASSETS                                                   $ 258,419,226
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   1,503,948
   Additional paid-in capital                                       185,227,068
   Accumulated net realized loss
    on investments                                                  (11,357,119)
   Net unrealized appreciation of investments                        83,045,329
                                                                  -------------
     NET ASSETS                                                   $ 258,419,226
                                                                  =============

   Shares Outstanding -- $0.10 par value                             15,039,482
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       17.18
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                      $   1,152,055
   Interest                                                             754,759
   Less: Foreign tax withheld                                              (683)
                                                                  -------------
   Total Income                                                       1,906,131
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                 1,428,136
   Custodian fees                                                        84,250
   Printing expense                                                      32,734
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             1,600
   Insurance expense                                                        495
   Registration fees                                                        401
   Amortization of organization cost                                        299
   Other                                                                    700
                                                                  -------------
   Total Expenses                                                     1,580,347
                                                                  -------------
   Net Investment Income                                                325,784
                                                                  -------------

Realized and Unrealized Gain/(Loss)
   on Investments -- Note C
   Net realized gain on investments -- Note A                           684,433
   Net change in unrealized appreciation of
     investments -- Note C                                           64,256,789
                                                                  -------------
Net Realized and Unrealized Gain
   on Investments                                                    64,941,222
                                                                  -------------
Net Increase in Net Assets
   from Operations                                                $  65,267,006
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year ended December 31,
                                                                                               1999                      1998
                                                                                            -----------               -----------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                                   $    325,784              $    182,802
   Net realized gain/(loss) on investments                                                      684,433               (12,128,562)
   Net change in unrealized appreciation of investments                                      64,256,789                11,582,495
                                                                                           ------------              ------------
     Net Increase/(Decrease) in Net Assets from Operations                                   65,267,006                  (363,265)
                                                                                           ------------              ------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                                                       (283,666)                 (181,463)
   Tax return of capital                                                                        (43,726)                       --
   Net realized gain on investments                                                                  --                  (848,131)
                                                                                           ------------              ------------
     Total Dividends and Distributions to Shareholders                                         (327,392)               (1,029,594)
                                                                                           ------------              ------------
 From Capital Share Transactions:
   Net increase/(decrease) in net assets from capital share transactions--Note E                (113,289)              107,236,357
                                                                                           ------------              ------------
     Net Increase in Net Assets                                                              64,826,325               105,843,498

 Net Assets:
   Beginning of year                                                                        193,592,901                87,749,403
                                                                                           ------------              ------------
   End of year                                                                             $258,419,226              $193,592,901
                                                                                           ============              ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                         Year Ended December 31,         April 2, 1997*
                                    ------------------------------       to December 31,
                                        1999               1998               1997
                                    ----------------------------------------------------
Net asset value,
   beginning of period .......      $     12.74        $     13.63        $     10.00
                                    -----------        -----------        -----------
Income from investment
   operations:
   Net investment
  income .....................             0.02               0.01               0.03
   Net realized and
  unrealized gain/
(loss) on investments ........             4.44              (0.79)              3.80
                                    -----------        -----------        -----------
   Net increase/(decrease)
  from investment
operations ...................             4.46              (0.78)              3.83
                                    -----------        -----------        -----------

Dividends and Distributions
   to Shareholders from:
   Net investment income .....            (0.02)             (0.01)             (0.03)
   Net realized gain .........               --              (0.10)             (0.17)
                                    -----------        -----------        -----------
   Total dividends and
  distributions ..............            (0.02)             (0.11)             (0.20)
                                    -----------        -----------        -----------
Net asset value, end of
   period ....................      $     17.18        $     12.74        $     13.63
                                    -----------        -----------        -----------

Total return(a) ..............            35.04%             (5.75)%            38.32%
                                    -----------        -----------        -----------
Ratios/supplemental data:
   Net assets, end of period
  (000's omitted) ............      $   258,419        $   193,593        $    87,749
   Ratio of expenses to
  average net assets .........             0.83%              0.89%              0.96%(b)
   Ratio of net investment
  income to average net assets             0.17%              0.17%              0.48%(b)
   Portfolio turnover
  rate .......................              100%                59%                22%

*     Commencement of operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are sold only to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIFand BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      At December 31, 1999, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                             Amount              Expiration Date
                                             ------              ---------------
BGEMF                                     $10,098,984                 2006

GSCSF                                       9,591,694                 2006

GSCSF                                       1,768,085                 2007

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                Undistributed       Accumulated
                                              (overdistributed)    net realized
                                   Paid-in     net investment     gain/(loss) on
                                   capital         income           investments
                                  ---------     -------------      ------------
BGIF                                    --         $ 410,725         $ (410,725)

BGEMF                            $(292,587)       (1,276,443)         1,569,030

GSCSF                              (44,201)            1,608             42,593

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                           BGIF                  BGEMF                 GSCSF
                           ----                  -----                 -----
Purchases ............. $377,007,524          $ 62,981,479          $177,008,646
Proceeds .............. $380,460,269          $ 57,326,386          $187,341,976

      The cost of investments owned at December 31, 1999 for federal income tax purposes for BGIF, BGEMF and GSCSF was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999 were as follows:

                                                     BGIF                  BGEMF                 GSCSF
                                                     ----                  -----                 -----
Gross Appreciation .............................  $374,776,118          $ 32,661,297          $ 89,413,466
Gross Depreciation .............................   (15,052,981)           (2,692,081)           (6,368,189)
                                                  ------------          ------------          ------------
       Net Unrealized Appreciation .............  $359,723,137          $ 29,969,216          $ 83,045,277
                                                  ============          ============          ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                                   Year Ended December 31,               Year Ended December 31,
                                                   1999              1998               1999                1998
---------------------------------------------------------------------------------------------------------------------
                                                           Shares                               Amount
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                      4,523,096         6,525,306       $ 100,665,748       $ 133,897,400
Shares issued in reinvestment of
    dividends and distributions                  2,779,331         1,785,599          68,228,567          37,426,471
Shares repurchased                              (4,948,683)       (5,068,012)       (109,742,262)       (103,165,394)
---------------------------------------------------------------------------------------------------------------------
    Net increase                                 2,353,744         3,242,893       $  59,152,053       $  68,158,477
---------------------------------------------------------------------------------------------------------------------
o Baillie Gifford Emerging Markets Fund
Shares sold                                      2,821,366         1,108,146       $  26,596,653       $   9,553,044
Shares issued in reinvestment of dividends              --            58,765                  --             481,282
Shares repurchased                              (2,432,410)       (2,863,295)        (22,109,690)        (24,882,788)
---------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease)                        388,956        (1,696,384)      $   4,486,963       $ (14,848,462)
---------------------------------------------------------------------------------------------------------------------
o The Guardian Small Cap Stock Fund
Shares sold                                      3,451,011        11,667,174       $  44,869,426       $ 145,794,573
Shares issued in reinvestment of
    dividends and distributions                     21,302            73,035             327,392           1,029,594
Shares repurchased                              (3,624,740)       (2,987,585)        (45,310,107)        (39,587,810)
---------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease)                       (152,427)        8,752,624       $    (113,289)      $ 107,236,357
---------------------------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst + Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 98.6%
----------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

Advertising -- 1.9%
     180,000  Omnicom Group, Inc.                                  $ 18,000,000
                                                                   ------------
Bank -- 4.8%
     200,000  Chase Manhattan Corp.                                  15,537,500
     200,000  Mellon Financial Corp.                                  6,812,500
     225,000  State Street Corp.                                     16,439,062
     140,000  Zions Bancorporation                                    8,286,250
                                                                   ------------
                                                                     47,075,312
                                                                   ------------
Bank-Midwest -- 1.5%
     200,000  Fifth Third Bancorp                                    14,675,000
                                                                   ------------
Computer & Peripherals -- 9.3%
     200,000  Cisco Systems, Inc.*                                   21,425,000
     330,000  Dell Computer Corp.*                                   16,830,000
     200,000  EMC Corp.*                                             21,850,000
     135,000  International Business Machines Corp.                  14,580,000
     200,000  Sun Microsystems, Inc.*                                15,487,500
                                                                   ------------
                                                                     90,172,500
                                                                   ------------
Computer Software & Services -- 5.8%
     200,000  Adobe Systems, Inc.                                    13,450,000
     240,000  BMC Software, Inc.*                                    19,185,000
     200,000  Microsoft Corp.*                                       23,350,000
                                                                   ------------
                                                                     55,985,000
                                                                   ------------
Diversified Companies -- 3.7%
     200,000  Honeywell International Inc.                           11,537,500
     400,000  Tyco International, Ltd.                               15,550,000
     135,000  United Technologies Corp.                               8,775,000
                                                                   ------------
                                                                     35,862,500
                                                                   ------------
Drug -- 8.8%
     100,000  Amgen Inc.*                                             6,006,250
     100,000  Biogen, Inc.*                                           8,450,000
     150,000  Immunex Corp.*                                         16,425,000
     125,000  Lilly (Eli) & Co.                                       8,312,500
      75,000  MedImmune, Inc.*                                       12,440,625
     180,000  Merck & Co., Inc.                                      12,071,250
     300,000  Pfizer, Inc.                                            9,731,250
     275,000  Schering-Plough Corp.                                  11,601,563
                                                                   ------------
                                                                     85,038,438
                                                                   ------------
Drugstore -- 0.8%
     200,000  CVS Corp.                                               7,987,500
                                                                   ------------
Electric Utility - Central -- 1.5%
     200,000  AES Corp.*                                             14,950,000
                                                                   ------------
Electrical Equipment -- 2.0%
     125,000  General Electric Co.                                   19,343,750
                                                                   ------------
Entertainment -- 3.4%
     200,000  Clear Channel Communications, Inc.*                    17,850,000
     215,000  Time Warner, Inc.                                      15,574,063
                                                                   ------------
                                                                     33,424,063
                                                                   ------------
Financial Services - Diversified -- 5.2%
     100,000  American Express Co.                                 $ 16,625,000
     156,250  American International Group, Inc.                     16,894,531
     300,000  Citigroup Inc.                                         16,668,750
                                                                   ------------
                                                                     50,188,281
                                                                   ------------
Grocery -- 1.3%
     360,000  Safeway Inc.*                                          12,802,500
                                                                   ------------
Hotel/Gaming -- 2.7%
     400,000  Harrah's Entertainment, Inc.*                          10,575,000
     800,000  Mandalay Resort Group*                                 16,100,000
                                                                   ------------
                                                                     26,675,000
                                                                   ------------
Household Products -- 1.3%
     100,000  Colgate-Palmolive Co.                                   6,500,000
     260,000  Dial Corp. (The)                                        6,321,250
                                                                   ------------
                                                                     12,821,250
                                                                   ------------
Insurance-Life -- 1.1%
     320,000  AXA Financial, Inc.                                    10,840,000
                                                                   ------------
Internet -- 2.3%
     300,000  America Online, Inc.*                                  22,631,250
                                                                   ------------
Medical Supplies -- 4.9%
     150,000  Cardinal Health, Inc.                                   7,181,250
     120,000  Johnson & Johnson                                      11,175,000
     300,000  Medtronic, Inc.                                        10,931,250
     350,000  VISX, Inc.*                                            18,112,500
                                                                   ------------
                                                                     47,400,000
                                                                   ------------
Office Equipment & Supplies -- 1.1%
     500,000  Staples, Inc.*                                         10,375,000
                                                                   ------------
Retail Building Supply -- 2.5%
     165,000  Home Depot, Inc. (The)                                 11,312,812
     220,000  Lowe's Companies, Inc.                                 13,145,000
                                                                   ------------
                                                                     24,457,812
                                                                   ------------
Retail-Special Lines -- 8.3%
     200,000  Abercrombie & Fitch Co. Class "A"*                      5,337,500
     400,000  Bed Bath & Beyond Inc.*                                13,900,000
     200,000  Best Buy Co., Inc.*                                    10,037,500
     350,000  Circuit City Stores-Circuit City Group                 15,771,875
     202,500  Gap, Inc. (The)                                         9,315,000
     225,000  Intimate Brands Inc. Class "A"                          9,703,125
     200,000  Tandy Corp.                                             9,837,500
      70,000  Tiffany & Co.                                           6,247,500
                                                                   ------------
                                                                     80,150,000
                                                                   ------------
Retail Store -- 6.6%
     150,000  Costco Wholesale Corp.*                                13,687,500
     250,000  Dayton Hudson Corp.                                    18,359,375
     200,000  Kohl's Corp.*                                          14,437,500
     250,000  Wal-Mart Stores, Inc.                                  17,281,250
                                                                   ------------
                                                                     63,765,625
                                                                   ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

Securities Brokerage -- 2.2%
     200,000  Donaldson, Lufkin &
                Jenrette, Inc. - DLJ                               $  9,675,000
     300,000  Schwab (Charles) Corp.                                 11,512,500
                                                                   ------------
                                                                     21,187,500
                                                                   ------------
Semiconductor -- 4.4%
     200,000  Intel Corp.                                            16,462,500
     100,000  PMC-Sierra, Inc.*                                      16,031,250
     200,000  Vitesse Semiconductor Corp.*                           10,487,500
                                                                   ------------
                                                                     42,981,250
                                                                   ------------
Semiconductor Capital Equipment -- 2.1%
     250,000  Altera Corp.*                                          12,390,625
      65,000  Applied Materials, Inc.*                                8,234,687
                                                                   ------------
                                                                     20,625,312
                                                                   ------------
Shoe -- 1.3%
     250,000  Nike, Inc. Class "B"                                   12,390,625
                                                                   ------------
Telecommunications Equipment -- 6.0%
     200,000  Lucent Technologies Inc.                               14,962,500
     140,000  QUALCOMM Inc.*                                         24,657,500
     100,000  Scientific-Atlanta, Inc.                                5,562,500
     200,000  Tellabs, Inc.*                                         12,837,500
                                                                   ------------
                                                                     58,020,000
                                                                   ------------
Thrift -- 1.8%
     220,400  Federal Home Loan Mortgage Corp.                       10,372,575
     115,000  Federal National Mortgage Association                   7,180,313
                                                                   ------------
                                                                     17,552,888
                                                                   ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $579,389,743)                                                 957,378,356
                                                                   ============

Principal
  Amount                                                                  Value
--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 2.6%
----------------------------
(including accrued interest)

$ 25,200,000  Collateralized by $19,695,000
               U.S. Treasury Bonds 12 3/4%,
               due 11/15/10, with a value of
               $25,723,882 (with Morgan
               Stanley & Co., Incorporated 2.47%,
               dated 12/31/99, due 1/3/00,
               delivery value $25,205,187)                         $ 25,201,729
                                                                   ------------
EXCESS OF LIABILITIES OVER
CASH AND OTHER ASSETS -- (-1.2%)                                    (11,208,076)
                                                                   ============

NET ASSETS -- 100.0%                                               $971,372,009
                                                                   ============

NET ASSET VALUE
PER OUTSTANDING SHARE
($971,372,009 / 26,917,271
shares of capital stock outstanding)                              $       36.09
                                                                   ============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
    (cost $579,389,743)                                           $ 957,378,356
   Repurchase agreement (cost $25,201,729)                           25,201,729
   Cash                                                                   1,517
   Dividends receivable                                                 317,325
   Receivable for capital shares sold                                    85,193
   Prepaid insurance expense                                             14,558
                                                                  -------------
     TOTAL ASSETS                                                   982,998,678
                                                                  -------------

LIABILITIES:
   Payable for securities purchased                                  10,633,120
   Payable for capital shares repurchased                               397,310
   Accrued expenses:
    Advisory fee                                                        397,539
    GIAC administrative service fee                                     165,000
    Other                                                                33,700
                                                                  -------------
     TOTAL LIABILITIES                                               11,626,669
                                                                  -------------
NET ASSETS                                                        $ 971,372,009
                                                                  -------------

NET ASSETS consist of:
   Capital stock, at $1.00 par value
    (authorized 50,000,000, outstanding
    26,917,271 shares)                                            $  26,917,271
   Additional paid-in capital                                       438,513,995
   Undistributed net investment income                                  560,984
   Undistributed net realized gain on investments                   127,391,146
   Net unrealized appreciation of investments                       377,988,613
                                                                  -------------
NET ASSETS                                                        $ 971,372,009
                                                                  =============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($971,372,009 / 26,917,271
   shares outstanding)                                            $       36.09
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Dividends                                                        $ 4,447,173
   Interest                                                           1,327,692
                                                                  -------------
     Total Income                                                     5,774,865
                                                                  -------------

Expenses:
   Investment advisory fee                                            4,313,362
   GIAC administrative service fee                                      598,640
   Custodian fees                                                        83,323
   Auditing and legal fees                                               38,543
   Insurance                                                             18,447
   Directors' fees and expenses                                          14,023
   Printing                                                              11,982
   Taxes and other                                                        2,146
                                                                  -------------
     Total Expenses Before Custody Credits                            5,080,466
     Less: Custody Credits                                               (5,718)
                                                                  -------------
     Net Expenses                                                     5,074,748
                                                                  -------------
Net Investment Income                                                   700,117
                                                                  -------------

Net Realized and Unrealized Gain
  on Investments:
   Net realized gain                                                128,491,663
   Change in net unrealized appreciation                             89,602,937
                                                                  -------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                            218,094,600
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 218,794,717
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                      1999                1998
                                                                                  -------------       -------------
Operations:
    Net investment income                                                         $     700,117       $   2,239,792
    Net realized gain on investments                                                128,491,663          62,454,321
    Change in net unrealized appreciation                                            89,602,937         117,641,538
                                                                                  -------------       -------------
    Net increase in net assets from operations                                      218,794,717         182,335,651
                                                                                  -------------       -------------

Distributions to Shareholders:
    Net investment income                                                            (2,362,927)         (2,335,121)
    Net realized gain from investment transactions                                  (63,536,476)        (45,405,144)
                                                                                  -------------       -------------
    Total distributions                                                             (65,899,403)        (47,740,265)
                                                                                  -------------       -------------

Capital Share Transactions:
    Proceeds from sale of shares                                                    112,347,438          66,666,181
    Proceeds from reinvestment of dividends and distributions to shareholder         65,899,403          47,740,265
    Cost of shares repurchased                                                     (174,977,296)       (153,885,228)
                                                                                  -------------       -------------
    Net increase (decrease) from capital share transactions                           3,269,545         (39,478,782)
                                                                                  -------------       -------------

Total Increase in Net Assets                                                        156,164,859          95,116,604
Net Assets:
    Beginning of year                                                               815,207,150         720,090,546
                                                                                  -------------       -------------
    End of year                                                                   $ 971,372,009       $ 815,207,150
                                                                                  =============       =============

Undistributed Net Investment Income, at End of Year                               $     560,984       $   2,223,794
                                                                                  =============       =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of dis-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

count, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

------------------------------------------
2 -- Capital Share Transactions, Dividends
     and Distribution
------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                  Year Ended        Year Ended
                                                 December 31,       December 31,
                                                     1999              1998
                                                 ------------       ------------
Shares sold                                        3,485,591         2,514,811
Shares issued in reinvestment
 of dividends and distributions                    2,140,286         1,781,353
                                                   ---------        ----------
                                                   5,625,877         4,296,164
Shares repurchased                                 5,492,925         5,730,080
                                                   ---------        ----------
Net increase (decrease)                              132,952        (1,433,916)
                                                   =========        ==========

Dividends per share from net
 investment income                                 $     .09        $      .09
                                                   =========        ==========
Distributions per share from
 net realized gains                                $    2.42        $     1.75
                                                   =========        ==========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                     Year Ended
                                                                    December 31,
                                                                        1999
                                                                    ------------
PURCHASES:
  Investment Securities                                             $537,377,918
                                                                    ============

SALES:
  Investment Securities                                             $604,806,009
                                                                    ============

      At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $604,604,092. The aggregate appreciation and depreciation of investments for the year ended December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $385,006,612 and $7,030,619 respectively, resulting in a net appreciation of $377,975,993.

--------------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $4,313,362 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $487,568 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Fund incurred expenses of $598,640 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year:

                                                                             Years Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                       1999             1998             1997            1996             1995
                                                   ---------------------------------------------------------------------------------
Net asset value, beginning of year ..............  $     30.44      $     25.52      $     24.83      $     24.25      $     17.83
                                                   -----------      -----------      -----------      -----------      -----------
   Income from investment operations:
   Net investment income ........................          .03              .09              .09              .08              .12
   Net gains on securities (both realized
     and unrealized) ............................         8.13             6.67             5.30             3.71             6.96
                                                   -----------      -----------      -----------      -----------      -----------
   Total from investment operations .............         8.16             6.76             5.39             3.79             7.08
                                                   -----------      -----------      -----------      -----------      -----------

   Less distributions:
    Dividends from net investment income ........         (.09)            (.09)            (.09)            (.12)            (.10)
    Distributions from net realized gains .......        (2.42)           (1.75)           (4.61)           (3.09)            (.56)
                                                   -----------      -----------      -----------      -----------      -----------
    Total distributions .........................        (2.51)           (1.84)           (4.70)           (3.21)            (.66)
                                                   -----------      -----------      -----------      -----------      -----------

Net asset value, end of year ....................  $     36.09      $     30.44      $     25.52      $     24.83      $     24.25
                                                   ===========      ===========      ===========      ===========      ===========

Total return** ..................................        28.23%           27.47%           21.39%           17.34%           40.08%
                                                   ===========      ===========      ===========      ===========      ===========

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........  $   971,372      $   815,207      $   720,091      $   639,341      $   525,449
Ratio of expenses to average
  net assets ....................................          .59%(1)          .59%(1)          .60%(1)          .59%(1)          .62%
Ratio of net investment income to average
  net assets ....................................          .08%             .31%             .35%             .36%             .60%
Portfolio turnover rate .........................           64%             112%              85%             141%             114%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 44.1%
----------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
Advertising -- 1.2%
      36,000  Interpublic Group of Companies, Inc.                  $ 2,076,750
     177,000  Omnicom Group, Inc.                                    17,700,000
                                                                    -----------
                                                                     19,776,750
                                                                    -----------
Aerospace/Defense -- 0.7%
     193,000  General Dynamics Corp.                                 10,180,750
      36,000  Litton Industries, Inc.*                                1,795,500
                                                                    -----------
                                                                     11,976,250
                                                                    -----------
Apparel -- 0.1%
     102,000  Tommy Hilfiger Corp.*                                   2,377,875
                                                                    -----------
Bank-Midwest -- 0.6%
      68,000  Fifth Third Bancorp                                     4,989,500
     121,000  First Tennessee National Corp.                          3,448,500
      35,700  Old Kent Financial Corp.                                1,262,887
                                                                    -----------
                                                                      9,700,887
                                                                    -----------
Beverage-Alcoholic -- 0.2%
      62,000  Coors (Adolph) Co. Class "B"                            3,255,000
                                                                    -----------
Building Materials -- 0.0%
       6,000  USG Corp.                                                 282,750
                                                                    -----------
Cable TV -- 1.9%
     116,000  Cablevision Systems Corp. Class "A"*                    8,758,000
     190,000  Comcast Corp. Class "A"*                                9,606,875
     132,000  EchoStar Communications Corp.
              Class "A"*                                             12,870,000
                                                                    -----------
                                                                     31,234,875
                                                                    -----------
Chemical-Specialty -- 0.1%
      20,000  Avery Dennison Corp.                                    1,457,500
                                                                    -----------
Computer & Peripherals -- 1.9%
     115,000  Adaptec, Inc.*                                          5,735,625
     195,422  Cisco Systems, Inc.*                                   20,934,582
      91,000  Dell Computer Corp.*                                    4,641,000
                                                                    -----------
                                                                     31,311,207
                                                                    -----------
Computer Software & Services -- 5.4%
     100,000  Adobe Systems, Inc.                                     6,725,000
      83,000  Citrix Systems, Inc.*                                  10,209,000
      79,000  Comverse Technology, Inc.*                             11,435,250
     101,000  Electronics For Imaging, Inc.*                          5,870,625
     174,000  Mercury Interactive Corp.*                             18,781,125
      81,000  Microsoft Corp.*                                        9,456,750
     229,500  Paychex, Inc.                                           9,180,000
     174,000  Siebel Systems, Inc.*                                  14,616,000
                                                                    -----------
                                                                     86,273,750
                                                                    -----------
Diversified Companies -- 0.9%
      28,000  Textron, Inc.                                           2,147,250
     228,000  Tyco International, Ltd.                                8,863,500
      62,000  United Technologies Corp.                               4,030,000
                                                                    -----------
                                                                     15,040,750
                                                                    -----------
Drug -- 3.7%
     106,000  Amgen Inc.*                                           $ 6,366,625
     170,000  Biogen, Inc.*                                          14,365,000
      42,000  Bristol-Myers Squibb Co.                                2,695,875
     110,000  Forest Laboratories, Inc.*                              6,758,125
     110,000  MedImmune, Inc.*                                       18,246,250
      86,000  Millennium Pharmaceuticals, Inc. *                     10,492,000
                                                                    -----------
                                                                     58,923,875
                                                                    -----------
Electric Utility-Central -- 0.7%
     153,000  AES Corp.*                                             11,436,750
                                                                    -----------
Electrical Equipment -- 0.3%
     108,000  Semtech Corp.*                                          5,629,500
                                                                    -----------
Electronics -- 2.8%
     202,000  Gemstar International Group, Ltd.*                     14,392,500
      98,000  JDS Uniphase Corp.*                                    15,808,625
     233,125  Symbol Technologies, Inc.                              14,818,008
                                                                    -----------
                                                                     45,019,133
                                                                    -----------
 Entertainment -- 1.9%
      39,000  AMFM Inc.*                                              3,051,750
     168,000  CBS Corp.*                                             10,741,500
      86,315  Clear Channel Communications, Inc.*                     7,703,614
      75,000  Time Warner, Inc.                                       5,432,812
      58,000  USA Networks, Inc.*                                     3,204,500
                                                                    -----------
                                                                     30,134,176
                                                                    -----------
Financial Services-Diversified -- 0.2%
      65,000  Citigroup Inc.                                          3,611,562
                                                                    -----------
Food Processing -- 0.5%
     127,000  Quaker Oats Co. (The)                                   8,334,375
                                                                    -----------
Foreign Telecommunication -- 1.4%
     106,000  Nortel Networks Corp.                                  10,706,000
      30,000  Telefonos de Mexico S.A. (ADR)                          3,375,000
     182,500  Vodafone AirTouch PLC (ADR)                             9,033,750
                                                                    -----------
                                                                     23,114,750
                                                                    -----------
Furniture/Home Furnishings -- 0.2%
      90,000  Ethan Allen Interiors, Inc.                             2,885,625
                                                                    -----------
Grocery -- 0.2%
     209,800  Kroger Co.*                                             3,959,975
                                                                    -----------
Hotel/Gaming -- 0.1%
      57,000  Mandalay Resort Group*                                  1,147,125
                                                                    -----------
Household Products -- 0.2%
      53,000  Kimberly-Clark Corp.                                    3,458,250
                                                                    -----------
Internet -- 0.6%
      70,000  America Online, Inc.*                                   5,280,625
      66,000  Macromedia, Inc.*                                       4,826,250
                                                                    -----------
                                                                     10,106,875
                                                                    -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
Machinery -- 0.3%
      74,000  Briggs & Stratton Corp.                               $ 3,968,250
                                                                    -----------
Medical Services -- 0.1%
      28,000  PacifiCare Health Systems, Inc.*                        1,484,000
                                                                    -----------
Medical Supplies -- 1.3%
     214,000  Allergan, Inc.                                         10,646,500
      58,000  Johnson & Johnson                                       5,401,250
      97,000  VISX, Inc.*                                             5,019,750
                                                                    -----------
                                                                     21,067,500
                                                                    -----------
Natural Gas-Diversified -- 0.8%
     282,000  Enron Corp.                                            12,513,750
                                                                    -----------
Office Equipment & Supplies -- 0.7%
     108,000  Pitney Bowes, Inc.                                      5,217,750
     271,655  Staples, Inc.*                                          5,636,841
                                                                    -----------
                                                                     10,854,591
                                                                    -----------
Precision Instrument -- 0.3%
     104,000  Waters Corp.*                                           5,512,000
                                                                    -----------
Publishing -- 0.1%
      26,000  Reader's Digest Association, Inc.
              Class "A"                                                 760,500
                                                                    -----------
Recreation -- 1.0%
     111,000  Harley-Davidson, Inc.                                   7,110,938
     174,000  Royal Caribbean Cruises, Ltd.                           8,580,375
                                                                    -----------
                                                                     15,691,313
                                                                    -----------
Restaurant -- 0.2%
     145,000  Brinker International, Inc.*                            3,480,000
                                                                    -----------
Retail Building Supply -- 1.4%
     225,000  Home Depot, Inc. (The)                                 15,426,563
     115,000  Lowe's Companies, Inc.                                  6,871,250
                                                                    -----------
                                                                     22,297,813
                                                                    -----------
Retail-Special Lines -- 3.2%
     141,040  Abercrombie & Fitch Co. Class "A"*                      3,764,005
     104,000  AnnTaylor Stores Corp.*                                 3,581,500
     181,000  Bed Bath & Beyond Inc.*                                 6,289,750
      61,000  Best Buy Co., Inc.*                                     3,061,437
     164,000  Circuit City Stores-Circuit City Group                  7,390,250
     100,500  Dollar Tree Stores, Inc.*                               4,867,969
     100,250  Gap, Inc. (The)                                         4,611,500
       6,405  Intimate Brands, Inc. Class "A"                           276,216
      56,000  Ross Stores, Inc.                                       1,004,500
     160,000  TJX Companies, Inc. (The)                               3,270,000
      20,000  Tandy Corp.                                               983,750
     131,800  Tiffany & Co.                                          11,763,150
                                                                    -----------
                                                                     50,864,027
                                                                    -----------
Retail Store -- 1.7%
      94,000  Dayton Hudson Corp.                                   $ 6,903,125
      98,000  Kohl's Corp.*                                           7,074,375
     196,000  Wal-Mart Stores, Inc.                                  13,548,500
                                                                    -----------
                                                                     27,526,000
                                                                    -----------
Semiconductor -- 2.9%
      78,000  Linear Technology Corp.                                 5,581,875
      95,000  PMC-Sierra, Inc.*                                      15,229,687
      80,000  QLogic Corp.*                                          12,790,000
     110,000  RF Micro Devices, Inc.*                                 7,528,125
      67,500  TranSwitch Corp.*                                       4,897,969
                                                                    -----------
                                                                     46,027,656
                                                                    -----------
Telecommunications Equipment -- 2.2%
      60,000  General Instrument Corp.*                               5,100,000
     116,000  QUALCOMM Inc.*                                         20,430,500
      89,000  Scientific-Atlanta, Inc.                                4,950,625
      74,000  Tellabs, Inc.*                                          4,749,875
                                                                    -----------
                                                                     35,231,000
                                                                    -----------
Telecommunication Services -- 1.8%
      43,000  ALLTEL Corp.                                            3,555,563
     245,000  CenturyTel, Inc.                                       11,606,875
      76,000  MediaOne Group, Inc.*                                   5,837,750
     170,000  SBC Communications Inc.                                 8,287,500
                                                                    -----------
                                                                     29,287,688
                                                                    -----------
Toiletries/Cosmetics -- 0.3%
      86,000  Estee Lauder Companies Inc. (The)
                Class "A"                                             4,337,625
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $306,391,714)                                                 711,353,278
                                                                    ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------

----------------------------------
U.S. TREASURY OBLIGATIONS -- 16.8%
----------------------------------
 $45,000,000  U.S. Treasury Notes
                4.000%, due 10/31/00                               $ 44,255,448
  29,000,000  U.S. Treasury Notes
                5.250%, due 5/31/01                                  28,628,597
  30,000,000  U.S. Treasury Notes
                5.750%, due 6/30/01                                  29,810,223
  15,000,000  U.S. Treasury Notes
                6.250%, due 8/31/02                                  14,980,347
  14,250,000  U.S. Treasury Notes
                5.875%, due 11/15/05                                 13,831,285
  14,250,000  U.S. Treasury Notes
                5.625%, due 2/15/06                                  13,632,565
  33,000,000  U.S. Treasury Notes
                6.500%, due 10/15/06                                 32,903,587
  15,000,000  U.S. Treasury Notes
                6.125%, due 8/15/07                                  14,629,165
  15,383,250  U.S. Treasury Inflation Indexed Notes
                3.875%, due 1/15/09                                  14,865,864
  59,500,000  U.S. Treasury Bonds
                7.250%, due 8/15/22                                  62,738,835
                                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $276,893,532)                                                 270,275,916
                                                                  -------------

-------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
-------------------------------------------
  17,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 6/15/01                                  16,839,364
  16,000,000  Federal Home Loan Banks
                6.000%, due 11/15/01                                 15,849,334
  15,000,000  Federal Home Loan Banks
                5.125%, due 2/26/02                                  14,571,136
  27,000,000  Federal Home Loan Mortgage Corp.
                5.500%, due 5/15/02                                  26,356,614
  21,000,000  Federal Home Loan Banks
                6.000%, due 8/15/02                                  20,689,990
  13,000,000  Federal National Mortgage Association
                6.250%, due 11/15/02                                 12,874,966
  13,500,000  Federal National Mortgage Association
                4.750%, due 11/14/03                                 12,576,587
  59,000,000  Federal Home Loan Mortgage Corp.
                5.000%, due 1/15/04                                  55,267,035
   5,500,000  Federal National Mortgage Association
                5.125%, due 2/13/04                                   5,172,084
  29,000,000  Federal National Mortgage Association
                5.625%, due 5/14/04                                  27,718,551
  17,000,000  Federal Home Loan Mortgage Corp.
                6.250%, due 7/15/04                                  16,626,969
  23,000,000  Federal National Mortgage Association
                5.750%, due 6/15/05                                  21,874,237
 $10,000,000  Federal National Mortgage Association
                Pool  380188, 6.45%, due 4/1/08                       9,428,130
  14,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 4/15/08                                  12,895,702
  10,000,000  Federal National Mortgage Association
                5.250%, due 1/15/09                                   8,818,051
  13,045,000  Federal National Mortgage Association
                6.375%, due 6/15/09                                  12,452,940
  45,000,000  Federal National Mortgage Association
                6.625%, due 9/15/09                                  43,758,396
  15,000,000  Federal Home Loan Mortgage Corp.
                6.625%, due 9/15/09                                  14,575,890
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $359,458,445)                                                 348,345,976
                                                                  -------------

------------------------------
CORPORATE BONDS & NOTES-- 1.1%
------------------------------
Chemical-Diversified-- 0.3%
   5,000,000  Goodrich (B.F.) Co. (The) Notes
                6.450%, due 4/15/08                                   4,572,137
Telecommunication Services-- 0.8%
   5,000,000  AirTouch Communications Inc. Notes
                6.650%,due 5/1/08                                     4,691,887
   5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.400%, due 8/15/05                                   4,797,534
   4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.500%, due 4/15/10                                   3,711,724
                                                                  -------------
                                                                     13,201,145
                                                                  -------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,967,354)                                                   17,773,282
                                                                  -------------
TOTAL INVESTMENT SECURITIES-- 83.6%
(Cost $961,711,045)                                               1,347,748,452
                                                                  -------------

------------------------------
SHORT-TERM INVESTMENTS-- 15.8%
------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 8.0%
  29,047,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.470%, 1/5/00                       29,029,346
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.600%, 1/11/00                      29,953,333
  40,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.560%, 1/14/00                      39,919,689
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.620%, 1/19/00                      29,915,700
                                                                  -------------
                                                                    128,818,068
                                                                  -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 7.8%
(including accrued interest)
 $62,000,000  Collateralized by $45,090,000
              U.S. Treasury Bonds 10 5/8%,
              due 8/15/15, with a value of
              $63,118,951 (with Morgan Stanley &
              Co., Inc., 2.47%, dated 12/31/99, due
              1/3/00, delivery value of $62,012,762)             $   62,004,254
  63,000,000  Collateralized by $31,360,000
              U.S. Treasury Notes 6 1/2%,
              due 8/31/01 and $31,567,000 U.S.
              Treasury Notes 6 3/8%, due 3/31/01
              with a total value of $64,296,606
              (with Banc One Capital Markets, Inc.,
              2.65%, dated 12/31/99, due 1/3/00,
              delivery value $63,013,912)                            63,004,637
                                                                 --------------
                                                                    125,008,891
                                                                 --------------
TOTAL SHORT-TERM SECURITIES
(Cost $253,826,959)                                                 253,826,959
                                                                 --------------

CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES -- 0.6%                                     10,305,388
                                                                 --------------
NET ASSETS -- 100.0%                                             $1,611,880,799
                                                                 ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,611,880,799 / 54,850,620
 shares of beneficial interest outstanding)                      $        29.39
                                                                 ==============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999


ASSETS:
   Investment securities, at value
    (cost $961,711,045)                                          $1,347,748,452
   Short-term investments (cost $253,826,959)                       253,826,959
   Cash                                                                 150,207
   Interest and dividends receivable                                  9,964,094
   Receivable for securities sold                                     2,693,035
   Receivable for capital shares sold                                    97,472
   Prepaid insurance expense                                             24,826
                                                                 --------------
     TOTAL ASSETS                                                 1,614,505,045
                                                                 --------------

LIABILITIES
   Payable for capital shares repurchased                             1,642,035
   Accrued expenses:
    Advisory fee                                                        667,997
    GIAC administrative service fee                                     265,843
    Other                                                                48,371
                                                                 --------------
     TOTAL LIABILITIES                                                2,624,246
                                                                 --------------
NET ASSETS                                                       $1,611,880,799
                                                                 ==============

NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $0.01 par value
    (authorized unlimited, outstanding
    54,850,620 shares)                                                  548,506
   Additional paid-in capital                                       883,244,575
   Undistributed net investment income                               31,635,575
   Undistributed net realized gain on investments                   310,414,736
   Net unrealized appreciation of investments                       386,037,407
                                                                 --------------
NET ASSETS                                                       $1,611,880,799
                                                                 ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,611,880,799 / 54,850,620
   shares outstanding)                                                  $ 29.39
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
 Interest                                                        $   36,700,944
 Dividends (Net of foreign withholding
 tax of $5,837)                                                       3,636,934
                                                                 --------------
     Total Income                                                    40,337,878
                                                                 --------------

Expenses:
 Investment advisory fee                                              7,451,342
 GIAC administrative service fee                                        925,843
 Custodian fees                                                         149,285
 Audit and legal fees                                                    38,541
 Insurance                                                               35,264
 Trustees' fees and expenses                                             14,023
 Printing                                                                12,925
 Taxes and other                                                          2,056
                                                                 --------------
   Total Expenses Before Custody Credits                              8,629,279
   Less: Custody Credits                                                 (3,639)
                                                                 --------------
   Net Expenses                                                       8,625,640
                                                                 --------------
Net Investment Income                                                31,712,238
                                                                 --------------

Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                                  310,691,129
 Net change in unrealized
 appreciation                                                       (14,402,998)
                                                                 --------------
   Net Realized Gain and Change in
 Unrealized Appreciation
on Investments                                                      296,288,131
                                                                 --------------
   Net Increase in Net Assets
 from Operations                                                 $  328,000,369
                                                                 ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                       1999                  1998
                                                                                  ---------------       ---------------
Operations
    Net investment income                                                         $    31,712,238       $    15,682,392
    Net realized gain on investments                                                  310,691,129            79,864,542
    Change in net unrealized appreciation                                             (14,402,998)          215,856,062
                                                                                  ---------------       ---------------
    Net increase in net assets from operations                                        328,000,369           311,402,996
                                                                                  ---------------       ---------------

Distributions to Shareholders:
    Net investment income                                                             (15,437,565)          (35,369,549)
    Net realized gain from investment transactions                                    (79,625,333)         (101,947,527)
                                                                                  ---------------       ---------------
    Total distributions                                                               (95,062,898)         (137,317,076)
                                                                                  ---------------       ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                                      109,656,703            98,680,308
    Proceeds from reinvestment of dividends and distributions to shareholder           95,062,898           137,317,076
    Cost of shares repurchased                                                       (240,059,970)         (192,389,054)
                                                                                  ---------------       ---------------
    Net (decrease) increase from Trust share transactions                             (35,340,369)           43,608,330
                                                                                  ---------------       ---------------

Total Increase In Net Assets                                                          197,597,102           217,694,250

Net Assets:
    Beginning of year                                                               1,414,283,697         1,196,589,447
                                                                                  ---------------       ---------------
    End of year                                                                   $ 1,611,880,799       $ 1,414,283,697
                                                                                  ===============       ===============

Undistributed Net Investment Income, at End of Year                               $    31,635,575       $    15,360,902
                                                                                  ===============       ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked bid and prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital

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NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                 Year Ended         Year Ended
                                                 December 31,       December 31,
                                                     1999               1998
                                                 ------------       ------------
Shares sold                                        4,104,143         4,261,820
Shares issued in reinvestment
 of dividends and distributions                    3,617,310         6,157,716
                                                 -----------        ----------
                                                   7,721,453        10,419,536
Shares repurchased                                 8,941,008         8,418,685
                                                 -----------        ----------
Net (decrease) increase                           (1,219,555)        2,000,851
                                                 ===========        ==========

Dividends per share from net
 investment income                               $      .285        $      .68
                                                 ===========        ==========
Distributions per share from
 net realized gains                              $      1.47        $     1.96
                                                 ===========        ==========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                    Year Ended
                                                                   December 31,
                                                                       1999
                                                                  --------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                              $  725,937,484
 Other Investment Securities                                         170,135,232
                                                                  --------------
                                                                  $  896,072,716
                                                                  --------------

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                              $  191,104,011
 Other Investment Securities                                         995,248,742
                                                                  --------------
                                                                  $1,186,352,753
                                                                  --------------

      At December 31, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes is $1,215,538,004. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes is $410,144,859 and $24,107,452, respectively, resulting in a net appreciation of $386,037,407.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $7,451,342 was paid or payable to the Adviser, for the year ended December 31, 1999. This was computed at the annual rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------


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Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and Trustees of the Trust. During the year ended December 31, 1999, the Trust paid brokerage commissions totaling $465,623 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Trust incurred expenses of $925,843 in connection with such services rendered by GIAC.

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126

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of stock outstanding throughout each year:

                                                                               Years Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                              1999             1998              1997                1996
                                                       ----------------------------------------------------------------------------

Net asset value, beginning of year ..............      $       25.22      $       22.13      $       21.90       $       20.27
                                                       -------------      -------------      -------------       -------------
   Income from investment operations:
   Net investment income ........................                .59                .30                .65                 .53
   Net gains on securities (both realized
    and unrealized) .............................               5.34               5.43               2.65                2.56
                                                       -------------      -------------      -------------       -------------
   Total from investment operations .............               5.93               5.73               3.30                3.09
                                                       -------------      -------------      -------------       -------------

   Less distributions:
    Dividends from net investment income ........               (.29)              (.68)              (.55)               (.37)
    Distributions from net realized capital gains              (1.47)             (1.96)             (2.52)              (1.09)
                                                       -------------      -------------      -------------       -------------
    Total distributions .........................              (1.76)             (2.64)             (3.07)              (1.46)
                                                       -------------      -------------      -------------       -------------
Net asset value, end of year ....................      $       29.39      $       25.22      $       22.13       $       21.90
                                                       -------------      -------------      -------------       -------------

Total return** ..................................              24.32%             27.45%             15.66%              15.87%
                                                       -------------      -------------      -------------       -------------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........      $   1,611,881      $   1,414,284      $   1,196,589       $   1,072,785
Ratio of expenses to average net assets .........                .58%(1)            .58%(1)            .59%(1)             .58%(1)
Ratio of net investment income to average
  net assets ....................................               2.13%              1.25%              3.08%               2.70%
Portfolio turnover rate .........................                 70%               106%                58%                 71%

                                                         Years Ended December 31,
                                                         ------------------------
                                                                   1995
                                                         ------------------------

Net asset value, beginning of year ..............              $       16.13
                                                               -------------
   Income from investment operations:
   Net investment income ........................                        .39
   Net gains on securities (both realized
    and unrealized) .............................                       4.17
                                                               -------------
   Total from investment operations .............                       4.56
                                                               -------------

   Less distributions:
    Dividends from net investment income ........                       (.26)
    Distributions from net realized capital gains                       (.16)
                                                               -------------
    Total distributions .........................                       (.42)
                                                               -------------
Net asset value, end of year ....................              $       20.27
                                                               -------------

Total return** ..................................                      28.54%
                                                               -------------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........              $     876,509
Ratio of expenses to average net assets .........                        .60%
Ratio of net investment income to average
  net assets ....................................                      2.18%
Portfolio turnover rate .........................                        63%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

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                                                                             127

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

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